AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 24, 1997

                                                 REGISTRATION NO. 33-89848
                                                                  811-8190

                              SECURITIES AND EXCHANGE COMMISSION
                                    Washington, D.C.  20549

                                           FORM N-4

                    REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   o
                               PRE-EFFECTIVE AMENDMENT NO.                    o
                              POST-EFFECTIVE AMENDMENT NO.  3                 x

                                              and

             REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  x

                                        Amendment No. 9

                              UNITED OF OMAHA SEPARATE ACCOUNT C
                                  (EXACT NAME OF REGISTRANT)

                            UNITED OF OMAHA LIFE INSURANCE COMPANY
                                      (NAME OF DEPOSITOR)

                         MUTUAL OF OMAHA PLAZA, OMAHA, NEBRASKA, 68175
                     (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

                       DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE
                                        (402) 351-5087

                            NAME AND ADDRESS OF AGENT FOR SERVICE:
                                  Kenneth W. Reitz, Esquire
                                  Mutual of Omaha Companies
                                 Mutual of Omaha Plaza, 3-Law
                                 Omaha, Nebraska, 68175-1008

        It is proposed that this filing will become effective (check appropriate box):

        o immediately upon filing pursuant to paragraph (b) x on MAY 1, 1997 pursuant to paragraph (b)
        o 60 days after filing pursuant to paragraph (a)(i o on __________ pursuant to paragraph (a)(i)
        o  75 days after filing pursuant to paragraph (a)(ii)
        o  on  ________pursuant to paragraph (a)(ii) or Rule 485

        If appropriate, check the following box:
        o This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

        Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant previously registered an indefinite amount of Ultrannuity Series V Variable Annuity Policies under the Securities Act of 1933. The Registrant filed a Rule 24f-2 notice on February 26, 1997 for its most recent fiscal year ended December 31, 1996.

                              CROSS REFERENCE SHEET
                              Pursuant to Rule 495


                   Showing Location in Part A (Prospectus) and
                  Part B (Statement of Additional Information)
          OF REGISTRATION STATEMENT OF INFORMATION REQUIRED BY FORM N-4

                                     PART A



ITEM OF FORM N-4                                          PROSPECTUS CAPTION
1.   Cover Page................................    Cover Page

2.   Definitions...............................    Definitions

3.   Synopsis..................................    Summary; Historical Performance Data

4.   Condensed Financial Information...........    Financial Statements

5.   General
 (a) Depositor.................................    United of Omaha Life Insurance Company
 (b) Registrant................................    The Variable Account
 (c) Portfolio Company.........................    The Series Funds
 (d) Fund Prospectus...........................    The Series Funds
 (e) Voting Rights.............................    Voting Rights

6.   Deductions and Expenses
 (a) General...................................    Charges and Deductions
 (b) Sales Load %..............................    Withdrawal Charge
 (c) Special Purchase Plan.....................    N/A
 (d) Commissions...............................    Distributor of the Policies
 (e) Expenses - Registrant.....................    N/A
 (f) Fund Expenses.............................    Expenses Including Investment
                                                   Advisory Fees
 (g) Organizational Expenses...................    N/A

7.   Policies
 (a) Persons with Rights.......................    The  Policy;   Election  of  Annuity   Option;
                                                   Determination  of  Annuity  Payments;  Annuity
                                                   Starting   Date;   Ownership  of  the  Policy;
                                                   Voting Rights
 (b) (i)   Allocation of Premium Payments......    Allocation of Purchase Payments
     (ii)  Transfers...........................    Transfers
     (iii) Exchanges...........................    N/A
 (c) Changes...................................    Addition,    Deletion   or   Substitution   of
                                                   Investments;   Election  of  Annuity   Option;
                                                   Annuity Starting Date; Beneficiary;  Ownership
                                                   of the Policy
 (d) Inquiries.................................    Summary

8.   Annuity Period............................    Payout Options

9.   Death Benefit.............................    Death of  Annuitant  or Owner Prior to Annuity
                                                   Starting Date

10.  Purchase and Policy Values

 (a) Purchases.................................    Policy  Application  and Issuance of Policies;
                                                   Purchase Payments
 (b) Valuation.................................    Accumulation Value; The Variable Account Value
 (c) Daily Calculation.........................    The Variable Account Value
 (d) Underwriter...............................    Distributor of the Policies

11.  Redemptions
 (a) By Owners.................................    Withdrawals
     By Annuitant..............................    N/A
 (b) Texas ORP.................................    Restrictions Under the Texas Optional
                                                   Retirement Program
 (c) Check Delay...............................    Payment not Honored by Bank
 (d) Lapse.....................................    N/A
 (e) Free Look.................................    Summary

12.  Taxes.....................................    Certain Federal Income Tax Consequences

13.  Legal Proceedings.........................    Legal Proceedings

14.  Table of Contents for the
     Statement of                                  Statement of Additional
     Additional Information........................Information


                                            PART B
ITEM OF FORM N-4                                         Statement of Additional
                                                           INFORMATION CAPTION

15.  Cover Page................................    Cover Page

16.  Table of Contents.........................    Table of Contents

17.  General Information
     and History...............................    (Prospectus)  United of Omaha
                                                   Life  Insurance Company

18.  Services
 (a) Fees and Expenses
     of Registrant.............................    N/A
 (b) Management Policies.......................    N/A
 (c) Custodian.................................    Custody of Assets
     Independent
     Auditors  ................................    Independent Auditors
 (d) Assets of Registrant......................    Custody of Assets
 (e) Affiliated Person.........................    N/A
 (f) Principal Underwriter.....................    Distribution of the Policies

19.  Purchase of Securities
     Being Offered............................     Distribution of the Policies
     Offering Sales Load......................     N/A

20.  Underwriters..............................    Distribution  of  the  Policies;  (Prospectus)
                                                   Distributor of the Policies
21.  Calculation of Performance
     Data Calculation of Yields and Total Returns; Other Performance Data
22.  Annuity Payments..........................    (Prospectus)   Election   of  Payout   Option;
                                                   (Prospectus) Determination of Annuity Payments
23.  Financial Statements......................    Financial Statements


                                  PART C -- OTHER INFORMATION

ITEM OF FORM N-4                                      PART C CAPTION

24.  Financial Statements
     and Exhibits..............................    Financial Statements and Exhibits
 (a) Financial Statements......................    Financial Statements
 (b) Exhibits..................................    Exhibits

25.  Directors and Officers of.................    Directors and Officers of the
     the Depositor.............................    Depositor

26.  Persons Controlled By or Under Common         Persons Controlled By or Under Common
     Control with the Depositor or Registrant..    Control with the Depositor or Registrant

27.  Number of Policyowners....................    Number of Policyowners

28.  Indemnification...........................    Indemnification

29.  Principal Underwriters....................    Principal Underwriters

30.  Location of Accounts
     and Records...............................    Location of Accounts and Records

31.  Management Services.......................    Management Services

32.  Undertakings..............................    Undertakings

 Signature Page................................    Signatures


Prospectus                                                        May 1, 1997
                    THE ULTRANNUITY SERIES V VARIABLE ANNUITY

                                 Issued Through

                       UNITED OF OMAHA SEPARATE ACCOUNT C

                                       by

                     UNITED OF OMAHA LIFE INSURANCE COMPANY


 This Prospectus describes the Ultrannuity Series V Variable Annuity Policy (the "Policy"), a Flexible Payment Variable Deferred Annuity offered by United of Omaha Life Insurance Company. The Policy is designed to aid in long-term financial planning and provides for the accumulation of capital by individuals on a tax-deferred basis for retirement or other long-term purposes.

 The Owner may allocate Net Purchase Payments to one or more of the 23 Eligible investments, which are the 23 Ultrannuity Series V Subaccounts of the United of Omaha Separate Account C (the "Variable Account") and the Fixed Account. Assets of each Subaccount of the Variable Account are invested in a corresponding mutual fund Portfolio. The Portfolios are described in separate prospectuses that accompany this Prospectus. The Policy's available investment options are:


ALGER AMERICAN GROWTH PORTFOLIO
ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
FEDERATED PRIME MONEY FUND II("MONEY MARKET") PORTFOLIO
FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES PORTFOLIO
FIDELITY ASSET MANAGER: GROWTH PORTFOLIO
FIDELITY EQUITY INCOME PORTFOLIO
FIDELITY CONTRAFUND PORTFOLIO
FIDELITY INDEX 500 PORTFOLIO
MFS EMERGING GROWTH PORTFOLIO
MFS HIGH INCOME FUND PORTFOLIO
MFS RESEARCH PORTFOLIO
MFS WORLD GOVERNMENT PORTFOLIO
MFS VALUE SERIES PORTFOLIO
PIONEER CAPITAL GROWTH PORTFOLIO
PIONEER REAL ESTATE PORTFOLIO
SCUDDER GLOBAL DISCOVERY PORTFOLIO
SCUDDER GROWTH & INCOME PORTFOLIO
SCUDDER INTERNATIONAL PORTFOLIO
T. ROWE PRICE EQUITY INCOME PORTFOLIO
T. ROWE PRICE INTERNATIONAL PORTFOLIO
T. ROWE PRICE LIMITED TERM BOND PORTFOLIO
T. ROWE PRICE NEW AMERICA GROWTH PORTFOLIO
T. ROWE PRICE PERSONAL STRATEGY BALANCED PORTFOLIO
FIXED ACCOUNT

  The Accumulation Value in the Variable Account will vary in accordance with the investment performance of the Subaccounts selected by the Owner. Therefore, the Owner bears the entire investment risk under this Policy for all amounts allocated to the Variable Account. Amounts allocated to the Fixed Account are guaranteed by United of Omaha Life Insurance Company ("United of Omaha") and will earn a specified rate of interest declared periodically.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     AN INTEREST IN THE POLICY IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY ANY BANK, NOR IS THE POLICY FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. THE POLICY INVOLVES INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

  This Prospectus sets forth the information that a prospective investor should consider before investing in a Policy. A Statement of Additional Information about the Policy and the Variable Account, which has the same date as this Prospectus, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available at no cost to any person requesting a copy by writing United of Omaha at its Service Office (United of Omaha Variable Product Service, P.O. Box 8430, Omaha, Nebraska 68108-0430) or by calling 1-800-238-9354. The table of contents of the Statement of Additional Information is included at the end of this Prospectus.

  The Policy may be purchased with an initial Purchase Payment of at least $5,000, and an Owner generally may pay additional Purchase Payments of at least $500 each (but no additional Purchase Payments are required).

  The Policy provides for periodic annuity payments to be made by United of Omaha to the Owner, if living, for the life of the Annuitant or for some other period, beginning on the Annuity Starting Date selected by the Owner. Prior to the Annuity Starting Date, the Owner can transfer Accumulation Value among the Eligible Investments, that is, among the Fixed Account and the 23 Subaccounts of the Variable Account (some prohibitions and restrictions apply, especially on transfers out of the Fixed Account). The Owner can also elect to withdraw all or a portion of the Cash Surrender Value; however, withdrawals may be taxable, subject to a Withdrawal Charge and/or a tax penalty, and withdrawals from the Fixed Account may be delayed.

  THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION GENERALLY DESCRIBE ONLY THE POLICIES AND THE VARIABLE ACCOUNT, EXCEPT WHEN THE FIXED ACCOUNT IS SPECIFICALLY MENTIONED.


                      PLEASE READ THIS PROSPECTUS CAREFULLY
                       AND RETAIN IT FOR FUTURE REFERENCE.


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO DEALER, SALESPERSON OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

                 THIS PROSPECTUS MUST BE ACCOMPANIED OR PRECEDED
                   BY A CURRENT PROSPECTUS FOR EACH PORTFOLIO

                                TABLE OF CONTENTS
                                                                            Page

DEFINITIONS .................................................................  4
SUMMARY  ....................................................................  6
FINANCIAL STATEMENTS......................................................... 13
UNITED OF OMAHA LIFE INSURANCE COMPANY....................................... 14
THE ELIGIBLE INVESTMENTS..................................................... 14
         The Variable Account................................................ 14
         Historical Performance Data......................................... 18
             Standardized Performance Data................................... 18
             Non-Standardized Performance Data............................... 20
         The Fixed Account................................................... 22
         Transfers........................................................... 23
         Dollar Cost Averaging............................................... 24
         Asset Allocation Program............................................ 24
THE POLICY................................................................... 24
         Policy Application and Issuance of Policies......................... 24
         Purchase Payments................................................... 25
         Accumulation Value.................................................. 25
         Telephone Transactions.............................................. 26
DISTRIBUTIONS UNDER THE POLICY............................................... 26
         Withdrawals......................................................... 26
         Systematic Withdrawal Plan.......................................... 27
         Annuity Payments.................................................... 27
             Annuity Starting Date........................................... 27
             Election of Payout Option....................................... 27
             Payout Options.................................................. 28
         Death Benefit....................................................... 29
             Death of Owner Prior to Annuity Starting Date................... 29
             Death of Owner On or After Annuity Starting Date................ 30
             Beneficiary..................................................... 30
         IRS Required Distributions.......................................... 30
         Restrictions Under the Texas Optional Retirement Program............ 30
CHARGES AND DEDUCTIONS....................................................... 30
         Withdrawal Charge................................................... 31
         Waiver of Withdrawal Charges........................................ 31
         Mortality and Expense Risk Charge .................................. 32
         Administrative Charges.............................................. 33
         Transfer Fee........................................................ 33
Premium Taxes................................................................ 33
         Federal, State and Local Taxes...................................... 33
         Other Expenses Including Investment Advisory Fees................... 33
CERTAIN FEDERAL INCOME TAX CONSEQUENCES...................................... 34
         Tax Status of the Policy............................................ 34
         Taxation of Annuities............................................... 34
DISTRIBUTOR OF THE POLICIES.................................................. 36
VOTING RIGHTS................................................................ 37
LEGAL PROCEEDINGS............................................................ 37
STATEMENT OF ADDITIONAL INFORMATION.......................................... 37

                                   DEFINITIONS
ACCUMULATION UNIT -- An accounting unit of measure used in calculating the Accumulation Value in the Variable Account prior to the Annuity Starting Date.

ACCUMULATION VALUE -- The dollar value as of any Valuation Date prior to the Annuity Starting Date of all amounts in the Variable Account, plus the value in the Fixed Account.

ANNIVERSARY VALUE -- An amount equal to the Accumulation Value on a Policy Anniversary.

ANNUITANT  --  The  person  on  whose  life  Annuity  Payments   involving  life
contingencies are based. If the Annuitant is other than the Owner, the Annuitant has no rights under the Policy.

ANNUITY PAYMENT -- A payment made by United of Omaha under an annuity Payout Option.

ANNUITY PURCHASE VALUE -- An amount equal to the Accumulation Value for the Valuation Period which ends immediately preceding the Annuity Starting Date reduced by any Withdrawal Charge, and any charge for applicable premium or similar taxes.

ANNUITY STARTING DATE -- The date upon which Annuity Payments are to begin. The latest Annuity Starting Date permitted is when the Annuitant attains age 95. (Age 85 in Pennsylvania.)

AVERAGE DEATH BENEFIT AMOUNT -- The mean of the death benefit amount on the most recent policy anniversary and the death benefit amount on the immediately preceding Policy Anniversary. The Average Death Benefit Amount is the basis used to calculate the Enhanced Death Benefit Charge under Policies issued with the Elective Death Benefit Amendment.

BENEFICIARY -- The person(s) or other legal entity listed by the Owner in the Policy application and referred to in the Policy as the named beneficiary. In the case of joint Owners, the surviving joint Owner is the primary Beneficiary and the named Beneficiary is the contingent Beneficiary. If the named Beneficiary does not survive the Owner, the estate of the Owner is the Beneficiary.

CASH SURRENDER VALUE -- The Accumulation Value less any applicable Withdrawal Charge, any applicable Policy Fee, and any applicable premium tax charge not previously deducted, and, if the Enhanced Death Benefit is elected, the Enhanced Death Benefit Charge.

CURRENT INTEREST RATE GUARANTEE -- United of Omaha's guarantee to pay a declared current interest rate on amounts under a Policy allocated to the Fixed Account. A particular Current Interest Rate Guarantee will be in effect for at least one year.

DATE OF ISSUE -- The date the  Policy is  issued,  as shown on the  Policy  Data
Page.

DUE PROOF OF DEATH -- A certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, a written statement by the attending physician, or any other proof satisfactory to United of Omaha will constitute Due Proof of Death.

ELIGIBLE INVESTMENTS -- The Fixed Account and any of the Subaccounts of the Variable Account.

ENHANCED DEATH BENEFIT -- The death benefit available under Policies issued with the Elective Death Benefit Amendment.

ENHANCED DEATH BENEFIT CHARGE -- An amount equal to an annual rate of 0.35% of the Average Death Benefit Amount. The Enhanced Death Benefit Charge is assessed under each Policy issued with the Elective Death Benefit Amendment on each Policy Anniversary or upon full surrender.

FIXED ACCOUNT -- The account which consists of general account assets of United of Omaha Life Insurance Company.

NET PURCHASE PAYMENT -- A Purchase Payment less any charge for applicable premium taxes.

NONQUALIFIED POLICY -- A Policy other than a Qualified Policy.

PAYEE -- The person who receives Annuity Payments under the Policy.

PAYOUT OPTION -- Any method of payment of Policy Proceeds under the Policy.

POLICY -- The variable annuity policy offered by this Prospectus.

POLICY ANNIVERSARY -- The same month and day as the Date of Issue in each calendar year after the calendar year in which the Date of Issue occurs.

POLICY OWNER OR OWNER -- The person(s) who may exercise all rights and privileges under the Policy. If there are joint Owners, the signatures of both Owners are needed to exercise rights under the Policy. The Policy Owner may change the ownership of the Policy or pledge it as collateral by assigning it.

POLICY YEAR -- A Policy Year begins on the Date of Issue and each Policy Anniversary.

PORTFOLIO -- A Series Fund's separate investment series that is available under the Policy.

PURCHASE PAYMENT -- An amount paid to United of Omaha by the Policy Owner or on the Policy Owner's behalf as consideration for the benefits provided by, and in accordance with the provisions of, the Policy.

PROCEEDS -- The death benefit or the Annuity Purchase Value.

QUALIFIED POLICY -- A Policy that may be issued as set forth herein in connection with a qualified plan that receives favorable tax treatment under
Section 401, 403(b), or 408 of the Internal Revenue Code of 1986, as amended.

SERIES FUNDS -- Alger American Fund, Federated's Insurance Management Series, Fidelity's Variable Insurance Products Fund, Fidelity's Variable Insurance Products Fund II, MFS Variable Insurance Trust, Pioneer Variable Contracts Trust Scudder Variable Life Investment Fund, T. Rowe Price International Series, Inc.,
T. Rowe Price Fixed Income Series, Inc., and T. Rowe Price Equity Series, Inc., each of which is a diversified, open-end management company in which the Variable Account invests.

SERVICE OFFICE - United of Omaha Variable Product Service, P.O. Box 8430, Omaha, Nebraska 68108-0430. Telephone: 1-800-238-9354.

STANDARD DEATH BENEFIT -- The death benefit available under Policies issued without the Elective Death Benefit Amendment.

SUBACCOUNT -- A segregated account within the Variable Account which invests in a specified Portfolio of one of the Series Funds.

UNITED OF OMAHA -- United of Omaha Life Insurance Company, the issuer of the Policies.

VALUATION DATE -- Each day that the New York Stock Exchange is open for trading.

VALUATION PERIOD -- The period commencing at the close of business of the New York Stock Exchange on each Valuation Date and ending at the close of business for the next succeeding Valuation Date.

VARIABLE ACCOUNT -- United of Omaha Separate Account C, a separate account maintained by United of Omaha in which a portion of United of Omaha's assets has been allocated for the Policy and certain other policies.

WRITTEN NOTICE OR REQUEST -- Written notice, signed by the Policy Owner, that gives United of Omaha the information it requires and is received at the Service Office.

                    THE ULTRANNUITY SERIES V VARIABLE ANNUITY

                                     SUMMARY

THE POLICY
     The Ultrannuity Series V Variable Annuity is a Flexible Payment Variable Deferred Annuity Policy. The Policy can be purchased on a non-tax qualified basis ("Nonqualified Policy") or in connection with certain plans qualifying for favorable federal income tax treatment ("Qualified Policy"). The Owner allocates the Net Purchase Payments among the Eligible Investments offered under the Policy by United of Omaha Life Insurance Company ("United of Omaha"). These Eligible Investments are the 23 Subaccounts of United of Omaha Separate Account C (the "Variable Account") and the Fixed Account.

THE ELIGIBLE INVESTMENTS
     THE VARIABLE ACCOUNT. The Variable Account is a segregated investment account of United of Omaha. It is divided into Subaccounts, each of which invests exclusively in shares of a corresponding mutual fund Portfolio. The available Portfolios are: the Alger American Growth Portfolio and the Alger American Small Capitalization Portfolio of the Alger American Fund ("Alger Fund"); the Federated Prime Money Fund II Portfolio and the Federated Fund for U.S. Government Securities II Portfolio of the Insurance Management Series Trust ("Insurance Management Series"); the Fidelity Equity Income Portfolio of the Variable Insurance Products Fund ("Fidelity VIP Fund"); the Fidelity Asset
Manager: Growth Portfolio, Fidelity Contrafund Portfolio, and Fidelity Index 500 of the Variable Insurance Products Fund II ("Fidelity VIP Fund II"); the MFS Emerging Growth Portfolio, the MFS High Income Fund Portfolio, the MFS Research Portfolio, MFS Value Series and the MFS World Government Portfolio of the MFS Variable Insurance Trust ("MFS Trust"); the Pioneer Capital Growth Portfolio of the Pioneer Capital Growth Fund and the Pioneer Real Estate Portfolio of the Pioneer Real Estate Fund,(collectively "Pioneer Funds"), the Scudder Global Discovery Portfolio, Scudder Growth & Income and the Scudder International Portfolio of the Scudder Variable Life Investment Fund ("Scudder Fund"); the T. Rowe Price International Stock Portfolio of T. Rowe Price International Series, Inc. ("T. Rowe Price International Series"); the T. Rowe Price Limited-Term Bond Portfolio of T. Rowe Price Fixed Income Series, Inc. ("T. Rowe Price Fixed Income Series"); the T. Rowe Price Personal Strategy Balanced Portfolio, the T. Rowe Price New America Growth Portfolio and T. Rowe Price Equity Income Portfolio of T. Rowe Price Equity Series, Inc. ("T. Rowe Price Equity Series") (each of the Alger Fund, Insurance Management Series, Fidelity VIP Fund, Fidelity VIP Fund II, MFS Trust, Scudder Fund, T. Rowe Price International Series, T. Rowe Price Fixed Income Series, and T. Rowe Price Equity Series are referred to as the "Series Funds"). Because the Accumulation Value will increase or decrease in accordance with the investment experience of the selected Subaccounts, the Owner bears the entire investment risk with respect to Net Purchase Payments allocated to, and amounts transferred to, the Variable Account. (See "The Variable Account," p.14.)
     THE FIXED ACCOUNT. The Fixed Account guarantees safety of principal and a minimum 3% effective annual return on Net Purchase Payments allocated to, and amounts transferred to, the Fixed Account. United of Omaha may, IN ITS SOLE DISCRETION, declare a higher current interest rate. A current interest rate is guaranteed for at least one year. (See "The Fixed Account," p.22.)

PURCHASE PAYMENTS
     A Nonqualified Policy or a Qualified Policy may be purchased with an Initial Purchase Payment of at least $5,000. An Owner may pay additional Purchase Payments of at least $500 each at any time prior to the Annuity Starting Date and up to the Policy Anniversary next following such Owner's 88th birthday. There is no deduction from Purchase Payments for sales or administrative expenses, although a charge for any applicable premium taxes will be deducted from Purchase Payments, and there is a Withdrawal Charge. (See "Withdrawal Charge," p. 31.)
     Net Purchase Payments will be allocated among the Eligible Investments (that is, among the Fixed Account and/or the Subaccounts of the Variable Account) in accordance with the allocation percentages specified by the Owner in the Policy application. Any allocation must be in whole percentages, and the total allocation must equal 100%. (The Policy provides for a "Free Look Period" during which the Owner can return the Policy for a full refund of the Accumulation Value or Purchase Payments as determined by the law of the state of issue. In some states the Net Purchase Payment(s) allocated to the Variable Account will be held in the Money Market Subaccount during the Free Look Period, and then allocated among the other Subaccounts as instructed by the Owner. See "Free Look Right," p. 12.) Allocations for additional Net Purchase Payments may be changed by sending Written Notice to United of Omaha's Service Office or by telephone (subject to the provisions described below under "Telephone Transactions," p. 26.)

TRANSFERS
     An Owner can transfer Accumulation Value from one Subaccount to another Subaccount or to the Fixed Account with certain limitations. The minimum amount which may be transferred is the lesser of $500 or the entire Subaccount Value. HOWEVER, following a transfer out of a particular Subaccount, at least $500 must remain in that Subaccount. Transfers out of the Variable Account currently may be made as often as the Owner wishes either by telephone (subject to the provisions described below under "Telephone Transactions," p. 26) or by sending Written Notice to the Service Office.
     There is no charge for the first 12 transfers during any Policy Year. However, a charge of $10 may be imposed for any transfers from Subaccounts in excess of 12 per Policy Year. No such charge will be imposed on transfers out of the Fixed Account.
     Transfers from the Fixed Account to one or more Subaccounts of the Variable Account may be made only once each Policy Year. The maximum amount that can be transferred out of the Fixed Account during any Policy Year will be determined periodically by United of Omaha. Such amount will not be less than 10% of the Fixed Account Value on the date of the transfer. (See "Transfers," p. 22.) Transfers from the Fixed Account may be delayed up to 6 months.

WITHDRAWALS
     The Owner may elect to surrender the Policy for its Cash Surrender Value, or to withdraw a portion of the Cash Surrender Value ($500 minimum) at any time prior to the earlier of the Owner's death or the Annuity Starting Date. The Cash Surrender Value equals the Accumulation Value less any applicable Withdrawal Charge, any applicable Policy Fee, any applicable premium taxes, and, if the Elective Death Benefit Amendment is attached, the Enhanced Death Benefit Charge (See p. 33). A surrender or withdrawal request must be made by Written Request, and a request for a partial withdrawal may specify the Eligible Investment(s) from which the withdrawal is to be made, but no more than a pro-rata amount can be deducted from the Fixed Account. If the Owner does not provide specific withdrawal instructions, the withdrawal will be made pro-rata from each Eligible Investment. There is currently no limit on the frequency or timing of withdrawals from the Variable Account, but surrenders and partial withdrawals from the Fixed Account may be delayed for up to six months. Withdrawals may be taxable, and subject to a Withdrawal Charge and/or a tax penalty. If the Contract is issued pursuant to a Qualified Plan, withdrawals may be restricted by applicable law or the terms of the Qualified Plan.

CHARGES AND DEDUCTIONS
     WITHDRAWAL CHARGE. In order to permit maximum investment of Purchase Payments, United of Omaha does not deduct sales or other charges at the time of investment. However, Purchase Payments surrendered or withdrawn or applied to provide Annuity Payments within seven years after they were made will be subject to a Withdrawal Charge to partially cover sales expenses, but each Policy Year up to 15% of the Accumulation Value may be withdrawn as of the date of the first withdrawal that Policy Year without imposition of the Withdrawal Charge. In addition, amounts applied to provide a death benefit or applied after the second Policy Year to the Payout Option that provides a Lifetime Income (Option 4) will not be subject to a Withdrawal Charge. The applicable Withdrawal Charge is calculated separately as to each Purchase Payment based on the period of time elapsed since the Purchase Payment was made. There will be no Charge imposed on any Purchase Payments in connection with a withdrawal or surrender that occurs more than seven years after the Purchase Payment was made. The Withdrawal Charge is 7% of any Purchase Payment withdrawn within one year after the Purchase Payment is made, and the percentage declines by 1% each year to zero after the seventh year following the date of the Purchase Payment. For purposes of calculating the Withdrawal Charge, the oldest Purchase Payment is deemed to be withdrawn first (a first-in, first-out arrangement), and all Purchase Payments are deemed to be withdrawn before any earnings. (See "Withdrawal Charge," p. 30.)
     ACCOUNT CHARGES. United of Omaha deducts a daily charge equal to a percentage of the net assets in the Variable Account for the mortality and expense risks assumed by United of Omaha. The annual rate of this charge is 1.00% of the value of each Subaccount's net assets. (See "Mortality and Expense Risk Charge," p. 32.)
     United of Omaha also deducts a daily Administrative Expense Charge from the net assets of the Variable Account to partially cover expenses incurred by United of Omaha in connection with the administration of the Variable Account and the Policies. The annual rate of this charge is .20% of the value of each Subaccount's net assets. (See "Administrative Charges," p. 33.)
     The account charges for mortality and expense risks and administrative expenses are guaranteed not to increase.
     In the event the Owner elects to purchase the Enhanced Death Benefit (See "Elective Death Benefit Amendment", p. 29), a charge equal to the annual rate of 0.35% of the Average Death Benefit Amount will be assessed on each Policy Anniversary or pro rata upon full surrender for expenses related to the Death Benefit under the Amendment. (See "Death Benefit", p. 29). The Enhanced Death Benefit Charge is deducted from each Subaccount on a pro-rata basis through the cancellation of accumulation units. If Subaccount assets are not sufficient to deduct the full amount of the Enhanced Death Benefit Charge, the charge will be deducted first from Subaccount assets then from the Fixed Account.
     ANNUAL POLICY FEE. There is also an annual Policy Fee for Policy maintenance and related administrative expenses. This fee is $30 per year and is deducted from the Accumulation Value on the last Valuation Date of each Policy Year (and upon complete surrender of the Policy). This fee will be waived if the Accumulation Value is greater than $50,000 on the last Valuation Date of the applicable Policy Year. This fee will not be increased in the future. (See "Administrative Charges," p. 33.)
     TRANSFER FEE. No fee is imposed for transfers from the Fixed Account or for the first 12 transfers from Subaccounts of the Variable Account in each Policy Year. However, a $10 Transfer Fee may be imposed for the thirteenth and each subsequent request to transfer Accumulation Value from a Subaccount during a single Policy Year. This fee will not be increased in the future.
(See "Transfer Fee," p. 33.)
     TAXES. United of Omaha may incur premium taxes relating to the Policies. United of Omaha will deduct any premium taxes related to a particular Policy from Purchase Payments, upon surrender, upon death of any Owner, or at the Annuity Starting Date. (See "Premium Taxes," p. 33.)
     No deductions are currently made for federal, state, or local income taxes. Should United of Omaha determine that charges for any such taxes should be imposed with respect to any of the Accounts, United of Omaha may deduct such taxes or the economic burden thereof from Purchase Payments or from amounts held in the relevant Account. (See "Federal, State and Local Taxes," p.
33.)
     CHARGES AGAINST THE SERIES FUNDS. The value of the net assets of the Subaccounts of the Variable Account will reflect the investment advisory fee and other expenses incurred by the Portfolios of the Series Funds. (See "Other Expenses Including Investment Advisory Fees," p. 33.)
     EXPENSE DATA. The charges and deductions are summarized in the following table. The purpose of this table is to help the Owner understand the costs and expenses that the Owner will bear directly and indirectly. This table and the examples that follow should be considered only in conjunction with the detailed descriptions under the heading "Charges and Deductions" of this prospectus. This tabular information regarding expenses assumes that the entire Accumulation Value is in the Variable Account and reflects expenses of the Variable Account as well as of the Portfolios. In addition to the expenses listed below, a charge for premium taxes may be applicable.

POLICY OWNER TRANSACTION EXPENSES

=======================================  =======================================
Maximum Withdrawal Charge (as a % of each                                  7%
     urchase Payment Surrendered)1
=======================================   ======================================
                   Transfer Fee           First 12 Transfers Per Year:    NO FEE
                                          More Than 12 in One Year:     $10 each
=======================================   ======================================

VARIABLE ACCOUNT ANNUAL EXPENSES (as a percentage of account value)
------------------------------------------------------------ ----------------
                    Mortality and Expense Risk Fees                1.00%
------------------------------------------------------------ ----------------
                     Administrative Expense Charge                 0.20%
============================================================ ----------------
                Total Variable Account Annual Expenses             1.20%
============================================================ ----------------

OTHER ANNUAL EXPENSES
------------------------------------------------------------ ----------------
                           Annual Policy Fee                   $30 Per Year
============================================================ ----------------
                 Current Annual Death Benefit Charge
          (as a percentage of Average Death Benefit Amount)2       0.35%
============================================================- ---------------

1 /Each Policy Year up to fifteen percent (15%) of the Accumulation Value as of the date of the first withdrawal that year can be withdrawn without a Withdrawal Charge. Thereafter, the Withdrawal Charge is calculated separately for each Purchase Payment withdrawn based on the number of years elapsed since the Purchase Payment was made; it is 7% in the first year after a Purchase Payment is made and then decreases by 1% in each successive year to 0% after the seventh year.

2/ If the Policy has been issued with the Elective Death Benefit Amendment, the Death Benefit Charge will apply. This charge will never exceed 0.35% of the Average Death Benefit Amount.


                                           =========== ========= ===============

SERIES FUND ANNUAL EXPENSES3                Management    Other    Total Series
(as a percentage of average net assets)        Fees     Expenses   Fund Annual
                                                                     Expenses
------------------------------------------ ============ ========= ==============
PORTFOLIO:
Alger American Growth                          0.75%      0.10%       0.85%
Alger American Small Capitalization            0.85%      0.07%       0.92%
Federated Prime Money Fund II                  0.50%      0.30%       0.80%
Federated Fund for U.S. Government
  Securities II                                0.00%      0.80%       0.80%
Fidelity VIP II Asset Manager: Growth          0.71%      0.29%       1.00%
Fidelity VIP II Contrafund                     0.61%      0.11%       0.71%
Fidelity VIP Equity Income                     0.51%      0.10%       0.61%
Fidelity VIP II Index 500                      0.09%      0.19%       0.28%
MFS Emerging Growth                            0.75%      0.25%       1.00%
MFS High Income Fund                           0.75%      0.25%       1.00%
MFS Research                                   0.75%      0.25%       1.00%
MFS Value Series                               0.75%      0.25%       1.00%
MFS World Government                           0.75%      0.25%       1.00%
Pioneer Capital Growth                         0.65%      0.60%       1.25%
Pioneer Real Estate                            1.00%      0.25%       1.25%
Scudder Global Discovery                       0.16%      1.34%       1.40%
Scudder Growth & Income                        0.48%      0.18%       0.66%
Scudder International                          0.88%      0.21%       1.09%
T. Rowe Price Equity Income *                  0.00%      0.85%       0.85%
T. Rowe Price International *                  0.00%      1.05%       1.05%
T. Rowe Price Limited-Term Bond *              0.00%      0.70%       0.70%
T. Rowe Price New America Growth *             0.00%      0.85%       0.85%
T. Rowe Price Personal Strategy Balanced *     0.00%      0.90%       0.90%

================================================================================
*.T. Rowe Price Funds do not itemize management fees and other expenses.
================================================================================


3 /The fee and expense data regarding each Series Fund, which are fees and expenses for 1996, was provided to United of Omaha by the Series Fund. The Series Funds are not affiliated with United of Omaha.

================================= ======================== ====================== =======================
EXAMPLES.4                         1.  Surrender Policy     2.  Annuitize Policy   3.  Policy is not
An Owner would pay the following   at end of the time       at the end of the      surrendered and is
expenses on a $1,000 investment,   period or annuitize      time period and        not annuitized
assuming a 5% annual return on     and Annuity Option 4     Annuity Option 4
assets (excluding the Enhanced     (Lifetime Income) is     (Lifetime Income) IS
Death Benefit) if:                 NOT chosen               chosen
================================== ----- ----- ----- ------ ----- ---- ----- ----- ----- ---- ----- ======

Portfolio                          1Yr   3Yr   5Yr   10Yr   1Yr   3Yr  5Yr   10Yr  1Yr   3Yr  5Yr   10Yr
================================== ===== ===== ===== ====== ===== ==== ===== ===== ===== ==== ===== ======
Alger American Growth               $84   117   151    268   $84   68   118   268   $22  $68   118    268
Alger American Small                 85   119   155    277    85   70   122   277    22   70   122    277
Capitalization                       83   115   148    262    83   66   116   262    21   66   116    262
Federated Prime Money Fund II
Federated Fund for U.S.              83   115   148    262    83   66   116   262    21   66   116    262
Government
     Securities II                   85   122   159    287    85   72   127   287    23   72   127    287
Fidelity VIP II Asset Manager:       83   113   144    251    83   64   111   251    20   64   111    251
     Growth                          82   109   138    238    82   60   105   238    19   60   105    238
Fidelity VIP II Contrafund           79    99   120    197    79   50    88   197    16   50    88    197
Fidelity VIP Equity Income           85   122   159    287    85   72   127   287    23   72   127    287
Fidelity VIP II Index 500            85   122   159    287    85   72   127   287    23   72   127    287
MFS Emerging Growth                  85   122   159    287    85   72   127   287    23   72   127    287
MFS High Income Fund                 85   122   159    287    85   72   127   287    23   72   127    287
MFS Research                         85   122   159    287    85   72   127   287    23   72   127    287
MFS Value Series                     88   129   173    318    88   80   141   318    26   80   141    318
MFS World Government                 88   129   173    318    88   80   141   318    26   80   141    318
Pioneer Capital Growth               90   137   182    337    90   88   149   337    28   88   149    337
Pioneer Real Estate                  83   111   141    244    83   62   108   244    20   62   108    244
Scudder Global Discovery             86   124   164    297    86   75   131   297    24   75   131    297
Scudder Growth & Income              84   117   151    268    84   68   118   268    22   68   118    268
Scudder International                86   123   162    293    86   74   129   293    24   74   129    293
T. Rowe Price Equity Income          82   112   143    249    82   63   110   249    20   63   110    249
T. Rowe Price International          84   117   151    268    84   68   118   268    22   68   118    268
T. Rowe Price Limited-Term Bond
T. Rowe Price New America Growth     84   118   154    274    84   69   121   274    22   69   121    268
T. Rowe Price Personal Strategy
     Balanced
================================== ===== ===== ===== ====== ===== ==== ===== ===== ===== ==== ===== ======

The assumed 5% annual return is hypothetical and should not be considered a representation or indication of past or future expenses (in either the Variable or Fixed Account), which could be greater or lesser than the 5% rate assumed solely for purposes of these examples.

4 /The $30 annual Policy Fee is reflected as a daily 0.10% charge in these Examples, based on an average Accumulation Value of $30,000.


================================== ======================= ======================= =======================

EXAMPLES.5                         1.  Surrender Policy    2.  Annuitize Policy    3.  Policy is not
An Owner would pay the following   at end of the time      at the end of the       surrendered and is
expenses on a $1,000 investment,   period or annuitize     time period and         not annuitized
assuming a 5% annual return on     and Annuity Option 4    Annuity Option 4
assets (including the Enhanced     (Lifetime Income) is    (Lifetime Income) IS
Death Benefit):                    NOT chosen              chosen
================================== ----- ----- ---- ------ ----- ----- ---- ------ ----- ---- ----- ======

Portfolio                          1Yr   3Yr   5Yr  10Yr   1Yr   3Yr   5Yr  10Yr   1Yr   3Yr  5Yr   10Yr
================================== ===== ===== ==== ====== ===== ===== ==== ====== ===== ==== ===== ======

Alger American Growth               $87   128  170    312    87    79  138    312    25   79   138    312
Alger American Small                 88   130  174    321    88    81  141    321    26   81   141    321
Capitalization                       87   126  167    306    87    77  135    306    25   77   135    306
Federated Prime Money Fund II
Federated Fund for U.S.              87   126  167    306    87    77  135    306    25   77   135    306
Government
     Securities II                   89   133  178    331    89    83  146    331    27   83   146    331
Fidelity VIP II Asset Manager:       86   124  163    296    86    75  130    296    24   75   130    296
     Growth                          85   120  157    282    85    71  124    282    23   71   124    282
Fidelity VIP II Contrafund           82   110  139    241    82    61  107    241    19   61   107    241
Fidelity VIP Equity Income           89   133  178    331    89    83  146    331    27   83   146    331
Fidelity VIP II Index 500            89   133  178    331    89    83  146    331    27   83   146    331
MFS Emerging Growth                  89   133  178    331    89    83  146    331    27   83   146    331
MFS High Income Fund                 89   133  178    331    89    83  146    331    27   83   146    331
MFS Research                         89   133  178    331    89    83  146    331    27   83   146    331
MFS Value Series                     91   140  192    362    91    91  160    362    29   91   160    362
MFS World Government                 91   140  192    362    91    91  160    362    29   91   160    362
Pioneer Capital Growth               94   148  201    381    94    99  168    381    32   99   168    381
Pioneer Real Estate                  86   122  160    288    86    73  127    288    23   73   127    288
Scudder Global Discovery             90   135  183    341    90    86  150    341    27   86   150    341
Scudder Growth & Income              87   128  170    312    87    79  138    312    25   79   138    312
Scudder International                89   134  181    337    89    85  149    337    27   85   149    337
T. Rowe Price Equity Income          86   123  162    293    86    74  129    293    24   74   129    293
T. Rowe Price International          87   128  170    312    87    79  138    312    25   79   138    312
T. Rowe Price Limited-Term Bond
T. Rowe Price New America Growth     88   129  173    318    88    80  140    318    26   80   140    318
T. Rowe Price Personal Strategy
     Balanced
================================== ===== ===== ==== ====== ===== ===== ==== ====== ===== ==== ===== ======

5/ The $30 annual Policy Fee is reflected as a daily 0.10% charge in these Examples, based on an average Accumulation Value of $30,000.


================================================================================
DEATH BENEFIT
================================================================================
   STANDARD DEATH BENEFIT. In the event that any Owner dies prior to the Annuity Starting Date (and the Policy is in force), the death benefit payable to the Beneficiary is calculated and is payable upon United of Omaha's receipt of Due Proof of Death of any Owner, as well as an election of the method of settlement. If any Owner dies, the death benefit will equal the greater of (a) the Accumulation Value (without deduction of the Withdrawal Charge) on the later of the date on which Due Proof of Death or an election of Payout Option is received by United of Omaha's Service Office, less any applicable premium taxes; or (b) the sum of Net Purchase Payments less partial withdrawals. No Withdrawal Charge is imposed upon amounts paid as a death benefit. Subject to any limitations of state or federal law, the death benefit may be paid as either a lump sum cash benefit or as an Annuity. (See "Death Benefit," p. 29.)
   ELECTIVE DEATH BENEFIT AMENDMENT. If this Amendment is attached to the Policy and the Owner dies prior to age 81, the Death Benefit under the Policy will equal the greatest of: (1) the Accumulation Value as of the end of the valuation period during which due proof of death and an election of a payout option are received by United of Omaha's Service Office; (2) the greatest Anniversary Value plus any subsequent purchase payments and less any subsequent partial withdrawals; and (3) the sum of all net purchase payments, less any partial withdrawals, accumulated at a 4.5% annual rate of interest, not exceeding a maximum of two times each purchase payment.
   If the Owner dies after attaining age 81, the Death Benefit under the Policy will equal the greatest of: (1) the Accumulation Value as of the end of the valuation period during which due proof of death and an election of a payout option are received by United of Omaha's Service Office; (2) the greatest Anniversary Value before the Owner attained age 81, plus any subsequent purchase payments and less any subsequent partial withdrawals; and (3) the sum of all net purchase payments paid prior to the last Policy Anniversary before the Owner attained age 81 less any partial withdrawals, accumulated at a 4.5% annual rate of interest not exceeding a maximum of two times each purchase payment. If the death benefit payable equals (3), United of Omaha will add to the Death Benefit, any purchase payments paid after the last Policy Anniversary before the Owner attained age 81.
   Any applicable premium taxes not previously deducted will be deducted from the death benefit payable.

ACCIDENTAL DEATH BENEFIT
   If the Owner dies from bodily injury sustained in a common carrier accident, United of Omaha will pay the Standard Death Benefit or the Enhanced Death Benefit, as applicable, multiplied by two, instead of the amount that would otherwise be payable. (See Accidental Death Benefit, p. 30).

FREE LOOK RIGHT
   The Policy Owner may, until the end of the period of time specified in the Policy, examine the Policy and return it to United of Omaha's Service Office or the agent from whom it was purchased for a refund. The applicable period will depend on the state in which the Policy is issued. In most states it is ten (10) days after the Policy is delivered to the Policy Owner. Return of the Policy is effective upon being postmarked, properly addressed, and postage pre-paid. United of Omaha will pay the refund within seven (7) days after it receives written notice of cancellation and the returned Policy.
   In states that permit it to do so, United of Omaha will promptly refund the Accumulation Value calculated on the date United of Omaha receives the Policy and refund request. This amount may be more or less than the Purchase Payments made. In other states, United of Omaha will refund the greater of Accumulation Value or Purchase Payments made under the Policy. (In these states, any portion of the initial Net Purchase Payment that is allocated to the Variable Account will be held in the Money Market Subaccount for the applicable Free Look Period plus 5 days from the date the Policy is mailed from the Service Office, to allow for this Free Look Right; the extra days are to provide time for mail or other delivery of the Policy.)

FEDERAL INCOME TAX CONSEQUENCES OF INVESTMENT IN THE POLICY
   With respect to Owners who are natural persons under existing tax law, there should be no federal income tax on increases (if any) in the Accumulation Value until a distribution under the Policy occurs (E.G., a withdrawal or Annuity Payment) or is deemed to occur (E.G., a pledge or assignment of a Policy). Generally, a portion of any distribution or deemed distribution will be taxable as ordinary income. The taxable portion of certain distributions will be subject to withholding unless the recipient (if permitted) elects otherwise. In addition, a penalty tax of 10% of the amount withdrawn may apply to certain distributions or deemed distributions under the Policy made prior to the Owner's attaining age 59 1/2. (See "Certain Federal Income Tax Consequences," p. 34 .)

INQUIRIES AND WRITTEN NOTICES AND REQUESTS
   Any questions about procedures or the Policy, or any Written Notice or Written Request required to be sent to United of Omaha, should be sent to United of Omaha's Service Office: United of Omaha Variable Product Service, P.O. Box 8430, Omaha, Nebraska 68108-0430. Telephone requests and inquiries may be made by calling 1-800-238-9354. All inquiries, Notices and Requests should include the Policy number, the Owner's name and the Annuitant's name.

VARIATIONS IN POLICY PROVISIONS
   Certain provisions of the Policies may vary from the descriptions in this Prospectus in order to comply with different state laws. Any such variations will be included in the Policy itself or in riders or amendments. Policy provisions which may vary by state include the Free Look provision and the Waiver of Surrender Charge provision for nursing home/hospital confinement, disability, terminal illness or unemployment. One or a very few number of states also require variations in the Annuity Starting Date, Termination, and Delay of Payments or Transfers from the Fixed Account provisions.
                                                *  *  *
NOTE: THE FOREGOING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY THE DETAILED INFORMATION IN THE REMAINDER OF THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION AND IN THE PROSPECTUSES FOR THE SERIES FUNDS AND IN THE POLICY, ALL OF WHICH SHOULD BE REFERRED TO FOR MORE DETAILED INFORMATION. THIS PROSPECTUS GENERALLY DESCRIBES ONLY THE POLICY AND THE VARIABLE ACCOUNT. SEPARATE PROSPECTUSES DESCRIBE THE SERIES FUNDS. (THERE IS NO PROSPECTUS FOR THE FIXED ACCOUNT SINCE INTERESTS IN THE FIXED ACCOUNT ARE NOT SECURITIES. SEE "THE FIXED ACCOUNT," P. 22.)

                              FINANCIAL STATEMENTS

   The Financial Statements for United of Omaha and the Series V Subaccounts of the Variable Account and the Variable Account and the related independent auditor's report are contained in the Statement of Additional Information, which is available free upon request. At December 31, 1996, net assets of the Series V Subaccounts of the Variable Account were represented by the following Accumulation Unit Values and Accumulation Units. This information should be read in conjunction with the Variable Account's financial statements and related notes included in the Statement of Additional Information.

 ===============================================================================

                                    Accumulation Unit Value*    Accumulation Units**
                                   ==========================  =====================

            Subaccount             Commen-     Year      Year      Year       Year
                                   cement-    Ended     Ended     Ended      Ended
       (Date of Inception)          Date    12/31/95  12/31/96  12/31/95   12/31/96
 ================================= ======== ========= ========= ========= ===========

 Alger American Growth (6/5/95)         10    11.673    13.071   140,897   1,358,882
 Alger American Small (6/5/95)
   Capitalization (6/5/95)              10    12.094    12.448   148,670   1,474,106
 Federated Prime Money Fund II
   (6/5/95)                              1     1.023     1.059  3,065,603 21,525,823
 Federated Fund for U.S.
   Government Securities II             10    10.570    10.882   122,440   1,128,539
 (6/5/95)
 Fidelity VIP II Asset Manager:
   Growth (6/5/95)                      10    11.269    13.353   199,570   1,655,034
 Fidelity VIP II Contrafund (6/5/95)    10    11.740    14.070   150,364   1,785,094
 Fidelity VIP Equity Income (6/5/95)    10    11.596    13.920   233,679   2,256,678
 Fidelity VIP II Index 500  (5/1/97)    10       N/A       N/A       N/A         N/A
 MFS Emerging Growth (6/5/95)           10    11.659    13.480   123,460   1,854,146
 MFS High Income Fund (6/5/95)          10    10.452    11.548    87,378     859,361
 MFS Research (6/5/95)                  10    10.986    13.277   117,165   1,381,316
 MFS Value Series  (5/1/97)             10       N/A       N/A       N/A         N/A
 MFS World Government (6/5/95)          10    10.243    10.527    56,393     819,686
 Pioneer Capital Growth  (5/1/97)       10       N/A       N/A       N/A         N/A
 Pioneer Real Estate  (5/1/97)          10       N/A       N/A       N/A         N/A
 Scudder Global Discovery (5/1/97)      10       N/A       N/A       N/A         N/A
 Scudder Growth & Income  (5/1/97)      10       N/A       N/A       N/A         N/A
 Scudder International (6/5/95)         10    10.642    12.067    99,029   1,269,457
 T. Rowe Price Equity Income
    (6/5/95)                            10    11.625    13.731   121,994   1,861,298
 T. Rowe Price International
    (6/5/95)                            10    10.569    11.976   181,399   1,736,784
 T. Rowe Price Limited-Term Bond
    (6/5/95)                            10    10.373    10.582    56,018     631,437
 T. Rowe Price New America Growth
    (6/5/95)                            10    13.061    15.496    58,666     917,255
 T. Rowe Price Personal Strategy
    Balanced (6/5/95)                   10    11.272    12.719   123,287   1,703,217
 ================================= ======== ========= ========= ========= ===========

*    Accumulation Unit Values are rounded to the nearest tenth of a cent.
**   Accumulation Units are rounded to the nearest unit.

                     UNITED OF OMAHA LIFE INSURANCE COMPANY

   United of Omaha Life Insurance Company, Mutual of Omaha Plaza, Omaha, Nebraska, 68175, is a stock life insurance company. It was incorporated under the name United Benefit Life Insurance Company under the laws of the State of Nebraska on August 9, 1926. In 1981, it changed its name to United of Omaha Life Insurance Company. It is principally engaged in the sale of life insurance, accident and health insurance, and annuity policies, and is licensed in all states except New York and in several foreign countries and the District of Columbia. As of December 31, 1996, United of Omaha had assets of over $8 1/2 billion. United of Omaha is a wholly-owned subsidiary of Mutual of Omaha Insurance Company.
   United of Omaha may from time to time publish (in advertisements, sales literature and reports to Owners) the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company, Moody's, Standard & Poor's, and Duff & Phelps. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of United of Omaha, and the ratings should not be considered as bearing on the investment performance of assets held in the Variable Account. Each year the A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect A.M. Best Company's current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of United of Omaha, as measured by Moody's Insurance Credit Report, Standard and Poor's Insurance Ratings Services, or Duff & Phelps may be referred to in such advertisements, sales literature, or reports. These ratings are opinions regarding an operating insurance company's financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Variable Account or the degree of risk associated with an investment in the Variable Account.

                            THE ELIGIBLE INVESTMENTS

   Net Purchase Payments made under a Policy may be allocated to one of the 23 Ultrannuity Series V Subaccounts of the Variable Account, to the Fixed Account, or to a combination of these Eligible Investment(s).

THE VARIABLE ACCOUNT
   The United of Omaha Separate Account C of United of Omaha Life Insurance Company (the "Variable Account") was established as a separate investment account under the laws of the State of Nebraska on December 1, 1993. The Variable Account will receive and invest the Net Purchase Payments under the Policies that are allocated to it for investment in shares of a Series Fund.
   The Variable Account currently is divided into 23Subaccounts. Each Subaccount invests exclusively in shares of a Portfolio of one of the Series Funds. Under Nebraska law, the assets of the Variable Account are owned by United of Omaha, but they are held separately from the other assets of United of Omaha and are not chargeable with any liabilities arising out of any other separate investment account or any other business of United of Omaha which has no specific and determinable relation to or dependence upon the Variable Account. The income, gains and losses, realized or unrealized, from assets allocated to the Variable Account are credited to or charged against the Variable Account, without regard to other income, gains, or losses of United of Omaha. Section 44-2212 of the Nebraska Statutes provides that "Any surplus or deficit which may arise in the Variable Account by virtue of mortality experience guaranteed by United of Omaha or by expense costs is adjusted by withdrawals from or additions to the Variable Account so that the assets of the Variable Account equal the liabilities." The investment performance of any Subaccount should be entirely independent of the investment performance of United of Omaha's general account assets or any other accounts maintained by United of Omaha.
   The Variable Account is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940 as a unit investment trust. However, the SEC does not supervise the management or the investment practices or policies of the Variable Account or United of Omaha.
   THE SERIES FUNDS. Each Subaccount of the Variable Account will invest exclusively in shares of a specific Portfolio of one of the Series Funds, each of which is a mutual fund registered with the SEC under the Investment Company Act of 1940 (the "1940 Act") as an open-end, diversified investment management company. 6/ The assets of each Portfolio of each Series Fund are held separate from the assets of that Series Fund's other Portfolios, and each Portfolio has its own distinct investment objectives and policies. Each Portfolio operates as a separate investment fund, and the income or losses of one Portfolio generally have no effect on the investment performance of any other Portfolio.
   Each of the Series Funds is managed by an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. Each investment manager is responsible for selecting Portfolio investments consistent with the investment objectives and policies of the Portfolio, and conducts securities trading for the Portfolio. Alger Management is responsible for the overall administration of the Alger American Fund, subject to the supervision of the Alger Fund Board of Trustees; Federated Advisers is responsible for the portfolio investment decisions of the Insurance Management Series, subject to direction by the Insurance Management Series Trustees; Fidelity Management & Research Company ("FMR") is the manager of the Fidelity VIP Fund and Fidelity VIP Fund II. On behalf of the Asset Manager: Growth Portfolio of the Fidelity VIP Fund II, FMR has entered into sub-advisory agreements with Fidelity Investment Management and Research (U.K.) Inc. ("FMR (U.K.)") and Fidelity Management and Research (Far East) Inc. ("FMR Far East") pursuant to which those entities provide research and investment recommendations with respect to companies based outside of the United States. FMR (U.K.) primarily focuses on companies based in Europe, and FMR Far East focuses primarily on companies based in Asia and the Pacific Basin. Massachusetts Financial Services Company is responsible for the management of the assets of the MFS Variable Insurance Trust. Pioneer Fund Group is responsible for the management of the assets of the Pioneer Variable Contracts Trust., subject to direction by the Trust's own Trustees. The investment advisor for each Pioneer Variable Contracts Trust portfolio is Pioneer Management Corporation. Scudder, Stevens & Clark, Inc. manages the daily business and affairs of the Scudder Variable Life Investment Fund, subject to policies established by the Trustees of Scudder Variable Life Investment Fund. T. Rowe Price Associates, Inc. is responsible for selection and management of the portfolio investments of T. Rowe Price Equity Series and T. Rowe Price Fixed Income Series. Rowe Price-Fleming International, Inc., incorporated in 1979 as a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings Limited, is responsible for selection and management of the portfolio investments of T. Rowe Price International Series.

6/ THE REGISTRATION OF THE SERIES FUNDS DOES NOT INVOLVE SUPERVISION OF THE MANAGEMENT OR INVESTMENT PRACTICES OR POLICIES OF THE SERIES FUNDS BY THE SEC.

   The investment objectives of each Portfolio are summarized as follows:

ALGER AMERICAN FUND

   ALGER AMERICAN GROWTH PORTFOLIO -- seeks long-term capital appreciation by investing in a diversified portfolio of equity securities, primarily of companies with total market capitalization of $1 billion or greater.

   ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO -- seeks long-term capital appreciation by investing in a diversified portfolio of equity securities, primarily of smaller, newer companies with total market capitalization of less than $1 billion. The securities in such companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.(*)

INSURANCE MANAGEMENT SERIES

   FEDERATED   PRIME  MONEY  FUND  II  PORTFOLIO  --  invests  in  money  market instruments maturing in thirteen months or less to achieve current income consistent with stability of principal and liquidity. The Portfolio attempts to maintain a stable net asset value of $1.00 per share, but there can be no assurance the Portfolio will be able to do so.

   FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II PORTFOLIO -- seeks current income by investing in a diversified portfolio limited to U.S. government securities.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND
   FIDELITY EQUITY INCOME PORTFOLIO -- seeks reasonable income by investing mainly in income-producing equity securities. In selecting investments, the Portfolio also considers the potential for capital appreciation. The
     Portfolio seeks to achieve a yield that beats that of the S&P 500. The Portfolio does not expect to invest in debt securities of companies that do not have proven earnings or credit.(*)

FIDELITY VARIABLE INSURANCE PRODUCTS FUND II

   FIDELITY ASSET MANAGER: GROWTH PORTFOLIO -- seeks to obtain high total return with reduced risk over the long-term by allocating its assets among stocks, bonds, and short-term fixed-income instruments. Although the Portfolio seeks to reduce its overall risk by diversifying among different types of investments, the fund aggressively invests in a wide variety of security types, including stocks and bonds issued in developing countries and derivative transactions. The Portfolio spreads investment risk by limiting its holdings in any one company or industry.(*)

   FIDELITY CONTRAFUND PORTFOLIO -- seeks to increase the value of the Portfolio's return over the long term by investing in securities of companies that are undervalued or out-of-favor. This strategy can lead to investments in domestic or foreign companies, many of which may not be well known. The stocks of small companies often involve more risk than those of larger companies. The Portfolio may use various investment techniques to hedge the Portfolio's risk, but there is no guarantee that these strategies will work as intended.(*)

   FIDELITY  INDEX 500  PORTFOLIO  -- seeks to match the total return of the S&P
     500 while keeping expenses low. The Portfolio utilizes a "passive" or "indexing" approach and tries to allocate its assets similarly to those of the index. Normally 80% (65% if fund assets are below $20 million) of the fund's assets are invested in equity securities of companies that compose the S&P 500. The Standard & Poor's Corporation is neither an affiliate nor a sponsor of the fund.

MFS VARIABLE INSURANCE TRUST

   MFS EMERGING GROWTH PORTFOLIO -- seeks to provide long-term growth of capital through investing primarily in common stocks of emerging growth companies, which involves greater risk than is customarily associated with investments in more established companies. The Portfolio may invest in a limited extent in lower rated fixed income securities or comparable unrated securities.(*)

   MFS HIGH INCOME PORTFOLIO -- seeks high current income by investing primarily in a diversified portfolio of fixed income securities, some of which may involve equity features. The Portfolio may invest in lower rated fixed income securities or comparable unrated securities.(*)

   MFS RESEARCH PORTFOLIO -- seeks to provide long-term growth of capital and future income by investing a substantial proportion of its assets in the common stocks or securities convertible into common stocks of companies believed to possess better than average prospects for long-term growth. No more than 5% of the Portfolio's convertible securities, if any, will consist of securities in lower rated categories or securities believed to be of similar quality to lower rated securities. The Portfolio may invest in a limited extent in lower rated fixed income securities or comparable unrated securities.(*)

   MFS VALUE  SERIES  PORTFOLIO  --  seeks  capital  appreciation  by  investing primarily in common stocks, including to a limited extent foreign securities which are not traded on a U.S. exchange. The Portfolio may invest to a limited extent in lower rated fixed income securities or comparable unrated securities. (*)

   MFS WORLD GOVERNMENT  PORTFOLIO -- seeks  preservation and growth of capital, together with moderate current income by investing its assets in an internationally diversified portfolio consisting primarily of debt securities and to a lesser extent equity securities. The Portfolio investments are expected to consist primarily of securities which are of relatively high quality and minimal credit risk. However, an error of judgment in selecting a currency or an interest rate environment could result in a loss of capital, and a held security whose quality deteriorates significantly will be sold only if the Portfolio investment adviser believes it is advantageous to do so.

PIONEER VARIABLE CONTRACTS TRUST

   PIONEER CAPITAL GROWTH PORTFOLIO - seeks capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.

   PIONEER REAL ESTATE PORTFOLIO - seeks long-term growth of capital by investing primarily in securities of real estate investment trusts (REITs) and other real estate industry companies.
     Current income is the Portfolio's secondary investment objective.

SCUDDER VARIABLE LIFE INVESTMENT FUND

   SCUDDER   GLOBAL   DISCOVERY   PORTFOLIO  --  seeks   above-average   capital
     appreciation over the long term by investing primarily in the equity securities of small companies located throughout the world, including to a limited extent in lower rated fixed income securities or comparable unrated securities. Since the Portfolio normally will invest in both U.S. and foreign securities markets, changes in the Portfolio's unit value may have a low correlation with movements in the U.S. markets. (*)

   SCUDDER GROWTH & INCOME PORTFOLIO -- seeks long term growth of capital, current income and growth of income by investing primarily in common stocks, preferred stocks, and securities convertible into common stocks of companies which offer the prospect for growth of earnings while paying higher than average current dividends.

   SCUDDER  INTERNATIONAL   PORTFOLIO  --  seeks  long-term  growth  of  capital
     primarily through diversified holdings of marketable foreign equity investments. The Portfolio invests in companies, wherever organized, which do business primarily outside the United States. The Portfolio intends to diversify investments among several countries, and does not intend to concentrate investments in any particular industry.

T. ROWE PRICE INTERNATIONAL SERIES, INC.

   T.ROWE PRICE  INTERNATIONAL  STOCK  PORTFOLIO  -- seeks a total return on its assets from long-term growth of capital and income, by investing substantially all of its assets in common stocks of established non-U.S. companies. The Portfolio will not purchase any debt security which at the time of purchase is rated below investment grade. This would not prevent the Portfolio from retaining a security downgraded to below investment grade after purchase.

T. ROWE PRICE EQUITY SERIES, INC.

   T.ROWE PRICE NEW AMERICA GROWTH PORTFOLIO -- seeks long-term growth of capital through investments primarily in common stocks of U.S. growth companies which operate in service industries believed to be above-average performers in their fields. Total return will consist primarily of capital appreciation or depreciation.

   T. ROWE PRICE  EQUITY  INCOME  PORTFOLIO  --   Seeks to  provide  substantial
     dividend income and also capital appreciation by investing primarily in dividend-paying common stocks of established companies.(*)

   T.ROWE PRICE PERSONAL STRATEGY BALANCED PORTFOLIO -- seeks the highest total return over time consistent with an emphasis on both capital appreciation and income. There are no limitations on market capitalization or types of stock the Portfolio can hold. While bond holdings are primarily investment grade, the Portfolio can also invest in more volatile below-investment grade bonds.(*)

T. ROWE PRICE FIXED INCOME SERIES, INC.

   T.ROWE  PRICE  LIMITED  TERM BOND  PORTFOLIO  -- seeks a high level of income
     consistent  with  modest  price  fluctuation  by  investing   primarily  in
     investment grade debt securities.

(*) THE PORTFOLIOS' INVESTMENT STRATEGIES MAY PROVIDE THE OPPORTUNITY OF HIGHER THAN AVERAGE YIELDS BY INVESTING IN SECURITIES WITH HIGHER THAN AVERAGE RISK, SUCH AS LOWER AND UNRATED DEBT AND COMPARABLE EQUITY INSTRUMENTS. PLEASE CONSULT EACH PORTFOLIO'S SERIES FUND PROSPECTUS ACCOMPANYING THIS PROSPECTUS FOR MORE INFORMATION ABOUT THE RISK ASSOCIATED WITH SUCH INVESTMENTS.

   THERE IS NO ASSURANCE THAT ANY PORTFOLIO WILL ACHIEVE ITS STATED OBJECTIVE. MORE DETAILED INFORMATION, INCLUDING A DESCRIPTION OF EACH PORTFOLIO'S INVESTMENT OBJECTIVE AND POLICIES AND A DESCRIPTION OF RISKS INVOLVED IN INVESTING IN EACH OF THE PORTFOLIOS AND OF EACH PORTFOLIO'S FEES AND EXPENSES, IS CONTAINED IN THE PROSPECTUSES FOR THE SERIES FUNDS, CURRENT COPIES OF WHICH ACCOMPANY THIS PROSPECTUS. INFORMATION CONTAINED IN THE SERIES FUNDS' PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING IN A SUBACCOUNT OF THE VARIABLE ACCOUNT.

   An investment in the Variable Account, or in any Portfolio, including the Money Market Portfolio, is not insured or guaranteed by the U.S. Government and there can be no assurance that the Money Market Portfolio will be able to maintain a stable net asset value per share.

   ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS. United of Omaha does not control the Series Funds and cannot and does not guarantee that any of the Portfolios will always be available for Net Purchase Payments, allocations, or transfers. United of Omaha retains the right, subject to any applicable law, to make certain changes in the Variable Account and its investments. United of
Omaha reserves the right to eliminate the shares of any Portfolio held by a Subaccount and to substitute shares of another Portfolio of a Series Fund, or of another registered open-end management investment company for the shares of any Portfolio, if the shares of the Portfolio are no longer available for investment or if, in United of Omaha's judgment, investment in any Portfolio would be inappropriate in view of the purposes of the Variable Account. To the extent required by the 1940 Act, substitutions of shares attributable to an Owner's interest in a Subaccount will not be made without prior notice to the Owner and the prior approval of the SEC. If required, approval of or change of any investment policy will be filed with the Insurance Department of any state in which the Policy is sold. Nothing contained herein shall prevent the Variable Account from purchasing other securities for other series or classes of variable annuity policies, or from effecting an exchange between series or classes of variable annuity policies on the basis of requests made by Owners.
   New Subaccounts may be established when, in the sole discretion of United of Omaha, marketing, tax, investment or other conditions warrant. Any new Subaccounts may be made available to existing Owners on a basis to be determined by United of Omaha. Each additional Subaccount will purchase shares in a Portfolio of a Series Fund or in another mutual fund or investment vehicle. United of Omaha may also eliminate one or more Subaccounts if, in its sole discretion, marketing, tax, investment or other conditions warrant such change. In the event any Subaccount is eliminated, United of Omaha will notify Owners and request a reallocation of the amounts invested in the eliminated Subaccount. If no such reallocation is provided by the Owner, United of Omaha will reinvest the amounts invested in the eliminated Subaccount in the Subaccount that invests in the Money Market Portfolio (or in a similar portfolio of money market instruments).
   In the event of any such substitution or change, United of Omaha may, by appropriate endorsement, make such changes in the Policies as may be necessary or appropriate to reflect such substitution or change. Furthermore, the Variable Account may be (i) operated as a management company under the 1940 Act or any other form permitted by law, (ii) deregistered under the 1940 Act in the event such registration is no longer required or (iii) combined with one or more other separate accounts. To the extent permitted by applicable law, United of Omaha also may transfer the assets of the Variable Account associated with the Policies to another account or accounts.

HISTORICAL PERFORMANCE DATA
      From time to time, United of Omaha may advertise or include in sales literature yields, effective yields, and total returns for the Subaccounts of the Variable Account. THESE FIGURES ARE BASED ON HISTORICAL PERFORMANCE AND DO NOT INDICATE OR PROJECT FUTURE PERFORMANCE. Performance relative to certain performance rankings and indices compiled by independent organizations may also be advertised or included in sales literature. More detailed information as to the calculation of performance information, as well as comparisons with unmanaged market indices, appears in the Statement of Additional Information.
     STANDARDIZED PERFORMANCE DATA. Effective yields and total returns for the Subaccounts are based on the investment performance of the corresponding Portfolios of the Series Funds. The Series Funds' performance in part reflects the Series Funds' expenses. See the Prospectuses for the Series Funds.
      The yield of the Money Market Subaccount refers to the annualized income generated by an investment in the Subaccount over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.
      The yield of a Subaccount (except the Money Market Subaccount) refers to the annualized income generated by an investment in the Subaccount over a specified 30-day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30-day or one-month period is generated each period over a 12-month period and is shown as a percentage of the investment.
      Yield quotations do not reflect the Withdrawal Charge.
      For the class of Policies issued with the Elective Death Benefit Amendment, the Death Benefit Charge is included.
      The total return of a Subaccount refers to return quotations assuming Accumulation Value has been held in the Subaccount for various periods of time including, but not limited to, a period measured from the date the Subaccount commenced operations. When a Subaccount has been in operation for one, five, and ten years, respectively, the total return for these periods will be provided.
         The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Policy to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. Average annual total return information shows the average percentage change in the value of an investment in the Subaccount from the beginning date of the measuring period to the end of that period. This standardized version of average annual total return reflects all historical investment results, less all charges and deductions applied against the Subaccount (including any Withdrawal Charge that would apply if an Owner terminated the Policy at the end of each period indicated, but excluding any deductions for premium tax charges). For the class of Policies issued with the Elective Death Benefit Amendment, the Death Benefit Charge is included. Such standardized average annual total return information for the Subaccounts of Policies is as follows:

============================================== ============ ===========
           SUBACCOUNT STANDARDIZED               1 Year     From
      AVERAGE ANNUAL TOTAL RETURN TABLE           Ended     Inception
       Subaccount (date of inception)           12/31/96    to
    (Policy issued WITHOUT Enhanced Death           %        12/31/96
                  Benefit)                                      %
============================================== ============ ===========
Alger American Growth  (6/5/95)                    5.24        9.27
Alger American Small Capitalization  (6/5/95)     -3.28        3.83
Federated Prime Money Fund II (6.5.95)            -2.79       -0.02
Federated Fund for U.S. Government
Securities (6/5/5)                                -3.26        1.85
Fidelity VIP II Asset Manager: Growth
 (6/5/95)                                         11.36       14.18
Fidelity VIP II Contrafund  (6/5/95)              12.64       15.91
Fidelity VIP Equity Income (6/5/95)                6.11       13.88
Fidelity VIP II Index 500 (5/1/97)                 N/A         N/A
MFS Emerging Growth  (6/5/95)                      8.66       16.95
MFS High Income (6/5/95)                           3.81        5.96
MFS Research (6/5/95)                             13.59       15.82
MFS Value Series (5/1/97)                          N/A         N/A
MFS World Government (6/5/95)                     -3.42       -0.20
Pioneer Capital Growth (5/1/97)                    N/A         N/A
Pioneer Real Estate (5/1/97)                       N/A         N/A
Scudder Global Discovery (5/1/97)                  N/A         N/A
Scudder Growth & Income (5/1/97)                   N/A         N/A
Scudder International (6/5/95)                     6.57        8.62
T. Rowe Price International  (6/5/95)              6.50        8.86
T. Rowe Price New America Growth (6/5/95)         11.51       21.85
T. Rowe Price Equity Income (6/5/95)              11.01       17.88
T. Rowe Price Limited-Term Bond (6/5/95)          -4.14        0.14
T. Rowe Price Personal Strategy Balanced
(6/5/95)                                           6.04       11.13


============================================== ============ ===========
                                                 1 Year        From
       Subaccount (date of inception )            Ended     Inception
 (Policy issued WITH Enhanced Death Benefit)    12/31/96    to
                                                             12/31/96
============================================== ============ ===========
Alger American Growth  (6/5/95)                    4.88        8.91
Alger American Small Capitalization  (6/5/95)     -3.62        3.49
Federated Prime Money Fund II (6.5.95)            -3.13       -0.35
Federated Fund for U.S. Government
Securities (6/5/5)                                -3.60        1.51
Fidelity VIP II Asset Manager: Growth
(6/5/95)                                          10.98       13.80
Fidelity VIP II Contrafund  (6/5/95)              12.25       15.53
Fidelity VIP Equity Income (6/5/95)                5.74       13.51
Fidelity VIP II Index 500 (5/1/97)                 N/A         N/A
MFS Emerging Growth  (6/5/95)                      8.28       16.56
MFS High Income (6/5/95)                           3.45        5.61
MFS Research (6/5/95)                             13.20       15.44
MFS Value Series (5/1/97)                          N/A         N/A
MFS World Government (6/5/95)                     -3.76       -0.53
Pioneer Capital Growth (5/1/97)                    N/A         N/A
Pioneer Real Estate (5/1/97)                       N/A         N/A
Scudder Global Discovery (5/1/97)                  N/A         N/A
Scudder Growth & Income (5/1/97)                   N/A         N/A
Scudder International (6/5/95)                     6.20        8.26
T. Rowe Price International  (6/5/95)              6.13        8.50
T. Rowe Price New America Growth (6/5/95)         11.12       21.45
T. Rowe Price Equity Income (6/5/95)              10.63       17.49
T. Rowe Price Limited-Term Bond (6/5/95)          -4.47       -0.20
T. Rowe Price Personal Strategy Balanced
(6/5/95)                                           5.67       10.77
============================================== ============ ===========

NON-STANDARDIZED PERFORMANCE DATA. In addition to the standard version described above, total return performance information computed on different non-standard bases may be used in advertisements. Average annual total return information may be presented, computed on the same basis as described above, except deductions will not include the Withdrawal Charge. Such non-standardized average annual total return information for the Subaccounts of Policies is as follows:

============================================== =========== ===========
         SUBACCOUNT NON-STANDARDIZED             1 Year        From
      AVERAGE ANNUAL TOTAL RETURN TABLE           Ended     Inception
       Subaccount (date of inception)           12/31/96    to
    (Policy issued WITHOUT Enhanced Death           %        12/31/96
                  Benefit)                                      %
============================================== ============ ===========
Alger American Growth  (6/5/95)                   11.90       12.97
Alger American Small Capitalization  (6/5/95)      2.84         735
Federated Prime Money Fund II (6.5.95)             3.36        3.36
Federated Fund for U.S. Government
Securities (6/5/5)                                 2.86        5.30
Fidelity VIP II Asset Manager: Growth
(6/5/95)                                          18.41       18.04
Fidelity VIP II Contrafund  (6/5/95)              19.76       19.84
Fidelity VIP Equity Income (6/5/95)               12.82       17.74
Fidelity VIP II Index 500 (5/1/97)                 N/A         N/A
MFS Emerging Growth  (6/5/95)                     15.53       20.90
MFS High Income (6/5/95)                          10.37        9.55
MFS Research (6/5/95)                             20.78       19.74
MFS Value Series (5/1/97)                          N/A         N/A
MFS World Government (6/5/95)                      2.69        3.18
Pioneer Capital Growth (5/1/97)                    N/A         N/A
Pioneer Real Estate (5/1/97)                       N/A         N/A
Scudder Global Discovery (5/1/97)                  N/A         N/A
Scudder Growth & Income (5/1/97)                   N/A         N/A
Scudder International (6/5/95)                    13.32       12.29
T. Rowe Price International  (6/5/95)             13.24       12.54
T. Rowe Price New America Growth (6/5/95)         18.56       25.97
T. Rowe Price Equity Income (6/5/95)              18.04       21.87
T. Rowe Price Limited-Term Bond (6/5/95)           1.93        3.53
T. Rowe Price Personal Strategy Balanced
(6/5/95)                                          12.75       14.89
============================================== ============ ===========
       Subaccount (date of inception)            1 Year        From
 (Policy issued WITH Enhanced Death Benefit)      Ended     Inception
                                                12/31/96    to
                                                             12/31/96
============================================== ============ ===========
Alger American Growth  (6/5/95)                   11.51       12.59
Alger American Small Capitalization  (6/5/95)      2.48        6.99
Federated Prime Money Fund II (6.5.95)             3.00        3.02
Federated Fund for U.S. Government
Securities (6/5/5)                                 2.50        4.95
Fidelity VIP II Asset Manager: Growth (6/5/95)    18.00       17.66
Fidelity VIP II Contrafund  (6/5/95)              19.35       19.44
Fidelity VIP Equity Income (6/5/95)               12.43       17.35
Fidelity VIP II Index 500 (5/1/97)                 N/A         N/A
MFS Emerging Growth  (6/5/95)                     15.13       20.51
MFS High Income (6/5/95)                          9.99         9.19
MFS Research (6/5/95)                             20.36       19.35
MFS Value Series (5/1/97)                          N/A         N/A
MFS World Government (6/5/95)                     2.33         2.83
Pioneer Capital Growth (5/1/97)                    N/A         N/A
Pioneer Real Estate (5/1/97)                       N/A         N/A
Scudder Global Discovery (5/1/97)                  N/A         N/A
Scudder Growth & Income (5/1/97)                   N/A         N/A
Scudder International (6/5/95)                    12.92       11.92
T. Rowe Price International  (6/5/95)             12.84       12.17
T. Rowe Price New America Growth (6/5/95)         18.15       25.56
T. Rowe Price Equity Income (6/5/95)              17.63       21.47
T. Rowe Price Limited-Term Bond (6/5/95)           1.57        3.18
T. Rowe Price Personal Strategy Balanced
(6/5/95)                                          12.36       14.52
---------------------------------------------- ------------ --------

In addition, United of Omaha may from time to time disclose average annual total return in non-standard formats and cumulative total return for Policies funded by the Subaccounts.

THE FIGURES ABOVE ARE NOT AN INDICATION OF PRESENT, PAST, OR FUTURE PERFORMANCE OF THE APPLICABLE SUBACCOUNTS OR OF THE ACTUAL PORTFOLIOS AVAILABLE UNDER THE POLICY.

   HYPTHETICAL PERFORMANCE DATA. United of Omaha may, from time to time, also disclose yield, standard total returns, and non-standard total returns for the Portfolios of the Series Funds, including such disclosure for periods prior to the dates the Subaccounts commenced operations. For periods prior to the date the Subaccount commenced operations, performance information for Policies will be calculated based on the performance of the Series Fund Portfolios and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Series Fund Portfolios, with the level of Policy charges that were in effect at the inception of the Subaccounts (this is referred to as "hypothetical" performance data).

United of Omaha may also disclose average annual total returns for Series Fund Portfolios (or comparable portfolios) since their inception, including such disclosure for periods prior to the date the Variable Account commenced operations. These figures do not reflect the Variable Account or Policy expenses. Such average annual total return information is as follows:

================================================== ========= ======== ========== ==========
                                                    1 Year   5 Years  10 Years     Since
                                                    Ended     Ended     Ended    Inception
                   Series Fund                     12/31/96  12/31/96 12/31/96   to
               (date of inception)                    %         %         %      12/31/96
                                                                                     %
================================================== ========= ======== ========== ==========
Alger American Growth (1/9/89)                        13.35    16.63        N/A      18.65
Alger American Small Capitalization (9/21/88)          4.18    11.02        N/A      20.21
Federated Prime Money Fund II (11/21/94)               4.75      N/A        N/A       4.95
Federated Fund for U.S. Government Securities
(3/28/94)                                              4.20      N/A        N/A       5.62
Fidelity VIP II Asset Manager: Growth (1/3/95)        20.04      N/A        N/A      21.56
Fidelity VIP II Contrafund (1/3/95)                   21.22      N/A        N/A      30.19
Fidelity VIP Equity Income (10/9/86)                  14.28    17.98      13.74      13.43
Fidelity VIP II Index 500 (8/27/92)                   22.82      N/A        N/A      17.08
MFS Emerging Growth (7/24/95)                         17.02      N/A        N/A      24.76
MFS High Income (7/26/95)                             11.80      N/A        N/A      12.00
MFS Research (7/26/95)                                22.33      N/A        N/A      23.46
MFS Value Series (8/14/96)                              N/A      N/A        N/A       8.78
MFS World Government (6/14/94)                         4.03      N/A        N/A       7.39
Pioneer Capital Growth (7/25/90)                      11.66    20.34        N/A      17.48
Pioneer Real Estate (10/25/93)                        36.46      N/A        N/A      12.95
Scudder Global Discovery (5/1/96)                       N/A      N/A        N/A       5.50
Scudder Growth & Income (5/2/94)                      22.17      N/A        N/A      21.69
Scudder International (5/1/87)                        14.78    11.05        N/A       9.93
T. Rowe Price International  (3/31/94)                14.70      N/A        N/A       9.94
T. Rowe Price New America Growth (3/31/94)            20.09      N/A        N/A      24.60
T. Rowe Price Equity Income (3/31/94)                 19.56      N/A        N/A      21.93
T. Rowe Price Limited-Term Bond (5/17/94)              3.26      N/A        N/A       5.97
T. Rowe Price Personal Strategy Balanced (12/31/94)   14.21      N/A        N/A      21.22
================================================== ========= ======== ========== ==========

      Non-standard performance data will only be disclosed if the standard performance data for the required periods is also disclosed. For additional information regarding the calculation of other performance data, please refer to the Statement of Additional Information.
      In advertising and sales literature, the performance of each Subaccount may be compared to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or mutual fund portfolios with investment objectives similar to each of the Subaccounts. Lipper Analytical Services, Inc. ("Lipper") and the Variable Annuity Research Data Service ("VARDS") are independent services which monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis.
      Lipper's rankings include variable life insurance issuers as well as variable annuity issuers. VARDS rankings compare only variable annuity issuers. The performance analyses prepared by Lipper and VARDS each rank such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.
      Advertising and sales literature may also compare the performance of each Subaccount to the Standard & Poor's Index of 500 Common Stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any "deduction" for the expense of operating or managing an investment portfolio. Other independent ranking services and indices may also be used as a source of performance comparison.
      United of Omaha may also report other information including the effect of tax-deferred compounding on a Subaccount's investment returns, or returns in general, which may be illustrated by tables, graphs, or charts. All income and capital gains derived from Subaccount investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying portfolio's investment experience is positive.

THE FIXED ACCOUNT
   This Prospectus is generally intended to serve as a disclosure document only for the Policy and the Variable Account. For complete details regarding the Fixed Account, see the Policy itself.
   NET PURCHASE PAYMENTS ALLOCATED AND AMOUNTS TRANSFERRED TO THE FIXED ACCOUNT BECOME PART OF THE GENERAL ACCOUNT ASSETS OF UNITED OF OMAHA. INTERESTS IN THE GENERAL ACCOUNT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT"), NOR IS THE GENERAL ACCOUNT REGISTERED AS AN INVESTMENT COMPANY UNDER THE 1940 ACT. ACCORDINGLY, NEITHER THE GENERAL ACCOUNT NOR ANY INTERESTS THEREIN ARE GENERALLY SUBJECT TO THE PROVISIONS OF THE 1933 OR 1940 ACTS, AND UNITED OF OMAHA HAS BEEN ADVISED THAT THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURES IN THIS PROSPECTUS WHICH RELATE TO THE FIXED ACCOUNT.
   The Fixed Account includes all the assets of United of Omaha except those segregated in the Variable Account or in any other separate investment account. The Policy Owner may allocate Net Purchase Payments to the Fixed Account at the time of a Purchase Payment or transfer amounts from the Variable Account to the Fixed Account. Instead of the Policy Owner bearing the investment risk, as is the case for Accumulation Value in the Variable Account, United of Omaha bears the full investment risk for all Accumulation Value in the Fixed Account. United of Omaha has sole discretion to invest the assets of its general account, including the Fixed Account, subject to applicable law.
   United of Omaha guarantees that it will credit interest to amounts in the Fixed Account at an effective rate of at least 3% per year. United of Omaha may, IN ITS SOLE DISCRETION, credit amounts in the Fixed Account with interest at a current interest rate in excess of 3%. Once declared, a current interest rate will be guaranteed for at least one year. ONE TRANSFER OUT OF THE FIXED ACCOUNT IS ALLOWED EACH POLICY YEAR. Moreover, the maximum amount that can be transferred out of the Fixed Account during any Policy Year will be determined by United of Omaha in its sole discretion, but will not be less than 10% of Fixed Account Value on the date of the transfer. No charge is imposed on such transfers. United of Omaha reserves the right to modify transfer privileges at any time. (SEE "Transfers," p. 23.) Partial withdrawals from the Fixed Account are limited to a pro rata amount (with withdrawals from the Variable Account). Withdrawals and transfers from the Fixed Account may be delayed for up to six months, and withdrawals may be subject to a Withdrawal Charge. (See "Withdrawals," p. 26.) For purposes of crediting interest, the oldest payment or transfer into the Fixed Account, plus interest allocable to that payment or transfer, is considered to be withdrawn or transferred out first; the next oldest payment plus interest is considered to be transferred out next, and so on (this is a "first-in, first-out" procedure).
   United of Omaha guarantees that, at any time prior to the Annuity Starting Date, the amount in the Fixed Account allocable to a particular Policy will be not be less than the amount of the Net Purchase Payments allocated or transferred to the Fixed Account, plus interest at an effective rate of 3% per year, plus any excess interest credited to amounts in the Fixed Account, less any applicable premium or other taxes allocable to the Fixed Account, and less any amounts deducted from the Fixed Account in connection with partial withdrawals (including any Withdrawal Charges) or transfers to the Variable Account.
   The current interest rates will be determined by United of Omaha in its sole discretion.

   UNITED OF OMAHA'S MANAGEMENT HAS COMPLETE AND SOLE DISCRETION TO DETERMINE THE CURRENT INTEREST RATES. UNITED OF OMAHA CANNOT PREDICT OR GUARANTEE THE LEVEL OF FUTURE CURRENT INTEREST RATES, EXCEPT THAT UNITED OF OMAHA GUARANTEES THAT FUTURE CURRENT INTEREST RATES WILL NOT BE BELOW AN EFFECTIVE RATE OF 3% PER YEAR COMPOUNDED ANNUALLY. THE POLICY OWNER BEARS THE RISK THAT CURRENT INTEREST RATES WILL NOT EXCEED AN EFFECTIVE RATE OF 3% PER YEAR.

TRANSFERS
   SUBJECT TO the limitations and restrictions described below, transfers out of a Subaccount of the Variable Account may be made any time prior to the Annuity Starting Date, by sending Written Notice, signed by the Policy Owner, to the Service Office. Transfers also may be requested by telephone, subject to the provisions described below under "Telephone Transactions," p. 26. United of Omaha reserves the right, at any time and without notice to any party, to modify the transfer privileges under the Policy.
   An Owner can transfer Accumulation Value from one Subaccount of the Variable Account to another, or from the Variable Account to the Fixed Account or from the Fixed Account to any Subaccount of the Variable Account within certain limits. The minimum amount which may be transferred is the lesser of $500 or the entire Subaccount Value. If the Subaccount Value remaining after a transfer is less than $500, United of Omaha will include that amount as part of the transfer. Transfers out of a Subaccount currently may be made as often as the Owner wishes, subject to the minimum amount specified above (United of Omaha reserves the right to otherwise limit or restrict transfers in the future or to eliminate the transfer privilege). United of Omaha reserves the right to restrict transfers from the Variable Account to the Fixed Account of amounts previously transferred from the Fixed Account, for a period of time determined by United of Omaha.
   A transfer fee of $10 may be imposed for any transfer in excess of 12 per Policy Year. The transfer fee is deducted from the amount transferred. (See "Charges and Deductions," p. 30.)
   Transfers from the Fixed Account currently may be made once each Policy Year. Transfers from the Fixed Account do not count toward the 12 free transfer limit described above, and no transfer charge will be imposed on transfers from the Fixed Account. Moreover, the maximum amount that can be transferred out of the Fixed Account during any Policy Year will be determined by United of Omaha, at its sole discretion, but will not be less than 10% of the Fixed Account Value on the date of the transfer.
   The Policy is designed as a long-term investment, for retirement or other financial planning. The Policy is not intended for active trading or "market timing." Excessive transfers could harm other Policy Owners by having a detrimental effect on portfolio management (which could occur, for example, if it caused excessive commission expense or caused the manager to keep higher cash reserves than otherwise). Therefore, United of Omaha reserves the right to limit the number of Transfers from the Subaccounts of the Variable Account and the Fixed Account if United of Omaha believes that: (a) excessive trading by the Policy Owner or a specific Transfer request would have a detrimental effect on Accumulation Unit values or the share prices of the Portfolios; or (b) United of Omaha is informed by one or more of the Series Funds or the Variable Account that the purchase or redemption of shares is to be restricted because of excessive trading or a Transfer or group of Transfers is deemed to have a detrimental effect on share prices of one or more Portfolios or the Variable Account.
   Where permitted by law, United of Omaha may accept a Policy Owner's authorization of third party reallocation on such Owner's behalf, subject to United of Omaha's rules. United of Omaha may suspend or cancel such acceptance at any time. For example, third party reallocation by "market timers" could be suspended if they cause harm to other Policy Owners. United of Omaha will notify the Policy Owner of any such suspension or cancellation. United of Omaha may restrict the availability of Subaccounts and the Fixed Account for Transfers during any period in which the Policy Owner authorizes such third party to act on his behalf. United of Omaha will give Owners prior notification of any such restrictions. However, United of Omaha will not enforce such restrictions if it is provided with satisfactory evidence that: (a) such third party has been appointed by a court of competent jurisdiction to act on the Policy Owner's behalf; or (b) such third party has been appointed by the Policy Owner to act on his behalf for all his financial affairs.

DOLLAR COST AVERAGING
   Under the Dollar Cost Averaging program, the Policy Owner can instruct United of Omaha to automatically transfer, on a periodic basis, a predetermined amount or percentage specified by the Policy Owner from any one Subaccount or the Fixed Account to any Subaccount(s) of the Variable Account. The automatic transfers can occur monthly, quarterly, semi-annually, or annually, and the amount transferred each time must be at least $100 and must be $50 per Subaccount. At the time the program begins, there must be at least $5,000 of Accumulation Value in the applicable Subaccount or the Fixed Account. If transfers are made from the Fixed Account, the maximum periodic transfer amount is 10% of that account's value at the time of election, or a sufficient amount to provide transfers for 10 months. There is no maximum transfer amount requirement out of the Subaccounts of the Variable Account.
   Dollar Cost Averaging results in the purchase of more Accumulation Units when the Accumulation Unit value is low, and fewer units when the Accumulation Unit value is high. However, there is no guarantee that the Dollar Cost Averaging program will result in higher Accumulation Value or otherwise be successful.
   The Policy Owner can request participation in the Dollar Cost Averaging program when purchasing the Policy or at a later date. Transfers will begin on the first or 15th day (or, if not a Valuation Date, the next following Valuation
Date) of the month, as specified by the Owner, during which the request is processed. The Owner can specify that only a certain number of transfers will be made, in which case the program will terminate when that number of transfers has been made. Otherwise, the program will terminate when the amount remaining in the applicable Subaccount or, if applicable, the Fixed Account is less than $500.
   The Owner can increase or decrease the amount or percentage of the transfers or discontinue the program by sending Written Notice to the Service Office or by telephone, if telephone transactions are authorized. There is no charge for participation in this program.

ASSET ALLOCATION PROGRAM
   Under the Asset Allocation Program, the Policy Owner can instruct United of Omaha to allocate purchase payments and Accumulation Value among the Subaccounts of the Variable Account and the Fixed Account in accordance with allocation instructions specified by the Policy Owner or allocation instructions recommended by United of Omaha and approved by the Policy Owner. United of Omaha will rebalance a Policy Owner's investment by allocating purchase payments and transferring Accumulation Value among the Subaccounts and the Fixed Account to ensure conformity with current allocation instructions. Rebalancing will be performed on a quarterly, semi-annual or annual basis as specified by the Policy Owner. Transfers of Accumulation Value made pursuant this program will not be counted in determining whether the Transfer Fee applies. At the time the program begins, there must be at least $10,000 of Accumulation Value under the Policy.
   The Policy Owner can request participation in the Asset Allocation Program when purchasing the Policy or at a later date. The Owner can change his allocation percentage or discontinue the program by sending Written Notice to the Service Office or by calling 1-(800) 238-9354. There is no charge for participation in this program.

                                   THE POLICY

  The Ultrannuity Series V Variable Annuity Policy is a Flexible Payment Variable Deferred Annuity Policy. The rights and benefits under the Policy are summarized below; however, the description of the Policy contained in this Prospectus is qualified in its entirety by the Policy itself, a copy of which is available upon request from United of Omaha. The Policy may be purchased as a Nonqualified Policy or as a Qualified Policy. The Policy will remain in force until surrendered for its Cash Surrender Value, or all Proceeds have been paid under a Payout Option or as a death benefit or upon termination.

POLICY APPLICATION AND ISSUANCE OF POLICIES
   Before it will issue a Policy, United of Omaha must receive a completed Policy application and a minimum initial Purchase Payment of $5,000. A Nonqualified Policy ordinarily will be issued only in respect of Owner's Age 0 through 85, and a Qualified Policy ordinarily will be issued only in respect of Owner's Age 0 through 70 1/2. United of Omaha reserves the right to reject any application or Purchase Payment. Under United of Omaha's Electronic Fund Transfer program, the Owner can select a monthly payment schedule pursuant to which purchase payments will be automatically deducted from a bank or credit union account or other sources. The minimum size of an initial Purchase Payment must be at least $2,000. Each subsequent monthly payment must be at least $100.
   If the application can be accepted in the form received, the initial Net Purchase Payment will be credited to the Accumulation Value within two business days after the later of receipt of the application or receipt of the initial Purchase Payment. If the initial Purchase Payment cannot be credited because the application or other issuing requirements are incomplete, the applicant will be contacted within five business days and given an explanation for the delay, and the initial Purchase Payment will be returned at that time unless the applicant consents to United of Omaha's retaining the initial Purchase Payment and crediting it, net of any charge for applicable premium taxes, as soon as the necessary requirements are completed.
   The date on which the initial Net Purchase Payment is credited to the Accumulation Value is the Date of Issue. The Date of Issue is the date used to determine Policy Years and Policy anniversaries.

PURCHASE PAYMENTS
   All  initial  Purchase  Payment  checks or drafts  should be made  payable to
United of Omaha Life Insurance Company and sent to the Service Office. Additional Purchase Payments should be sent to the Service Office. The death benefit will not take effect until the check or draft for the Purchase Payment is honored.
   INITIAL PURCHASE PAYMENT. The minimum initial Purchase Payment that United of Omaha currently will accept under both a Nonqualified Policy and a Qualified Policy is $5,000 except under the Electronic Fund Transfer Program where the minimum initial Purchase Payment is $2,000. United of Omaha reserves the right to increase or decrease this amount. The initial Purchase Payment is the only Purchase Payment required to be paid under a Policy.
   ADDITIONAL PURCHASE PAYMENTS. The Owner may pay additional Purchase Payments. The minimum additional Purchase Payment under both a Nonqualified Policy and a Qualified Policy is $500 except under the Electronic Transfer Program where the minimum additional Purchase Payment is $100. Additional Net Purchase Payments will be credited to the Policy and added to the Accumulation Value as of the Valuation Date when they are received at the Service Office. United of Omaha will not accept any additional Purchase Payments beginning on the Policy Anniversary following the Owner's 88th birthday.
   ALLOCATION OF NET PURCHASE PAYMENTS. An Owner must allocate Net Purchase Payments to one or more of the Eligible Investments. The Owner must specify the initial allocation in the Policy application. This allocation will be used for additional Net Purchase Payments unless the Owner requests a change of allocation. All allocations must be made in whole percentages and must total 100%. The minimum allocation amount is $500 ($100 under the Electronic Fund Transfer Program). If the Owner fails to specify how Net Purchase Payments are to be allocated, the Purchase Payment(s) cannot be accepted. In states that permit United of Omaha to refund only the Accumulation Value upon the Owner's cancellation of the Policy during the free look period, the initial Net Purchase Payment will be allocated to the Owner's selected Subaccounts on the Date of Issue. In states where at least the full Purchase Payment is refunded, the portion of the initial Net Purchase Payment (and of any additional Purchase Payments made during the free look period) allocated to the Variable Account will be held in the Money Market Subaccount for the applicable Free Look period specified by the state of issue plus 5 days, from the date that the Policy is mailed from United of Omaha's Service Office. (Since the Free Look period is measured from the Owner's date of receipt of the Policy, the extra 5 days is to allow for estimated time needed for delivery of the Policy.) At the end of that period, if the Policy has not been returned for a refund, the initial Net Purchase Payment will be invested in the Subaccounts in accordance with the allocation instructions provided in the Owner's application. All additional Net Purchase Payments received after the end of the free look period will be allocated and credited to the Owner's Policy as of the Valuation Period during which they are received.
   The Owner may change the allocation instructions for future additional Net Purchase Payments by sending Written Notice, signed by the Owner, to United of Omaha's Service Office, or by telephone (subject to the provisions described below under "Telephone Transactions," p. 26). The allocation change will apply to payments received on or after the date the Written Notice or telephone request is received.
     PAYMENT NOT HONORED BY BANK. Any payment due under the Policy which is derived, all or in part, from any amount paid to United of Omaha by check or draft may be postponed until such time as United of Omaha determines that such instrument has been honored. Payment by certified check, banker's draft, or chasier's check will be promptly applied.
ACCUMULATION VALUE
   On the Date of Issue, the Accumulation Value equals the initial Purchase Payment less any charge for applicable premium taxes. On any Valuation Date thereafter, the Accumulation Value equals the sum of the values in the Variable Account and the Fixed Account.
   The Accumulation Value is expected to change from Valuation Period to Valuation Period, reflecting the expenses and investment experience of the selected Eligible Investments as well as the Variable Account deductions for charges.
   THE VARIABLE ACCOUNT VALUE. The Accumulation Value for each Subaccount is equal to:
         (a) the current number of Accumulation Units in the Subaccount for the Policy; multiplied by
         (b) the current Accumulation Unit value.
     A Net Purchase Payment or transfer allocated to a Subaccount is converted into Accumulation Units by dividing it by the Accumulation Unit value for the Valuation Period during which the Net Purchase Payment or transfer is allocated to the Variable Account. The initial Accumulation Unit value for each Subaccount was set at $10 when the Subaccount was established. The Accumulation Unit value may increase or decrease from one Valuation Date to the next.
     The Accumulation Unit value for a Subaccount on any Valuation Date is calculated as follows:
         (a) The net asset value per share of the Portfolio multiplied by the number of shares held in the Subaccount, before the purchase or redemption of any shares on that date; minus
         (b) the cumulative unpaid charge for the Mortality and Expense Risk Charge and Administrative Expense Charge; minus
         (c) any applicable charge for federal and state income taxes, if any; the result divided by
         (d) the total number of Accumulation Units held in the Subaccount on the Valuation Date, before the purchase or redemption of any Accumulation Units on that day.
Positive investment experience of the applicable Portfolio will increase the Accumulation Unit values and negative investment experience will decrease the Unit values. Expenses and deductions will have a negative effect on Unit values.
     THE FIXED ACCOUNT VALUE. The Accumulation Value of the Fixed Account on any Valuation Date is equal to:
         (a) the  Accumulation  Value at the end of the preceding  Policy Month;
             plus
         (b) any Net Purchase Payments credited since the end of the previous Policy Month; plus
         (c) any transfers from the Subaccounts credited to the Fixed Account since the end of the previous Policy Month; minus
         (d) any transfers from the Fixed Account to the Subaccounts since the end of the previous Policy Month; minus
         (e) any partial withdrawal and Withdrawal Charge taken from the Fixed Account since the end of the previous Policy Month; plus
         (f) interest credited on the Fixed Account balance.
United of Omaha guarantees that the Accumulation Value in the Fixed Account will be credited with an effective annual interest rate of at least 3%.

TELEPHONE TRANSACTIONS
     Owners can make transfers, partial withdrawals, and/or change the allocation of subsequent Net Purchase Payments by telephone if they have checked the "Telephone Transaction Authorization" box in the application or if they have subsequently authorized telephone transactions in writing. United of Omaha will not be liable for following instructions communicated by telephone that it believes to be genuine. However, United of Omaha will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If United of Omaha fails to do so, it may be liable for any losses due to unauthorized or fraudulent instructions. All telephone requests will be recorded on voice recorder equipment for the protection of the Policy Owner. Owners making telephone requests will be required to provide their social security number and/or other information for identification purposes.
     Telephone requests must be received at United's Service Office no later than 4:00 p.m. Eastern time in order to be processed. Telephone transfer requests will not be accepted after that time.
     The telephone transaction privilege may be discontinued at any time as to some or all Owners.

NON-PARTICIPATING POLICY
     The Policy does not participate or share in the profits or surplus earnings of United of Omaha. No dividends are payable on the Policy.

TERMINATION
     If the Accumulation Value is less than $500, United of Omaha may cancel the Policy upon 60 days' notice to the Owner. This cancellation will be considered a full surrender of the Policy. If the Accumulation Value in any Subaccount falls below $500, United of Omaha reserves the right to transfer the remaining balance, without charge, to the Money Market Subaccount.

                         DISTRIBUTIONS UNDER THE POLICY
WITHDRAWALS
     The Owner may  withdraw  all or a portion  of the Cash  Surrender  Value in exchange for a cash payment from United of Omaha. The Cash Surrender Value is the Accumulation Value less any applicable Withdrawal Charge, any applicable Policy Fee, any applicable premium taxes, and, if the Enhanced Death Benefit is elected, the Enhanced Death Benefit Charge. (See "Charges and Deductions," p.
30).
     The Owner may withdraw Cash Surrender Value from the Variable Account at any time prior to the Annuity Starting Date by sending a Written Request to United of Omaha's Service Office. The minimum amount that can be withdrawn from any Eligible Investment is $500. After a partial withdrawal, the remaining Accumulation Value must be at least $500. In the absence of written instructions from the Owner, withdrawals will result in cancellation of Accumulation Units from each applicable Subaccount and the deduction of Accumulation Value from the Fixed Account in the ratio that the value of each such Eligible Investment bears to the total Accumulation Value of the Policy (I.E., pro rata from each Eligible Investment). No more than a pro-rata amount may be withdrawn from the Fixed Account for any partial withdrawal. If the Owner requests a surrender, the Policy must be returned to the Service Office.
     Withdrawals from the Fixed Account may be delayed for up to six months. Each Policy Year the Owner may withdraw up to 15% of Accumulation Value as of the date of the first withdrawal that year without deduction of a Withdrawal Charge. Amounts withdrawn in excess of this free withdrawal amount may be subject to the Withdrawal Charge of up to 7%. For a discussion of the Withdrawal Charge, see "Withdrawal Charge," p. 31.
     Withdrawals may be taxable and subject to a penalty tax. (See "Certain Federal Income Tax Consequences," p. 34.)
     Since the Owner assumes the investment risk with respect to Net Purchase Payments allocated to the Variable Account, and because surrenders and withdrawals are subject to a Withdrawal Charge, and possibly a charge for premium taxes, the total amount paid upon total surrender of the Policy (taking any prior partial withdrawals into account) may be more or less than the total Purchase Payments made. Following a surrender of the Policy, or at any time the Accumulation Value is zero, all rights of the Owner will terminate.

SYSTEMATIC WITHDRAWAL PLAN
     Under the Systematic Withdrawal Plan, the Policy Owner can instruct United of Omaha to make automatic payments of a predetermined dollar amount or fixed percentage of Accumulation Value to them monthly, quarterly, semi-annually or annually from a specified Eligible Investment. The minimum systematic withdrawal payment is $100. The "Request for Systematic Withdrawal" form must specify a date for the first payment, which must be at least 30 but not more than 90 days after the form is submitted. The Owner may specify the Eligible Investments from which Systematic Withdrawals will be made, but no more than a pro-rata amount can be withdrawn from the Fixed Account. If the Owner does not specify the Eligible Investments from which Systematic Withdrawals are to be taken, Systematic Withdrawals will be taken from each Eligible Investment in the proportion that the Accumulation Value in each Eligible Investment bears to the total Accumulation Value of the Policy.
     The Withdrawal Charge will apply in accordance with its terms.
     A qualified tax adviser should be consulted before a Systematic Withdrawal Plan is requested since distributions under such a Plan may be taxable and subject to a penalty tax.(See "Certain Federal Income Tax Consequences," p.34.)

ANNUITY PAYMENTS
     Payees receiving Annuity Payments under the Policy must be individuals who receive payments in their own behalf unless otherwise agreed to by United of Omaha. Any Payout Option chosen will be effective when United of Omaha acknowledges it. United of Omaha may require proof of the Owner's or the Annuitant's age or survival. The level of Annuity Payments is determined by the Accumulation Value, the age and sex of the Annuitant, and the Payout Option elected.

     ANNUITY STARTING DATE. Unless the Annuity Starting Date is changed, Annuity Payments under a Policy will begin on the Annuity Starting Date which is selected by the Policy Owner at the time the Policy is applied for. The latest Annuity Starting Date permitted is when the Annuitant attains age 95 (age 85 in Pennsylvania). An earlier Annuity Starting Date is required for Qualified Contracts. The Annuity Starting Date may be changed from time to time by the Policy Owner by Written Notice to United of Omaha, provided that notice of each change is received by United of Omaha at its Service Office at least thirty (30) days prior to the then current Annuity Starting Date.

     ELECTION OF PAYOUT OPTION. The Policy Owner will choose a Payout Option, to provide variable annuity payments or fixed annuity payments or a combination of both, under which the Policy Proceeds will be paid to the Payee(s)shown in the Policy application. During the lifetime of the Owner and prior to the Annuity Starting Date, the Policy Owner may change the election, but Written Notice of any election or change of election must be received by United of Omaha at its Service Office at least thirty (30) days prior to the Annuity Starting Date. If no election is made prior to the Annuity Starting Date, then the Accumulation Value in the Variable Account will be used to provide variable Annuity Payments, and the Accumulation Value in the Fixed Account will be used to provide fixed
Annuity Payments, and Annuity Payments will be made under Option 4 providing lifetime income with payments guaranteed for 10 years. United of Omaha reserves the right to pay the Proceeds in one sum when the Proceeds are less than $2,000, or when the Payout Option chosen would result in periodic payments of less than $20.
     If the Owner dies prior to the Annuity Starting Date (and the Policy is in force), the Beneficiary may elect to receive the death benefit under one of the Payout Options, to the extent allowed by law and subject to the terms of any settlement agreement. (See "Death Benefit," p. 29.)
     The longer the guaranteed or projected Payout Option period, the lower the amount of each payment.
     Unless the Policy Owner specifies otherwise, the Payee shall be the Annuitant.

     FIXED ANNUITY PAYMENTS. Fixed annuity payments are available under all six Payout Options below. Under each fixed Payout Option the amount of each payment will be set on the Annuity Starting Date and will not change. Annuity Payments will begin on that date. The Annuity Purchase Value will be transferred to the general account of United of Omaha, and the Annuity Payments will be fixed in amount by the fixed annuity provisions selected and the age and sex (if consideration of sex is allowed) of the Annuitant. The guaranteed effective annual interest rate used in the Payout Options is 3%. Using a procedure approved by its Board of Directors, United of Omaha may, AT ITS SOLE DISCRETION, declare additional interest to be paid or credited annually for Payout Options 1, 2, 3, or 6. Current immediate annuity rates for the same class of annuities will be used if higher than the guaranteed amounts (guaranteed amounts are based upon the tables contained in the Policy). The guaranteed amounts are based on the 1983 Table "A" mortality table, and 3.0% guaranteed interest rate. Current amounts may be obtained from United of Omaha. For further information, contact United of Omaha at its Service Office.

     VARIABLE ANNUITY PAYMENTS. Only Payout Options 2, 4, and 6 are available for variable annuity payments. The dollar amount of the first monthly annuity payment will be determined by applying the Annuity Purchase Value allocated to variable annuity payments to the annuity table applicable to the Payout Option chosen. The tables are determined from the 1983 Table "a" mortality table with an assumed investment rate of 4%. If more than one subaccount has been selected, the Annuity Purchase Value of each subaccount is applied separately to the annuity table to determine the amount of the first annuity payment attributable to that particular subaccount.
             All variable annuity payments other than the first will vary in amount according to the investment performance of the applicable subaccounts. The amount of each subsequent payment is the sum of: the number of Variable Annuity Units for each subaccount as determined for the first annuity payment multiplied by the value of a Variable Annuity Unit for that subaccount 10 days prior to the date the variable annuity payment is due. This amount may increase or decrease from month to month.
             If the net investment return of a subaccount for a payment period is equal to the pro-rated portion of the 4% annual assumed investment rate, the variable annuity payment attributable to that subaccount for that period will equal the payment for the prior period. To the extent that such net investment return exceeds an annualized rate of 4% for a payment period, the payment for that period will be greater than the payment for the prior period and to the extent that such return for a period falls short of an anualized rate of 4%, the payment for that period will be less than the payment for the prior period.

     TRANSFERS BETWEEN FIXED AND VARIABLE SUBACCOUNTS. After the Annuity Commencement Date the annuitant may exchange the value of a designated number of Variable Annuity Units of a particular subaccount into other Variable Annuity Units, the value of which would be such that the dollar amount of an annuity payment made on the date of the exchange would be unaffected by the fact of the exchange. No more than four (4) exchanges may be made within each account year.
         Transfers may be made between subaccounts and from a subaccount to the fixed account. No exchanges may be made from the fixed account to the variable subaccounts. Transfers will be made using the Variable Annuity Unit values for the Valuation Period during which any request is received by United of Omaha.

     PAYOUT OPTIONS. The Policy provides six Payout Options which are described below.

         OPTION 1 -- PROCEEDS HELD ON DEPOSIT AT INTEREST. While the Proceeds are held by United of Omaha, United of Omaha will annually:
     (a)  pay interest to the Payee; or
     (b)  add interest to the Proceeds.
         OPTION 2 -- INCOME OF A SPECIFIED AMOUNT. The Proceeds will be paid in monthly installments of a specified amount over at least a five year period until the Proceeds, with interest, have been fully paid.
         OPTION 3 -- INCOME FOR A SPECIFIED PERIOD. The Proceeds will be paid in installments for the number of years chosen. The monthly incomes for each $1,000 of Proceeds, shown in the table set forth in the Policy, include interest. United of Omaha will provide the income amounts for payments other than monthly upon request.
         OPTION 4 -- LIFETIME INCOME. The Proceeds will be paid as monthly income for as long as the Annuitant lives. The following guarantees are available:
            GUARANTEED PERIOD - The monthly income will be paid for a minimum of 10 years and as long thereafter as the Annuitant lives; or GUARANTEED AMOUNT - The monthly income will be paid until the sum of all payments equals the Proceeds placed under this option and as long thereafter as the Annuitant lives.
The monthly income will be the amount computed using either the Lifetime Monthly Income Table set forth in the Policy (which is based on the 1983 Table "A" mortality table and interest at 3%, adjusted to age last birthday) or, if more favorable to the Annuitant, United of Omaha's then current lifetime monthly income rates for payment of Proceeds. If a variable Payout Option is chosen, all variable annuity payments, other than the first variable annuity payment, will vary in amount according to the investment performance of the applicable Subaccounts (see "Variable Annuity Payments," p. 28).
     Note Carefully. If no guarantee is elected, then IT WOULD BE POSSIBLE FOR ONLY ONE ANNUITY PAYMENT TO BE MADE if the Annuitant(s) were to die before the due date of the second annuity payment; only two Annuity Payments if the Annuitant(s) were to die before the due date of the third annuity payment; and so forth.
     When the Annuitant dies, any remaining guaranteed Annuity Payments will be paid to the Beneficiary. When the last Payee dies, United of Omaha will pay to the estate of that Payee any remaining guaranteed Annuity Payments.
         OPTION 5 -- LUMP SUM.  The Proceeds will be paid in one sum.
         OPTION 6 -- ALTERNATIVE SCHEDULE. Upon request and if available, United of Omaha will provide payments for other options, including joint and survivor periods. Certain options may not be available in some states. If variable Annuity Payments are being made under Option 2 or 6 and do not involve life contingencies, then the Owner may surrender the Contract and receive the commuted value of any unpaid Annuity Payments.

Additional information about any Payout Option may be obtained by contacting the Service Office.

                                      * * *

     A portion or the entire amount of the Annuity Payments may be taxable as ordinary income. If, at the time the Annuity Payments begin, the Policy Owner has not provided United of Omaha with a written election not to have federal income taxes withheld, United of Omaha must by law withhold such taxes from the taxable portion of such annuity payments and remit that amount to the federal government. Withholding is mandatory for certain Qualified Policies. (See "Certain Federal Income Tax Consequences," p. 34.)

DEATH BENEFIT
     DEATH OF OWNER PRIOR TO ANNUITY STARTING DATE. If any Owner or joint Owner dies prior the Annuity Starting Date (and the Policy is in force), the Policy will terminate, and a death benefit will be paid to the Beneficiary. The death benefit will equal the largest of (i) the Accumulation Value (without deduction of the Withdrawal Charge), on the later of the date on which Due Proof of Death or an election of Payout Option is received by United of Omaha's Service Office less any charge for applicable premium taxes; or (ii) the sum of Net Purchase Payments, less partial withdrawals.
     The death benefit is payable upon receipt of Due Proof of Death of the first Owner to die, election of a Payout Option, and proof that such Owner died prior to the commencement of Annuity Payments. The death benefit generally will be paid within seven days, or as soon thereafter as United of Omaha has
sufficient   information  about  the  Beneficiary  to  make  the  payment.   The
Beneficiary may receive the amount payable in a lump sum cash benefit, or, subject to any limitation under any state or federal law, rule, or regulation, under one of the Payout Options described above, unless a settlement agreement is effective at the death of the Owner that prevents such election. The Beneficiary must make such election within sixty days of the date United of Omaha receives Due Proof of Death; otherwise a lump sum payment will be made.
     If an Owner of the Policy is a corporation, trust or other nonindividual, the primary Annuitant will be treated as an Owner of the Policy for purposes of the death benefit. The "primary Annuitant" is that individual whose life affects the timing or the amount of the payout under the Policy. A change in the primary Annuitant will be treated as the death of an Owner.
     If the Annuitant is an Owner or joint Owner, the death of the Annuitant will be treated as the death of an Owner rather than of the Annuitant.
     (If the Annuitant is not an Owner and the Annuitant dies before the Annuity Starting Date, the Owner may name a new Annuitant if such Owner(s) is not a corporation or other non-individual or if such Owner is the trustee of a Code Sec. 401(a) retirement plan. If the Owner does not name a new Annuitant, the Owner will become the Annuitant.)
     ELECTIVE DEATH BENEFIT AMENDMENT. If this Amendment is attached to the Policy and any Owner or Joint Owner dies prior to age 81, the Death Benefit will equal the greatest of: (1) the Accumulation Value as of the end of the valuation period during which due proof of death and an election of a payout option are received by us; (2) the greatest Anniversary Value plus subsequent purchase payments and less any subsequent partial withdrawals;7/ and (3) the sum of all net purchase payments, less any partial withdrawals, accumulated at a 4.5% annual rate of interest up to a maximum of two times each purchase payment.
     If any Owner or Joint Owner dies after attaining age 81, the Death Benefit under the Amendment will equal the greatest of: (1) the Accumulation Value as of the end of the valuation period during which due proof of death and an election of a payout option are received by us; (2) the greatest Anniversary Value prior to the last Policy Anniversary before the Owner attained age 81, plus any subsequent purchase payments and less any subsequent purchase payments and less any subsequent partial withdrawals; and (3) the sum of all net purchase payments paid prior to the last Policy Anniversary before the Owner attained age 81, less any partial withdrawals accumulated at a 4.5% annual rate of interest up to a maximum of two times each purchase payment. If the death benefit payable equals
(3), United of Omaha will add to the death benefit amount, any purchase payments paid after the last Policy Anniversary before the Owner attained age 81.
     The Elective Death Benefit is only available to Owners age 80 and under, and not available for non-person owners.
     Any applicable premium tax not previously deducted will be deducted from the death benefit payable.
     ACCIDENTAL DEATH BENEFIT. If any Owner or Joint Owner dies from bodily injury sustained in a common carrier accident, United of Omaha will pay the Standard Death Benefit or the Enhanced Death Benefit, as applicable, multiplied by two, instead of the amount that would otherwise be payable.
     For this benefit to be payable, bodily injury must be sustained by the Owner while a passenger in a common carrier. Death must be independent of any sickness or other causes and must occur within 90 days of the date of the accident. United of Omaha will pay only the Standard Death Benefit or the Enhanced Death Benefit, if applicable, if the Owner's death results from the following: (a) suicide; (b) an act of declared or undeclared war; (c) an injury received while intoxicated; (d) an injury received while the owner is under the influence of a controlled substance, unless administered on the advice of a physician; or (e) an injury received while committing a felony or engaged in an illegal occupation. The Accidental Death Benefit may not be available in all states.

7/ THE ANNIVERSARY VALUE EQUALS THE ACCUMULATION VALUE ON A POLICY ANNIVERSARY AND ANY SUBSEQUENT PURCHASE PAYMENTS LESS PARTIAL WITHDRAWALS AND UNDEDUCTED PREMIUM TAX.

     DEATH OF OWNER ON OR AFTER ANNUITY STARTING DATE. If any Owner or joint Owner dies on or after the Annuity Starting Date and before all the Proceeds have been paid, any remaining Proceeds will be paid at least as rapidly as under the Payout Option in effect at the time of the death.
     BENEFICIARY. The Owner may change the named Beneficiary by sending Written Notice to the Service Office unless the named Beneficiary is irrevocable. When recorded and acknowledged by United of Omaha, the change will be effective as of the date the Owner signed the request. The change will not apply to any payments made or other action taken by United of Omaha before recording. If the named Beneficiary is irrevocable, the Owner may change the named Beneficiary only by joint written request from the Owner and the Beneficiary. If more than one named Beneficiary is designated, and the Policy Owner fails to specify their interests, they will share equally.
     If there are joint Owners, the surviving joint Owner will be deemed the Beneficiary, and the Beneficiary named in the Policy application or as subsequently changed will be deemed the contingent Beneficiary. If both joint Owners die simultaneously, the death benefit will be paid to the contingent Beneficiary.
     If the Beneficiary is the deceased Owner's surviving spouse, the spouse may elect either to receive the death benefit, in which case the Policy will terminate, or to continue the Policy in force with the spouse as Owner.
     If the named Beneficiary does not survive the Owner, then the estate of the Owner is the Beneficiary.

IRS REQUIRED DISTRIBUTION
     Federal tax law requires that if a Policy Owner of a nonqualified Policy dies before the Annuity Starting Date, then the entire value of the Policy must generally be distributed within five years of the date of death of such Policy Owner. Therefore, generally, any death benefit must be paid within five years after the date of death. The five-year rule does not apply to that portion of the Proceeds which (a) is payable to or for the benefit of an individual Beneficiary; and (b) will be paid over the lifetime or the life expectancy of that Beneficiary as long as payments begin not later than one year after the date of the Owner's death. Special rules may apply to the spouse of the deceased Owner. See "Federal Tax Matters" in the Statement of Additional Information for a detailed description of these rules. Other required distribution rules apply to Qualified Contracts. (See "Certain Federal Income Tax Consequences," p. 34.) The Policy contains provisions designed to comply with these requirements.

RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM
     The Texas Educational Code permits participants in the Texas Optional Retirement Program (ORP) to withdraw their interest in a variable annuity Policy issued under the ORP only upon: (1) termination of employment in the Texas public institutions of higher education; (2) retirement; (3) death or (4) participant's attainment of age 70 1/2. Accordingly, a participant in the ORP (or the participant's estate if the participant has died) will be required to obtain a certificate of termination from the employer or a certificate of death before the Policy can be redeemed.

                             CHARGES AND DEDUCTIONS

     United of Omaha will make certain charges and deductions in connection with the Policy in order to compensate it for incurring expenses in distributing the Policy, bearing mortality and expense risks under the Policy, and administering the Accounts and the Policies. Charges may also be made for premium taxes, federal, state or local taxes (or the economic burden thereof), or for certain transfers. Charges and expenses are also deducted from each Portfolio.

WITHDRAWAL CHARGE
     United of Omaha will incur expenses relating to the sale of Policies, including commissions to registered representatives and other promotional expenses. United of Omaha will apply a Withdrawal Charge, expressed as a percentage of any Purchase Payment surrendered or withdrawn, in connection with a full surrender or partial withdrawal, in order to partially cover distribution expenses. The Withdrawal Charge may also be deducted from amounts applied to provide Annuity Payments. The Withdrawal Charge Percentage will vary depending upon the number of years that have elapsed since the date the Purchase Payment was made. The amount of the Withdrawal Charge is determined by multiplying the amount of each Purchase Payment withdrawn by the applicable Withdrawal Charge Percentages. For purposes of determining the Withdrawal Charge, the oldest Purchase Payment is considered to be withdrawn first; the next oldest Purchase Payment is considered to be withdrawn next, and so on (this is a "first-in, first-out" procedure), and all Purchase Payments are deemed to be withdrawn before any earnings. The amount of the partial withdrawal requested plus any Withdrawal Charge will be deducted from the Accumulation Value on the date an Owner's Written Request is received at the Service Office. In the absence of other instructions, partial withdrawals (including any charge) will be deducted from the Subaccounts and the Fixed Account on a pro-rata basis. No more than a pro-rata amount can be withdrawn from the Fixed Account. The following is the table of Withdrawal Charge Percentages:

========================================== ---- ---- ---- ---- ---- --- --- ====
  Years Since Receipt of Purchase Payment    1    2    3    4    5    6   7  8+
========================================== ==== ==== ==== ==== ==== === === ====
  Applicable Withdrawal Charge Percentage   7%   6%   5%   4%    3%  2%  1%  0%
========================================== ==== ==== ==== ==== ==== === === ====

     United of Omaha anticipates that the Withdrawal Charge will not generate sufficient funds to pay the cost of distributing the Policies. If this charge is insufficient to cover the distribution expenses, the deficiency will be met from United of Omaha's general funds, which will include amounts derived from the charge for mortality and expense risks (described below).
     Each Policy year, the Owner can withdraw up to 15% of Accumulation Value, without imposition of the Withdrawal Charge. A Withdrawal Charge will also not be applied on the Annuity Starting Date if the Accumulation Value is applied after the second Policy Anniversary to provide lifetime Annuity Payments under Payout Option 4. (The Withdrawal Charge will apply to Proceeds placed under Payout Options 1, 2, 3, 5, and 6.) No Withdrawal Charge will be imposed as a result of any death benefit payment or, under Qualified Plans, any refund of contributions paid in excess of the Owner's deductible amounts. United of Omaha will not increase the withdrawal charge.

WAIVER OF WITHDRAWAL CHARGES
     United of Omaha will waive the Withdrawal Charge upon partial withdrawals and surrenders in the event the Owner becomes confined to a hospital or nursing home, disabled, diagnosed with a terminal illness or unemployed. Those waivers and any restrictions associated with such waivers are set forth below:
     NURSING HOME WAIVER. The Withdrawal Charge will not be imposed as a result of any withdrawal made pursuant to the Owner's confinement, upon the recommendation of a licensed physician, to the following facilities for 30 or more consecutive days: (a) a hospital licensed or recognized as a general hospital by the state in which it is located; (b) a hospital recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals; (c) a Medicare certified hospital; (d) a state licensed nursing home with a registered nurse on duty 24 hours a day; and (e) a Medicare certified long term care facility. This waiver only applies to partial withdrawals and surrenders requested no later than 91 days of the last day of confinement to such facility. Proof of confinement must be provided. The Nursing Home Waiver is not available if any Owner is confined to a nursing home or hospital facility on the Date of Issue.
     United of Omaha will not accept any additional purchase payments under a Policy once the Nursing Home Waiver has been elected. The Nursing Home Waiver may not be available in all states.
     DISABILITY WAIVER. The Withdrawal Charge will not be imposed upon any withdrawal where either the Owner is physically disabled. United of Omaha may require proof of such disability, including written confirmation of receipt and approval of any claim for Social Security Disability Benefits. Proof of continued disability may be required through the date of any partial withdrawal or surrender. United of Omaha reserves the right to have any Owner claiming such disability examined by a licensed physician.
     United of Omaha will not accept any additional purchase payments under a Policy once the Disability Waiver has been elected. The Disability Waiver is not available if any Owner is receiving Social Security Disability Benefits on the Date of Issue or is age 65 or older. The Disability Waiver may not be available in all states.
     TERMINAL ILLNESS WAIVER. United of Omaha will waive the Withdrawal Charge for any withdrawal where the Owner is diagnosed with a terminal illness. A terminal illness is a medical condition that, with a reasonable degree of medical certainty, will result in your death within 12 months or less. United of Omaha may require proof of such illness including written confirmation from a licensed physician. United of Omaha reserves the right to have an Owner diagnosed with such illness examined by a licensed physician.
     United of Omaha will not accept any additional purchase payments under a Policy once the Terminal Illness Waiver has been elected. The Terminal Illness Waiver is not available if any Owner is diagnosed with a terminal illness prior to or on the Date of Issue. The Terminal Illness Waiver may not be available in all states.
     UNEMPLOYMENT WAIVER. United of Omaha will waive the Withdrawal Charge for any partial withdrawal or surrender in the event the Owner becomes unemployed. The Unemployment Waiver is available upon submission of a determination letter from a state Department of Labor indicating the Owner received unemployment benefits for at least 60 consecutive days prior to the election of such waiver. The Unemployment Waiver may be exercised only once and is not available if any Owner or Annuitant is receiving unemployment benefits on the Date of Issue. The Unemployment Waiver may not be available in all states.
     TRANSPLANT WAIVER. United of Omaha will waive surrender charges if the Owner undergoes transplant surgery as an organ donor or recipient for the following body organs: heart, liver, lung, kidney, pancreas; or as a recipient of a bone marrow transplant. Within 91 days of surgery, the Owner must submit a letter from a licensed physician (who is not the Owner of this policy) stating that the Owner underwent transplant surgery for any of these organs. United of Omaha reserves the right to have the Owner examined by a physician of its choice and at its expense.
This waiver may be exercised only once per transplant surgery.
     RESIDENCE DAMAGE WAIVER. United of Omaha will waive surrender charges if the Owner's primary residence suffers physicial damage in the amount of $50,000 or more. To claim this waiver, submit to United of Omaha a certified copy of a licensed appraiser's report stating the amount of the damage. This certified copy must be submitted with 91 days of the date of the appriaser's report. United of Omaha reserves the right to obtain a second opinion by having the affected residence inspected by a licensed appraiser of its choice and at its expense, and to rely upon its appraiser's opinion. This waiver may be exercised only once per occurrence.
     DEATH OF SPOUSE OR MINOR DEPENDENT WAIVER. United of Omaha will waive surrender charges for withdrawals of the following percentage of Accumulation Value made within six months of the Owner's spouse's or minor dependent(s)' death: death of spouse, 50%; death of minor dependent(s), 25%. Proof of death must be submitted to United of Omaha. This waiver may be exercised once for a spouse and once for each minor dependent, subject to no more than 50% of the Accumulation Value being withdrawn pursuant to this wiaver each year. Subsequent withdrawals, or withdrawals above the waiver limit, are subject to the Withdrawal Charge.

MORTALITY AND EXPENSE RISK CHARGE
     United of Omaha imposes a daily charge as compensation for bearing certain mortality and expense risks in connection with the Policies. This charge is equal to an annual rate of 1.00% (.0027535% daily) of the value of the net assets in the Variable Account and it will not increase. The Mortality and Expense Risk Charge is reflected in the accumulation unit values for each Subaccount.
     Accumulation Values and Annuity Payments are not affected by changes in actual mortality experience or by actual expenses incurred by United of Omaha. The mortality risks assumed by United of Omaha arise from its contractual obligations to make Annuity Payments (determined in accordance with the Annuity tables and other provisions contained in the Policy) and to pay death benefits prior to the Annuity Starting Date. Thus, Owners are assured that neither an Annuitant's own longevity nor an unanticipated improvement in general life expectancy will adversely affect the periodic Annuity Payments that the Payee will receive under the Policy.
     The expense risk assumed by United of Omaha is the risk that United of Omaha's actual expenses in administering the Policy will exceed the amount recovered through the Administrative Charges.
     If the Mortality and Expense Risk Charge is insufficient to cover United of Omaha's actual costs, United of Omaha will bear the loss; conversely, if the charge is more than sufficient to cover costs, the excess will be profit to United of Omaha. United of Omaha expects a profit from this charge. To the extent that the proceeds of the Withdrawal Charge are insufficient to cover the actual cost of Policy distribution, the deficiency will be met from United of Omaha's general corporate assets, which may include amounts, if any, derived from the Mortality and Expense Risk Charge.

ADMINISTRATIVE CHARGES
     In order to cover the costs of administering the Policies, United of Omaha deducts an annual Policy Fee from the Accumulation Value and also deducts a daily Administrative Expense Charge from the assets of each Subaccount.
     The annual Policy Fee is deducted from the Accumulation Value of each Policy on the last Valuation Date of each Policy Year prior to the Annuity Starting Date (and upon a complete surrender). This annual Policy Fee is $30, and it will not be increased. The annual Policy Fee will be deducted from each Subaccount of the Variable Account in the same proportion that the Accumulation Value in each such Subaccount bears to the total Accumulation Value in the Variable Account. The portion of the annual Policy Fee deducted from the Subaccounts will be deducted by cancelling Accumulation Units. This fee is waived if the Accumulation Value exceeds $50,000 on the last Valuation Date of the applicable Policy Year. The fee is also waived for sales of the Policy to employees of United of Omaha or its affiliated companies.
     United of Omaha also deducts a daily Administrative Expense Charge from the assets of each Subaccount of the Variable Account. This charge is equal to an annual rate of .20% (.0005485% daily) of the net assets of each Subaccount of the Variable Account. The Administrative Expense Charge will not be increased in the future.

ENHANCED DEATH BENEFIT CHARGE
     There will be a charge made each year for expenses related to the Enhanced Death Benefit available under the terms of the Elective Death Benefit Amendment. United of Omaha deducts this charge through the cancellation of accumulation units at each Policy Anniversary and at surrender to compensate it for the increased risks associated with providing the Enhanced Death Benefit. United of Omaha guarantees that this charge will never exceed an annual rate of 0.35% of the Average Death Benefit Amount.

TRANSFER FEE
     There is no charge for transfers from the Fixed Account or for the first 12 transfers from Subaccounts of the Variable Account in each Policy Year. However, there is a $10 fee for the thirteenth and each subsequent request made by the Owner to transfer Accumulation Value from a Subaccount during a single Policy Year. Any applicable Transfer Fee is deducted from the amount transferred. All transfer requests made simultaneously will be treated as a single request. No transfer fee will be imposed for any transfer which is not at the Owner's request. The Transfer Fee will not increase.

PREMIUM TAXES
     Various states and other governmental entities levy a premium tax, currently ranging up to 3.5%, on annuity contracts issued by insurance companies. Premium tax rates are subject to change from time to time by legislative and other governmental action. In addition, other governmental units within a state may levy such taxes.
     The timing of tax levies varies from one taxing authority to another. If premium taxes are applicable to a Policy, a charge for such taxes will be deducted, depending on when such taxes are paid to the taxing authority, either
(a) from Purchase Payments as they are received, (b) upon payment in respect of a Surrender of the Policy, (c) upon death of any Owner, or (d) upon application of the Proceeds to a Payout Option.

FEDERAL, STATE AND LOCAL TAXES
     No charges are currently made for federal, state, or local taxes other than premium taxes. However, United of Omaha reserves the right to deduct amounts from the Subaccounts for such taxes or any other economic burden resulting from imposition of the tax laws that United of Omaha determines to be properly attributable to the Variable Account in the future.

OTHER EXPENSES INCLUDING INVESTMENT ADVISORY FEES
     Each Portfolio of the Series Funds is responsible for all of its expenses. The net assets of each Portfolio of the Series Funds will reflect deductions in connection with the investment advisory fee and other expenses.
     For more information concerning the investment advisory fee and other charges against the Portfolios, see the prospectuses for the Series Funds, current copies of which accompany this Prospectus.

                     CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     THE FOLLOWING DISCUSSION IS A GENERAL DESCRIPTION OF FEDERAL TAX CONSIDERATIONS RELATING TO THE POLICY AND IS NOT INTENDED AS TAX ADVICE. THIS DISCUSSION IS NOT INTENDED TO ADDRESS THE TAX CONSEQUENCES RESULTING FROM ALL OF THE SITUATIONS IN WHICH A PERSON MAY BE ENTITLED TO OR MAY RECEIVE A DISTRIBUTION UNDER THE POLICY. ANY PERSON CONCERNED ABOUT THESE TAX IMPLICATIONS SHOULD CONSULT A COMPETENT TAX ADVISOR BEFORE INITIATING ANY TRANSACTION. THIS DISCUSSION IS BASED UPON UNITED OF OMAHA'S UNDERSTANDING OF THE PRESENT FEDERAL INCOME TAX LAWS AS THEY ARE CURRENTLY INTERPRETED BY THE INTERNAL REVENUE SERVICE. NO REPRESENTATION IS MADE AS TO THE LIKELIHOOD OF THE CONTINUATION OF THE PRESENT FEDERAL INCOME TAX LAWS OR OF THE CURRENT INTERPRETATION BY THE INTERNAL REVENUE SERVICE. MOREOVER, THIS SUMMARY DISCUSSES ONLY CERTAIN FEDERAL INCOME TAX CONSEQUENCES TO "UNITED STATES PERSONS," AND NO ATTEMPT HAS BEEN MADE TO CONSIDER ANY APPLICABLE STATE OR OTHER TAX LAWS. UNITED STATES PERSONS MEANS CITIZENS OR RESIDENTS OF THE UNITED STATES, DOMESTIC CORPORATIONS, DOMESTIC PARTNERSHIPS AND TRUSTS OR ESTATES THAT ARE SUBJECT TO UNITED STATES FEDERAL INCOME TAX REGARDLESS OF THE SOURCE OF THEIR INCOME.

     The Policy may be purchased on a non-tax qualified basis ("Nonqualified Policy") or purchased and used in connection with plans qualifying for favorable tax treatment ("Qualified Policy"). Qualified Policies are designed for use by individuals whose Purchase Payments are comprised solely of proceeds from and/or contributions under retirement plans which are intended to qualify as plans entitled to special income tax treatment under Sections 401(a), 403(b), or 408 of the Internal Revenue Code of 1986, as amended (the "Code"). The ultimate effect of Federal income taxes on the amounts held under a Policy, on Annuity Payments, and on the economic benefit to the Policy Owner, the Annuitant, or the Beneficiary depends, among other things, on the type of retirement plan, on the tax and employment status of the individual concerned and on the employer's tax status. In addition, certain requirements must be satisfied in purchasing a Qualified Policy with proceeds from a tax qualified plan and receiving distributions from a Qualified Policy in order to continue receiving favorable tax treatment. Therefore, purchasers of Qualified Policies should seek competent legal and tax advice regarding the suitability of the Policy for their situation, the applicable requirements, and the tax treatment of the rights and benefits of the Policy. The following discussion assumes that a Qualified Policy is purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special Federal income tax treatment.

TAX STATUS OF THE POLICY
     The following discussion is based on the assumption that the Policy qualifies as an annuity contract for federal income tax purposes. The Statement of Additional Information discusses the requirements for qualifying as an annuity.

TAXATION OF ANNUITIES
     IN GENERAL. Section 72 of the Code governs taxation of annuities in general. United of Omaha believes that the Policy Owner who is a natural person generally is not taxed on increases (if any) in the value of a Policy until distribution occurs by withdrawing all or part of the Accumulation Value (E.G., partial withdrawals, full surrenders or Annuity Payments under the Payout Option elected). For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulation Value (and in the case of a Qualified Policy, any portion of an interest in the qualified plan) generally will be treated as a distribution. The taxable portion of a distribution (in the form of a single sum payment or an annuity) is taxable as ordinary income.
     The owner of any annuity contract who is not a natural person generally must include in income any increase in the excess of the Policy's Accumulation Value over the "investment in the contract" (discussed below) during the taxable year. There are some exceptions to this rule, and a prospective Policy Owner that is not a natural person may wish to discuss these with a competent tax adviser.

     THE FOLLOWING DISCUSSION GENERALLY APPLIES TO A POLICY OWNED BY A NATURAL PERSON.

     SURRENDERS AND PARTIAL WITHDRAWALS. In the case of a surrender or partial withdrawal (including systematic withdrawals) under a QUALIFIED POLICY, under
Section 72(e) of the Code a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the individual's total accrued benefit for balance under the retirement plan. The "investment in the contract" generally equals the amount of any purchase payments paid by or on behalf of any individual. For a Policy issued in connection with qualified plans, the "investment in the contract" can be zero. Special tax rules may be available for certain distributions from a Qualified Policy.
     With respect to NONQUALIFIED POLICIES, partial withdrawals (including systematic withdrawals) are generally treated as taxable income to the extent that the Accumulation Value immediately before the partial withdrawal exceeds the "investment in the contract" at that time.
     Full surrenders are treated as taxable income to the extent that the amount received exceeds the "investment in the contract."
     ANNUITY PAYMENTS. Although tax consequences may vary depending on the Payout Option elected under the Policy, in general, only the portion of the payout that represents the amount by which the Accumulation Value exceeds the
"investment in the contract" will be taxed; after the "investment in the contract" is recovered, the full amount of any additional payments is taxable. In general there is no tax on the portion of each Annuity Payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the Annuity Payments for the term of the payments; however, the remainder of each Annuity Payment is taxable. Once the "investment in the contract" has been fully recovered, the full amount of any additional Annuity Payments is taxable. If Annuity Payments cease by reason of the death of the Annuitant, the excess (if any) of the "investment in the contract" as of the Annuity Starting Date over the aggregate amount of Annuity Payments received on or after the Annuity Starting Date that was excluded from gross income is allowable as a deduction for the last taxable year of the Annuitant.
     PENALTY TAX. In the case of a distribution pursuant to a Nonqualified Policy, there may be imposed a Federal penalty tax equal to 10% of the amount treated as taxable income. In general, however, there is no penalty tax on distributions: (a) made on or after the date on which the Policy Owner attains age 59 1/2; (b) made as a result of death or disability of a Policy Owner; (c) received in substantially equal periodic payments as a life annuity or a joint and survivor annuity for the lives or life expectancies of the Policy Owner and a "designated beneficiary"; (d) from a qualified plan; (e) allocable to investment in the Policy before August 14, 1982; (f) under a qualified funding asset (as defined in Code section 130(d)); (g) under an immediate annuity (as defined in Code Section 72(u)(4)); or (h) which are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service. Other tax penalties may apply to certain distributions under a Qualified Policy.
     DEATH BENEFIT PROCEEDS. Amounts may be distributed from the Account because of the death of a Policy Owner. Generally, such amounts are includable in the income of the recipient as follows: (1) if distributed in a lump sum, they are taxed in the same manner as a full surrender as described above; or (2) if distributed under an Annuity Payout Option, they are taxed in the same manner as Annuity Payments, as described above.
     TRANSFERS, ASSIGNMENTS, OR EXCHANGES OF THE POLICY. A transfer of ownership of a Policy, the designation of an Annuitant or Beneficiary who is not also the Policy Owner, the selection of certain annuity starting dates, or the exchange of a Policy may result in certain tax consequences to the Policy Owner that are not discussed herein. Policy Owners contemplating any such transfer, assignment, or exchange of a Policy should contact a competent tax adviser with respect to the potential tax effects of such a transaction.
     MULTIPLE POLICIES. All nonqualified deferred annuity contracts that are issued by United of Omaha (or its affiliates) to the same Policy Owner during any calendar year are treated as one annuity contract for purposes of determining the amount includable in gross income under section 72(e) of the Code. In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of section 72(e) through the serial purchase of annuity contracts or otherwise. Congress has also indicated that the Treasury Department may have authority to treat the combination purchase of an immediate annuity contract and separate deferred annuity contract as a single annuity contract under its general authority to prescribe rules as may be necessary to enforce the income tax laws. Any Policy Owner or prospective Policy Owner contemplating the purchase of more than one annuity in a calendar year should consult a tax advisor.
     WITHHOLDING. Pension and annuity distributions generally are subject to withholding for the recipient's federal income tax liability at rates that vary according to the type of distribution and the recipient's tax status. Recipients, however, generally are provided the opportunity to elect not to have tax withheld from distributions. Effective January 1, 1994, distributions from certain qualified plans are generally subject to mandatory withholding. Certain states also require withholding of state income taxes whenever federal income taxes are withheld.
     POSSIBLE CHANGES IN TAXATION. In past years, legislation has been proposed that would have adversely modified the federal taxation of certain annuities. For example, one such proposal would have changed the tax treatment of nonqualified annuities that did not have "substantial life contingencies" by taxing income as it is credited to the annuity. Although as of the date of this prospectus Congress is not actively considering any legislation regarding the taxation of annuities, there is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, judicial decisions, etc.). Moreover, it is also possible that any change could be retroactive (that is, effective prior to the date of the change).
     OTHER TAX CONSEQUENCES. As noted above, the foregoing discussion of the Federal income tax consequences under the Policy is not exhaustive and special rules are provided with respect to other tax situations not discussed in this Prospectus. Further, the Federal income tax consequences discussed herein reflect United of Omaha's understanding of current law and the law may change. Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of distributions under the Policy depend on the individual circumstances of each Policy Owner or recipient of the distribution. A competent tax adviser should be consulted for further information.

QUALIFIED PLANS
     The Policy may be used with certain qualified plans as described in the following paragraphs. The tax rules applicable to Policy Owners in qualified plans, including restrictions on contributions and benefits, taxation of distributions and any tax penalties, vary according to the type of plan and the terms and condition of the plan itself. Various tax penalties may apply to contributions in excess of specified limits, aggregate distributions in excess of $155,000 annually, distribution that do not satisfy specified requirements and certain other transactions with respect to qualified plans. Therefore, no attempt is made to provide more than general information about the use of the Policy with qualified plans. Policy Owners, Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under qualified plans may be subject ot the terms and conditions of the plans themselves, regardless of the provisions of the Policy. Some retirement plans are subject to distribution and other requirements that are not incorporated in United of Omaha's Policy provisions or administration procedures. Policy Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Policy comply with applicable law. Following are brief descriptions of the circumstances in which United of Omaha will issue the Policy in connection with qualified plans. When issued in connection with a qualified plan, the Policy will be amended to conform with certain requirements of the Code, and this amendment must be approved by the applicable State Insurance Department before the Policy is available for use with a qualified plan. The Policy may not be available in all States for all types of qualified plans.
     QUALIFIED PENSION OR PROFIT SHARING PLANS. Section 401(a) of the Code permits employers to establish retirement plans for employees and also permits self-employed individuals to establish retirement plans for themselves and their employees. Subject to the Policy's purchase payment limits, the Policy may be issued to the trustee of such plan if the trustee is the Owner and Beneficiary of the Policy, if the trustee or the employer selects the Policy as a plan investment, and if the trustee arranges for plan services from a party other than United of Omaha (unless an officer of United of Omaha agrees in writing to perform services before the Policy is issued). If the participant directs investments under the plan, an individual Policy must be issued for each participant. Purchasers of a Policy for use with such plans should seek competent advice regarding the suitability of the Policy to their specific needs. Adverse tax or other legal consequences to the plan, the participant or to both may result if the Policy is assigned or transferred to any individual as a means to provide benefit payments, unless the plan establishes compliance with all legal requirements applicable to such benefits prior to transfer of the Policy.
     INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity ("IRA"). Also, distribution from certain other types of qualified plans may be "rolled over" on a tax-deferred basis to an IRA. Subject to the Policy's purchase payment limits, the Policy may be issued as an IRA. Purchasers of a Policy for use as an IRA will be provided with supplemental information required by the Internal Revenue Service. Such purchasers will have the right to revoke their purchase within seven days of the earlier of the establishment of the IRA or their purchase. Purchasers should seek competent advice as to the suitability of the Policy to their specific needs. An IRA cannot be assigned.
     TAX SHELTERED ANNUITIES. Section 403(b) of the Code permits public school employees and employees of certain types of religious, charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to direct the purchase of annuity contracts and, subject to certain limitations, exclude the amount of purchase payments from gross income for income tax purposes. This Section 403(b) annuity contract is commonly referred to as a "Tax Sheltered Annuity". Subject to the Policy's purchase payment limits, the Policy may be issued as a Tax Sheltered Annuity if each purchase payment is a direct transfer from another Tax Sheltered Annuity Policy. The Policy may not be issued to accept direct purchase payments from an employer's payroll office. In addition, the Policy prohibits withdrawals or distributions except upon the Annuitant's death, attainment of age 59 1/2, separation from service or disability; and the Policy does not provide for hardship withdrawals. Purchasers of a Policy for use as a Tax Sheltered Annuity should seek competent advice as to the suitability of the Policy to their specific needs. A Tax Sheltered Annuity cannot be assigned.

SIMPLE RETIREMENT ACCOUNTS
Beginning January 1, 1997, certain small employers may establish Simple Retirement Accounts as provided by Section 408(p) of the Code, under which employees may elect to defer up to $6,000 (as increased for cost of living adjustments) as a percentage of compensation. The sponsoring employer is required to make a matching contribution on behalf of contributing employees. Distributions from a Simple Retirement Account are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee's participation in the plan. The failure of the Simple Retirement Account to meet Code requirements may result in adverse tax consequences.

Distributions From Qualified Plans
For qualified plans under Section 401 (a), 401(k), 403(a), and 403(b), the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the owner (or plan participant) (i) attains age 70 1/2 or (ii) retires, and must by made in a specified form or manner. If the plan participant is a "5 percent owner "( as defined in the Code), distributions generally must begin no later than the date described in (i).

                          DISTRIBUTOR OF THE POLICIES

     Mutual of Omaha Investor Services ("MOIS"), Mutual of Omaha Plaza, Omaha Nebraska 68175, is the principal underwriter of the Policies. Like United of Omaha, MOIS is a 100% owned subsidiary of Mutual of Omaha Insurance Company. MOIS has entered or will enter into one or more contracts with various broker-dealers for the distribution of the Policies. MOIS is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Commissions paid to a broker-dealer will be up to 7 1/2% of Purchase Payments.

                                  VOTING RIGHTS

     To the extent required by law, United of Omaha will vote Series Fund shares held by the Variable Account at regular and special shareholder meetings of the Series Funds in accordance with instructions received from persons having voting interests in the portfolios. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should be amended or if the present interpretation thereof should change, and as a result United of Omaha determines that it is permitted to vote Series Fund shares in its own right, it may elect to do so. The Series Funds may not hold routine annual Shareholder meetings.
     The Policy Owner holds the voting interest in the selected Portfolios. The number of votes that an Owner has the right to instruct will be calculated separately for each Subaccount. The number of votes that an Owner has the right to instruct for a particular Subaccount will be determined by dividing his or her Accumulation Value in the Subaccount by the net asset value per share of the corresponding Portfolio in which the Subaccount invests. Fractional shares will be counted. Each Owner having a voting interest in a Subaccount will receive proxy material, reports, and other materials relating to the appropriate Portfolio.

                                LEGAL PROCEEDINGS

     There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. United of Omaha is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Variable Account.

                       STATEMENT OF ADDITIONAL INFORMATION

     A Statement of Additional Information is available (at no cost) which contains more details concerning the subjects discussed in this Prospectus. The following is the Table of Contents for that Statement:


                                TABLE OF CONTENTS
                                                                    Page

The Policy-General Provisions.....................................    2
     Owner and Joint Owner........................................    2
     Death of Annuitant...........................................    2
     Entire Contract.............................................     2
     Deferment of Payment and Transfers...........................    2
     Incontestability ............................................    2
     Misstatement of Age or Sex...................................    2
     Nonparticipating.............................................    3
     Assignment    ...............................................    3
     Evidence of Age or Survival..................................    3
Federal Tax Matters...............................................    3
     Tax Status of the Policy.....................................    3
     Taxation of United of Omaha..................................    4
State Regulation of United of Omaha ..............................    4
Administration     ...............................................    5
Records and Reports ..............................................    5
Distribution of the Policies .....................................    5
Custody of Assets  ...............................................    5
Historical Performance Data.......................................    5
     Money Market Yields .........................................    6
     Other Subaccount Yields .....................................    6
     Total Returns ...............................................    7
     Other Performance Data.......................................    7
Legal Matters      ...............................................    10
Other Information  ...............................................    10
Financial Statements..............................................    10

                       STATEMENT OF ADDITIONAL INFORMATION

                    THE ULTRANNUITY SERIES V VARIABLE ANNUITY

               Issued through: UNITED OF OMAHA SEPARATE ACCOUNT C

               Offered by: UNITED OF OMAHA LIFE INSURANCE COMPANY

                              Mutual of Omaha Plaza
                              Omaha, Nebraska 68175


     This Statement of Additional information expands upon subjects discussed in the current Prospectus for the Ultrannuity Series V Variable Annuity Policy (the "Policy") offered by United of Omaha Life Insurance Company. You may obtain a copy of the Prospectus dated May 1, 1997 by calling 1-800-238-9354 or by writing to the Service Office: United of Omaha Variable Product Service, P.O. Box 8430, Omaha, Nebraska 68108-0430. Terms used in the current Prospectus for the Policy are incorporated in this Statement.

     THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUSES FOR THE POLICY AND THE SERIES FUNDS

Dated:  May 1, 1997
                                TABLE OF CONTENTS

                                                                           Page
The Policy-General Provisions ...............................................2
     Owner and Joint Owner...................................................2
     Death of Annuitant..................................................... 2
Entire Contract ............................................................ 2
     Deferment of Payment and Transfers......................................2
     Incontestability .......................................................2
     Misstatement of Age or Sex..............................................2
     Nonparticipating........................................................3
     Assignment..............................................................3
     Evidence of Age or Survival.............................................3
Federal Tax Matters (33).....................................................3
     Tax Status of the Policy................................................3
     Taxation of United of Omaha.............................................4
State Regulation of United of Omaha..........................................4
Administration ..............................................................5
Records and Reports..........................................................5
Distribution of the Policies (26)............................................5
Custody of Assets............................................................5
Historical Performance Data (18).............................................5
     Money Market Yields.....................................................6
     Other Subaccount Yields.................................................6
     Total Returns...........................................................7
     Other Performance Data..................................................7
Legal Matters...............................................................10
Other Information...........................................................10
Financial Statements (13)...................................................10

(Numbers in parentheses indicate corresponding sections of the Prospectus).

     In order to supplement the description in the Prospectus, the following provides additional information about United of Omaha and the Policy which may be of interest to an Owner.

                         THE POLICY - GENERAL PROVISIONS
OWNER AND JOINT OWNER
     While the Owner is alive, only the Owner may exercise the rights under the Policy. Ownership may be changed as described below under "Assignment." If there are joint Owners, the signatures of both Owners are needed to exercise rights under the Policy. If the Annuitant is other than the Owner, the Annuitant has no rights under the Policy.

DEATH OF ANNUITANT
     If the Annuitant is an Owner or joint Owner, the death of the Annuitant will be treated as the death of the Owner rather than of the Annuitant.
     If the Annuitant is not an Owner and the Annuitant dies before the Annuity Starting Date, the Owner may name a new Annuitant if such Owner(s) is not a corporation or other non-individual. If the Owner does not name a new Annuitant, the Owner will become the Annuitant.

ENTIRE CONTRACT
     The entire contract is the Policy, data page, any riders and the signed application, a copy of which will be attached to the Policy. All statements made in the application will be deemed representations and not warranties. No statement, unless it is in the application, will be used by United of Omaha to contest the Policy or deny a claim.
     Any change of the Policy and any riders requires the consent of the president, vice president, assistant vice president, the secretary or assistant secretary of United of Omaha. No agent or Registered Representative has authority to change or waive any provision of the Policy.
     United of Omaha reserves the right to amend the Policies to meet the requirements of, or take advantage of, the Internal Revenue Code, regulations or published rulings. A Policy Owner can refuse such a change by giving Written Notice, but a refusal may result in adverse tax consequences.

DEFERMENT OF PAYMENT AND TRANSFERS
     United of Omaha will usually pay any amounts payable from the Variable Account as a result of a partial withdrawal or cash surrender within seven days after receiving written request at the Service Office in a form satisfactory to United of Omaha. United of Omaha can postpone such payments or any transfers of amounts between Subaccounts or into the Fixed Account if:
        (a) the New York Stock Exchange is closed for other than customary weekend and holiday closings;
        (b) trading on the New York Stock Exchange is restricted;
        (c) an emergency exists as determined by the Securities Exchange Commission, as a result of which it is not reasonably practical to dispose of securities, or not reasonably practical to determine the value of the net assets of the Variable Account; or
        (d) the Securities Exchange Commission permits delay for the protection of security holders. The applicable rules of the Securities Exchange Commission will govern as to whether the conditions in (c) or (d) exist.
        United of Omaha may defer payment of partial withdrawals or a surrender from the Fixed Account for up to six months from the date written request is received at the Service Office.

INCONTESTABILITY
        United of Omaha will not contest the validity of the Policy after the Date of Issue.

MISSTATEMENT OF AGE OR SEX
        United of Omaha may require proof of the age of the Annuitant before making any life annuity payment. If the age or sex of the Annuitant has been misstated, the Annuity Starting Date and Annuity Payments will be determined using the correct age and sex. If misstatement of age or sex results in Annuity Payments that are too large, the overpayments will be deducted from future Annuity Payments. If United of Omaha has made payments that are too small, the underpayments will be added to the next payment. Adjustments for overpayments or underpayments will include 6% interest.

NONPARTICIPATING
        No dividends will be paid. Neither the Owner nor the Beneficiary will have the right to share in United of Omaha's surplus earnings or profits.

ASSIGNMENT
        The Owner may change the ownership of the Policy or pledge it as collateral by assigning it. No assignment will be binding on United of Omaha until United of Omaha records and acknowledges it. The rights of any Payee will be subject to a collateral assignment.
        If the named Beneficiary is irrevocable, a change of ownership or a collateral assignment may be made only by joint written request from the Owner and the named Beneficiary. On the Annuity Starting Date, the Owner may select another Payee, but the Owner retains all rights of ownership unless the Owner signs an absolute assignment.

EVIDENCE OF AGE OR SURVIVAL
        United of Omaha reserves the right to require proof of the age or survival of any Owner, Annuitant or Payee. No payment will be made until United of Omaha receives such proof.

        VARIABLE ANNUITY UNITS. All variable annuity payments other than the first are determined by means of Variable Annuity Units credited to the Policy with respect to the particular Payee. The number of Variable Annuity Units for each applicable subaccount is the amount of the first annuity payment attributable to that subaccount divided by the Annuity Unit Value for that subaccount as of the Annuity Starting Date. The number of Variable Annuity Units of each particular subaccount credited with respect to the Payee or Annuitant then remains fixed unless a transfer of Variable Annuity Units is made as described below. The number of Variable Annuity Units will not change as a result of investment experience.
               For any Valuation Period, the value of a Variable Annuity Unit of a particular subaccount is the Variable Annuity Unit value during the last Valuation Period for that particular Subaccount, multiplied by the Net
Investment Factor for that subaccount for the current Valuation Period. The value of a subaccount may increase or decrease from one Valuation Period to the next.
               The Net Investment Factor for any subaccount for any Valuation Period is determined by dividing (a) by (b) and then subtracting (c) from the result where:
        (a) is the net result of:
            (1)the net asset value of a Portfolio  share held in the subaccount determined as of the end of the current Valuation Period, plus
            (2)the per share amount of any declared and unpaid  dividends or capital  gains  accruing to that Portfolio, plus or minus
            (3)a per share  credit or charge  with  respect to any taxes paid or reserved for by United of Omaha during the Valueation Period which is determined by United of Omaha to be attributable to the operations of the subaccount;
        (b) is the net asset value per share of the Fund held in the subaccount determined as of the end of the preceding Valuation Period plus or minus the per share credit or charge with respect to any taxes paid or reserved for the preceding Valuation Period; and
        (c) is the asset charge factor determined by United of Omaha for the Valuation Period to reflect the Mortality and Expense Risk Charge and the Administrative Expense Charge deducted from the Variable Account. This factor is equal, on an annual basis, to 1.20% of the net asset value of the Variable Account.
The result is then multiplied by a factor that offsets the Assumed Investment Rate used to establish the Annuity Payment Rates found in the applicable Contract, which allows the actual investment rate to be credited. For a one day Valuation Period the factor is 0.99989255 using an Assumed Investment Rate of 4% per year.

                               FEDERAL TAX MATTERS
TAX STATUS OF THE POLICY
        DIVERSIFICATION  REQUIREMENTS.  Section  817(h) of the Internal  Revenue
Code provides that in order for a variable contract which is based on a segregated asset account to qualify as an annuity contract under the Code, the investments made by such account must be "adequately diversified" in accordance with Treasury regulations. The Treasury regulations issued under Section 817(h) (Treas. Reg. ss. 1.817-5) apply a diversification requirement to each of the Subaccounts of the Variable Account. The Variable Account, through the Series Funds and their Portfolios, intends to comply with those diversification requirements. United of Omaha and the Series Funds have entered into agreements regarding participation in the Series Funds that requires the Series Funds and their Portfolios to be operated in compliance with the Treasury regulations.
        OWNER CONTROL. In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.
        The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, the Owner has additional flexibility in allocating premium payments and policy values. These differences could result in an Owner being treated as the owner of a pro-rata portion of the assets of the Separate Account. In addition, United of Omaha does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. United of Omaha therefore reserves the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro-rata share of the assets of the Variable Account or to otherwise qualify the Policy for favorable tax treatment.
        DISTRIBUTION REQUIREMENTS. The Code also requires that Nonqualified Policies contain specific provisions for distribution of Policy Proceeds upon the death of an Owner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such Policies provide that if an Owner dies on or after the Annuity Starting Date and before the entire interest in the Policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on the Owner's death. If an Owner dies before the Annuity Starting Date, the entire interest in the Policy must generally be distributed within five years after the Owner's date of death, these requirements are considered to be satisfied if the entire interest in the Policy is used to purchase an immediate annuity under which payments will begin within one year of the Owner's death and will be made for the life of the Beneficiary or for a period not extending beyond the life expectancy of the Beneficiary. If the Beneficiary is the deceased Owner's surviving spouse, the Policy may be continued with the Owner's surviving spouse as the new Owner. The Policy contains provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in the Policies satisfy all such Code requirements. The provisions contained in the Policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

TAXATION OF UNITED OF OMAHA
        United of Omaha at present is taxed as a life  insurance  company  under part I of Subchapter L of the Code. The Variable Account is treated as part of United of Omaha and, accordingly, will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. United of Omaha does not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the Variable Account retained as part of the reserves under the Policy. Based on this expectation, it is anticipated that no charges will be made against the Variable Account for federal income taxes. If, in future years, any federal income taxes or related economic burdens are incurred by United of Omaha with respect to the Variable Account, United of Omaha may make a charge to the Variable Account.

                       STATE REGULATION OF UNITED OF OMAHA
        United of Omaha is subject to the laws of Nebraska governing insurance companies and to regulation by the Nebraska Division of Insurance. An annual statement in a prescribed form is filed with the Department of Insurance each year covering the operation of United of Omaha for the preceding year and its financial condition as of the end of such year. Regulation by the Department of Insurance includes periodic examination to determine United of Omaha's contract liabilities and reserves so that the Department may certify the items are correct. United of Omaha's books and accounts are subject to review by the Department of Insurance at all times and a full examination of its operations is conducted periodically by the National Association of Insurance Commissioners. In addition, United of Omaha is subject to regulation under the insurance laws of other jurisdictions in which it may operate.

                                 ADMINISTRATION
        Effective on or about March 3, 1997, United of Omaha performs all administration for the Policies. Prior to then, United of Omaha had an administrative services agreement with The Continuum Company, Inc. (a/k/a Vantage Computer Systems), ("Vantage"), P.O. Box 419472, Kansas City, Missouri 64141-6472. The services provided by Vantage under the agreement included issuance and redemption of the Policies, maintenance of records concerning the Policies, and certain valuation services. For the fiscal year ended December 31, 1996, United of Omaha paid $_57,116 total compensation to Vantage, and in fiscal year ended December 31, 1995 the amount was $_518,248 for its services.

                               RECORDS AND REPORTS
        All records and accounts relating to the Variable Account will be maintained by United of Omaha or by its Administrator. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, United of Omaha will mail to all Policy Owners at their last known address of record, at least annually, financial statements of the Variable Account and such other information as may be required under that Act or by any other applicable law or regulation. Policy Owners will also receive confirmation of each financial transaction and any other reports required by applicable state and federal laws, rules, and regulations.

                          DISTRIBUTION OF THE POLICIES
        The Policies are offered to the public through brokers licensed under the federal securities laws and state insurance laws. The offering of the Policies is continuous and United of Omaha does not anticipate discontinuing the offering of the Policies. However, United of Omaha reserves the right to discontinue the offering of the Policies.

     Mutual of Omaha Investor Services, Inc. ("MOIS") will be the principal underwriter of the Policies. The Policies will be distributed by MOIS through retail broker-dealers. Commissions payable to a broker-dealer will be up to 7.5% of Purchase Payments. For the fiscal year ended December 31, 1996, United of Omaha paid $18,853,282 in total compensation to MOIS; of this amount MOIS retained $1,626,399 as concessions for its services as Principal Underwriter and for distribution concessions, with the remaining amount paid to other broker-dealers. In 1995, these amounts were $2,096,354 and $137,803 respectively.

                                CUSTODY OF ASSETS
        The assets of each of the Subaccounts of the Variable Account are held by United of Omaha. The assets of the Variable Account are segregated and held separate and apart from United of Omaha's general account assets. United of Omaha or the Administrator maintains records of all purchases and redemptions of shares of the Series Funds held by each of the Subaccounts. Additional protection for the assets of the Variable Account is afforded by United of Omaha's fidelity bond, presently in the amount of $10 million, covering the acts of officers and employees of United of Omaha.

                           HISTORICAL PERFORMANCE DATA
        From time to time, United of Omaha may disclose yields, total returns, and other performance data pertaining to the Policies for a Subaccount. Such performance data will be computed, or accompanied by performance data computed, in accordance with the standards defined by the Securities and Exchange Commission.
        The yields and total returns of the Subaccounts of the Variable Account normally will fluctuate over time. THEREFORE, THE DISCLOSED YIELDS AND TOTAL RETURNS FOR ANY GIVEN PAST PERIOD ARE NOT AN INDICATION OR REPRESENTATION OF FUTURE YIELDS OR RATES OF RETURN. A Subaccount's actual yield and total return is affected by the types and quality of portfolio securities held by the Portfolio and its operating expenses.
        Because of the charges and deductions imposed under a Policy, the yields and total returns for the Subaccounts will be lower than the yields and total returns for their respective Portfolios. The yield figures will not reflect the Withdrawal Charge. The calculations of yields, total returns, and other performance data do not reflect the effect of any premium tax charge that may be applicable to a particular Policy. Premium taxes currently range for 0% to 3.5% of Purchase Payments based on the state in which the Policy is sold. For the class of Policies issued with the Elective Death Benefit Amendment, the Death Benefit Charge is reflected.

MONEY MARKET YIELDS
        From time to time, advertisements and sales literature may quote the current annualized yield of the Money Market Subaccount for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the Money Market Portfolio or on its portfolio securities. As of 12/31/96, this current annualized yield is 3.55%.
        This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) at the end of the seven-day period in the value of a hypothetical account under a Policy having a balance of one Accumulation Unit of the Money Market Subaccount at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects: (1) net income from the Portfolio attributable to the hypothetical account; and (2) charges and deductions imposed under the Policy which are attributable to the hypothetical account. The charges and deductions include the per Unit charges for the hypothetical account for:
(1) the annual Policy Fee; (2) the Administrative Expense Charge; and (3) the Mortality and Expense Risk Charge. The $30 annual Policy Fee is reflected as an annual 0.10% charged daily, based on an anticipated average Accumulation Value of $30,000. Yield figures will not reflect the Withdrawal Charge.
        Because of the charges and deductions imposed under the Policy, the yield for the Money Market Subaccount will be lower than the yield for the Money Market Portfolio.
        The Securities and Exchange Commission also permits United of Omaha to disclose the effective yield of the Money Market Subaccount for the same seven-day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.
        The current and effective yields on amounts held in the Money Market Subaccount normally will fluctuate on a daily basis. THEREFORE, THE DISCLOSED YIELD FOR ANY GIVEN PAST PERIOD IS NOT AN INDICATION OR REPRESENTATION OF FUTURE YIELDS OR RATES OF RETURN. The Money Market Subaccount's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Portfolio, the types of quality of portfolio securities held by the Money Market Portfolio and the Money Market Portfolio's operating expenses. Yields figures do not reflect the effect of any Withdrawal Charge that may be applicable to a Policy. For the class of Policies issued with the Elective Death Benefit Amendment, the Death Benefit Charge is included.

OTHER SUBACCOUNT YIELDS
        From time to time, sales literature or advertisements may quote the current annualized yield of one or more of the Subaccounts (except the Money Market Subaccount) for a Policy for 30-day or one-month periods. The annualized yield of a Subaccount refers to income generated by the Subaccount over a specific 30-day or one-month period. Because the yield is annualized, the yield generated by a Subaccount during a 30-day or one-month period is assumed to be generated each period over a 12-month period.
        The yield is computed by: (a) dividing the net investment income of the Portfolio attributable to the Subaccount Accumulation Units less Subaccount expenses for the period by the maximum offering price per Accumulation Unit on the last day of the period times the daily average number of units outstanding for the period; (b) compounding that yield for a six-month period; and (c) multiplying that result by 2. Expenses attributable to the Subaccount include:
(a) the annual Policy Fee; (b) the Administrative Expense Charge; and (c) the Mortality and Expense Risk Charge. The $30 annual Policy Fee is reflected as an annual 0.10% charged daily in the yield calculation, based on an anticipated average Accumulation Value of $30,000. For the class of Policies issued with the Elective Death Benefit Amendment, the Death Benefit Charge is included. The 30-day or one-month yield is calculated according to the following formula:
            Yield = [2  {A-B + 1}  6 - 1]
                        [   cd        ]
            Where:
            a =--  net  income  of  the  Portfolio  for  the  30-day  or
                   one-month   period   attributable   to  the   Subaccount's
                   Accumulation Units.
            b =-- expenses of the Subaccount for the 30-day or one-month period. c =-- the average number of Accumulation Units outstanding.
            d =-- the  Accumulation  Unit  value  at the  close  of the  last day in the  30-day  or  one-month period.

        Because of the charges and deductions imposed under the Policies, the yield for a Subaccount will be lower than the yield for the corresponding Series Fund Portfolio.
        Yield calculations do not take into account the Withdrawal Charge under the Policy (a maximum of 7% of the Purchase Payments surrendered or withdrawn).

AVERAGE ANNUAL TOTAL RETURNS
        From time to time, sales literature or advertisements may also quote average annual total returns for one or more of the Subaccounts for various periods of time.
        When a Subaccount has been in operation for 1, 5, and 10 years, respectively, the average annual total return for these periods will be provided. Until a Subaccount has been in operation for 10 years, United of Omaha will always include quotes of average annual total return for the period measured from the date the Policies were first offered for sale. Average annual total returns for other periods of time may, from time to time, also be disclosed.
        Average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Policy to the redemption value of that investment as of the last day of each of the periods. Average annual total returns will be calculated using Subaccount Accumulation Unit values which United of Omaha calculates at the end of each Valuation Period based on the performance of the Subaccount's underlying Portfolio, the deductions for (a) the annual Policy Fee; (b) the Administrative Expense Charge; and (c) the Mortality and Expense Risk Charge. The $30 annual Policy Fee is reflected as an annual 0.10% charged daily in the calculation of average annual total returns, based on an anticipated average Accumulation Value of $30,000. The calculation also assumes surrender of the Policy at the end of the period for the return quotation. Standard total returns will therefore reflect a deduction of any applicable Withdrawal Charge. For the class of Policies issued with the Elective Death Benefit Amendment, the deduction for the Death Benefit Charge is also reflected. The total return will then be calculated according to the following formula:
                                           P(1+TR) n = ERV
        Where:
            P =-- a hypothetical initial Purchase Payment of $1,000.
           TR = -- the average annual total return.
          ERV = -- the ending  redeemable  value (net of any  applicable
                   Withdrawal Charge) of the hypothetical account at the end of the period.
            n =-- the number of years in the period.

        HYPTHETICAL PERFORMANCE DATA. United of Omaha may, from time to time, also disclose yield, standard total returns, and non-standard total returns for the Portfolios of the Series Funds, including such disclosure for periods prior to the dates the Subaccounts commenced operations. For periods prior to the date the Subaccount commenced operations, performance information for Policies will be calculated based on the performance of the Series Fund Portfolios and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Series Fund Portfolios, with the level of Policy charges that were in effect at the inception of the Subaccounts (this is referred to as "hypothetical" performance data). Such standardized but "hypothetical average annual total return information for the Subaccounts of Policies is as follows:


 ================================================ ========= ========= ============ ===========
             SUBACCOUNT STANDARDIZED               1 Year   5 Years    10 Years      Since
                 "HYPOTHETICAL"                    Ended     Ended       Ended     Inception
        AVERAGE ANNUAL TOTAL RETURN TABLE         12/31/96  12/31/96   12/31/96    to
 Subaccount (date of inception of corresponding      %         %           %        12/31/96
                   Portfolio)                                                          %
 (Policy issued WITHOUT Enhanced Death Benefit)
 ================================================ ========= ========= ============ ===========

 Alger American Growth (1/9/87)                     5.24     14.55        N/A        17.15
 Alger American Small Capitalization (9/21/88)     -3.28      9.03        N/A        18.67
 Federated Prime Money Fund II (11/21/94)          -2.79      N/A         N/A         1.44
 Federated Fund for U.S. Government Securities
 (3/28/94)                                         -3.26      N/A         N/A         2.62
 Fidelity VIP II Asset Manager: Growth (1/3/95)    11.36      N/A         N/A        16.95
 Fidelity VIP II Contrafund (1/3/95)               12.64      N/A         N/A        25.29
 Fidelity VIP Equity Income (10/9/86)               6.11     15.87       12.28       11.98
 Fidelity VIP II Index 500 (8/27/92)               14.05      N/A         N/A        14.90
 MFS Emerging Growth (7/24/95)                      8.66      N/A         N/A        18.67
 MFS High Income (7/26/95)                          3.81      N/A         N/A         6.56
 MFS Research (7/26/95)                            13.59      N/A         N/A        17.49
 MFS Value Series (8/14/96)                         N/A       N/A         N/A         3.21
 MFS World Government (6/14/94)                    -3.42      N/A         N/A         4.20
 Pioneer Capital Growth (7/15/90)                   3.67     18.94        N/A        17.20
 Pioneer Real Estate (10/25/93)                    26.72      N/A         N/A        10.78
 Scudder Global Discovery (5/1/96)                  N/A       N/A         N/A        -1.63
 Scudder Growth & Income (5/2/94)                  13.44      N/A         N/A        18.22
 Scudder International (5/1/87)                     6.57      9.06        N/A         8.53
 T. Rowe Price International  (3/31/94)             6.50      N/A         N/A         6.83
 T. Rowe Price New America Growth (3/31/94)        11.51      N/A         N/A        21.10
 T. Rowe Price Equity Income (3/31/94)             11.01      N/A         N/A        18.50
 T. Rowe Price Limited-Term Bond (5/17/94)         -4.14      N/A         N/A         2.85
 T. Rowe Price Personal Strategy Balanced
 (12/31/94 )                                        6.04      N/A         N/A        16.59
 ================================================ ========= ========= ============ ===========
        Subaccount (date of inception of           1 Year   5 Years    10 Years      Since
            corresponding Portfolio)               Ended     Ended       Ended     Inception
   (Policy issued WITH Enhanced Death Benefit)    12/31/96  12/31/96   12/31/96    to
                                                                                    12/31/96
 ================================================ ========= ========= ============ ===========
 Alger American Growth (1/9/87)                     4.88     14.15        N/A        16.74
 Alger American Small Capitalization (9/21/88)     -3.62      8.65        N/A        18.26
 Federated Prime Money Fund II (11/21/94)          -3.13      N/A         N/A         1.08
 Federated Fund for U.S. Government Securities
 (3/28/94)                                         -3.60      N/A         N/A         2.26
 Fidelity VIP II Asset Manager: Growth (1/3/95)    10.98      N/A         N/A        16.55
 Fidelity VIP II Contrafund (1/3/95)               12.25      N/A         N/A        24.86
 Fidelity VIP Equity Income (10/9/86)               5.74     15.47       11.89       11.59
 Fidelity VIP II Index 500 (8/27/92)               13.65      N/A         N/A        14.50
 MFS Emerging Growth (7/24/95)                      8.28      N/A         N/A        18.24
 MFS High Income (7/26/95)                          3.45      N/A         N/A         6.18
 MFS Research (7/26/95)                            13.20      N/A         N/A        17.07
 MFS Value Series (8/14/96)                         N/A       N/A         N/A         3.10
 MFS World Government (6/14/95)                    -3.76      N/A         N/A         3.84
 Pioneer Capital Growth (7/25/90)                   3.31     18.53        N/A        16.79
 Pioneer Real Estate (10/25/93)                    26.29      N/A         N/A        10.40
 Scudder Global Discovery (5/1/96)                  N/A       N/A         N/A        -1.86
 Scudder Growth & Income (5/2/94)                  13.05      N/A         N/A        17.81
 Scudder International (5/1/87)                     6.20      8.69        N/A         8.16
 T. Rowe Price International  (3/31/94)             6.13      N/A         N/A         6.46
 T. Rowe Price New America Growth (3/31/94)        11.12      N/A         N/A        20.68
 T. Rowe Price Equity Income (3/31/94)             10.63      N/A         N/A        18.09
 T. Rowe Price Limited-Term Bond (5/17/94)         -4.47      N/A         N/A         2.49
 T. Rowe Price Personal Strategy Balanced
 (12/31/94 )                                        5.67      N/A         N/A        16.18
 ================================================ ========= ========= ============ ===========

Such non-standardized (i.e., assuming no withdrawal charge) but hypothetical average annual total return information for the Subaccounts is as follows:

  ================================================ ========= ========= ============ ===========
           SUBACCOUNT NON-STANDARDIZED             1 Year   5 Years    10 Years      Since
                 "HYPOTHETICAL"                    Ended     Ended       Ended     Inception
        AVERAGE ANNUAL TOTAL RETURN TABLE         12/31/96  12/31/96   12/31/96    to
 Subaccount (date of inception of corresponding      %         %           %        12/31/96
                   Portfolio)                                                          %
 (Policy issued WITHOUT Enhanced Death Benefit)
 ================================================ ========= ========= ============ ===========
 Alger American Growth (1/9/87)                    11.90     15.14        N/A        17.15
 Alger American Small Capitalization (9/21/88)      2.84      9.59        N/A        18.67
 Federated Prime Money Fund II (11/21/94)           3.36      N/A         N/A         3.55
 Federated Fund for U.S. Government Securities
 (3/28/94)                                          2.86      N/A         N/A         4.26
 Fidelity VIP II Asset Manager: Growth (1/3/95)    18.41      N/A         N/A        20.07
 Fidelity VIP II Contrafund (1/3/95)               19.76      N/A         N/A        28.63
 Fidelity VIP Equity Income (10/9/86)              12.82     16.73       12.28       11.98
 Fidelity VIP II Index 500 (8/27/92)               21.26      N/A         N/A        15.59
 MFS Emerging Growth (7/24/95)                     15.53      N/A         N/A        23.07
 MFS High Income (7/26/95)                         10.37      N/A         N/A        10.53
 MFS Research (7/26/95)                            20.78      N/A         N/A        21.87
 MFS Value Series (8/14/96)                         N/A       N/A         N/A         8.09
 MFS World Government (6/14/94)                     2.69      N/A         N/A         5.99
 Pioneer Capital Growth (7/25/90)                  10.23     19.55        N/A        17.44
 Pioneer Real Estate (10/25/93)                    24.74      N/A         N/A        11.99
 Scudder Global Discovery (5/1/96)                  N/A       N/A         N/A         4.59
 Scudder Growth & Income (5/2/94)                  20.61      N/A         N/A        20.16
 Scudder International (5/1/87)                    13.32      9.63        N/A         8.53
 T. Rowe Price International  (3/31/94)            13.24      N/A         N/A         8.53
 T. Rowe Price New America Growth (3/31/94)        18.56      N/A         N/A        23.03
 T. Rowe Price Equity Income (3/31/94)             18.04      N/A         N/A        20.38
 T. Rowe Price Limited-Term Bond (5/17/94)          1.93      N/A         N/A         4.56
 T. Rowe Price Personal Strategy Balanced
 (12/31/94 )                                       12.75      N/A         N/A        19.68
 ================================================ ========= ========= ============ ===========
        Subaccount (date of inception of           1 Year   5 Years    10 Years      Since
            corresponding Portfolio)               Ended     Ended       Ended     Inception
   (Policy issued WITH Enhanced Death Benefit)    12/31/96  12/31/96   12/31/96    to
                                                                                    12/31/96
 ================================================ ========= ========= ============ ===========
 Alger American Growth (1/9/87)                    11.51     14.74        N/A        16.74
 Alger American Small Capitalization (9/21/88)      2.48      9.21        N/A        18.26
 Federated Prime Money Fund II (11/21/94)           3.00      N/A         N/A         3.18
 Federated Fund for U.S. Government Securities
 (3/28/94)                                          2.50      N/A         N/A         3.90
 Fidelity VIP II Asset Manager: Growth (1/3/95)    18.00      N/A         N/A        19.65
 Fidelity VIP II Contrafund (1/3/95)               19.35      N/A         N/A        28.19
 Fidelity VIP Equity Income (10/9/86)              12.43     16.07       11.89       11.59
 Fidelity VIP II Index 500 (8/27/92)               20.84      N/A         N/A        15.18
 MFS Emerging Growth (7/24/95)                     15.13      N/A         N/A        22.62
 MFS High Income (7/26/95)                          9.99      N/A         N/A        10.13
 MFS Research (7/26/95)                            20.36      N/A         N/A        21.43
 MFS Value Series (8/14/96)                         N/A       N/A         N/A         7.97
 MFS World Government (6/14/94)                     2.33      N/A         N/A         5.62
 Pioneer Capital Growth (7/25/90)                   9.85     19.14        N/A        17.03
 Pioneer Real Estate (10/25/93)                    34.28      N/A         N/A        11.61
 Scudder Global Discovery (5/1/96)                  N/A       N/A         N/A         4.35
 Scudder Growth & Income (5/2/94)                  20.20      N/A         N/A        19.75
 Scudder International (5/1/87)                    12.92      9.25        N/A         8.16
 T. Rowe Price International  (3/31/94)            12.84      N/A         N/A         8.16
 T. Rowe Price New America Growth (3/31/94)        18.15      N/A         N/A        22.60
 T. Rowe Price Equity Income (3/31/94)             17.63      N/A         N/A        19.97
 T. Rowe Price Limited-Term Bond (5/17/94)          1.57      N/A         N/A         4.19
 T. Rowe Price Personal Strategy Balanced
 (12/31/94 )                                       12.36      N/A         N/A        19.27
 ================================================ ========= ========= ============ ===========

THE FIGURES ABOVE ARE NOT AN INDICATION OF PRESENT, PAST, OR FUTURE PERFORMANCE OF THE APPLICABLE SUBACCOUNTS OR OF THE ACTUAL PORTFOLIOS AVAILABLE UNDER THE POLICY.

        United of Omaha may disclose Cumulative Total Returns in conjunction with the standard formats described above. The Cumulative Total Returns will be calculated using the following formula:
                                          CTR = (ERV/P) - 1
        Where:
            CTR    =  --  The  Cumulative  Total  Return  net  of  Subaccount
                          recurring charges for the period.
            ERV    =  --  The  ending  redeemable  value  of  the  hypothetical investment at the end of the period.
              P    =  --  A hypothetical initial Purchase Payment of $1,000.

OTHER INFORMATION
        The following is a partial list of those publications which may be cited in the Series Funds' advertising shareholder materials which contain articles describing investment results or other data relative to one or more of the Subaccounts. Other publications may also be cited.

Across the Board
Advertising Age
American Banker
Barron's
Best's Review
Broker World
Business Insurance
Business Month
Business Week
Changing Times

Consumer Reports
Economist
Financial Planning
Financial World
Forbes
Fortune
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                                  LEGAL MATTERS

        We know of no material legal proceedings pending to which the Variable Account is a party or which would materially affect the Variable Account. We are not involved in any litigation of material importance to our total assets or to the Variable Account. Legal matters in connection with the Policy have been passed upon by our Law Staff.

                                OTHER INFORMATION

        A Registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the Policies discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the Prospectus or this Statement of Additional Information. Statements contained in the Prospectus and this Statement of Additional Information concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.


                              FINANCIAL STATEMENTS

     This Statement of Additional Information contains financial statements for the Variable Account as of and for the year ended December 31, 1996 which have been audited by Deloitte & Touche, LLP, independent auditors, as stated in their report appearing herein. The statement of changes in net assets of the Variable Account for the year ended December 31, 1995 contained in this Statement of Additional Information was audited by Coopers & Lybrand, Omaha, Nebraska, independent auditors, as stated in their report appearing herein.
     The Financial Statements of United of Omaha Life Insurance Company as of and for the year ended December 31, 1996 included in this Statement of Additional Information have been audited by independent auditors Deloitte & Touche LLP, Omaha, Nebraska, as stated in their report appearing herein. The financial statements of United of Omaha Life Insurance Company as of December 31, 1995 and for the two years then ended was audited by independent auditors Coopers & Lybrand, Omaha, Nebraska, as stated in their report appearing herein. The financial statements of United of Omaha Life Insurance Company should be considered only as bearing on the ability of United of Omaha to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

UNITED OF OMAHA
LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF MUTUAL
OF OMAHA INSURANCE COMPANY)


STATUTORY FINANCIAL STATEMENTS AND INDEPENDENT AUDITORS' REPORT
DECEMBER 31, 1996, 1995 AND 1994

INDEPENDENT AUDITORS' REPORT

To the Board of Directors
United of Omaha Life Insurance Company
Omaha, Nebraska

We have audited the accompanying statutory statement of admitted assets, liabilities, and surplus of United of Omaha Life Insurance Company as of December 31, 1996, and the related statutory statements of income and changes in surplus, and cash flows for the year then ended. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of United of Omaha Life Insurance Company for the years ended December 31, 1995 and 1994 were audited by other auditors whose report, dated April 9, 1997, expressed an unqualified opinion on the presentation of those financial statements in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Nebraska and also expressed an opinion that the financial statements were not presented in conformity with generally accepted accounting principles. The financial statements are the responsibility of the Company's management.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As more fully described in Note 1 to the financial statements, the Company has prepared these financial statements in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Nebraska. Those practices differ from generally accepted accounting principles. The effects on the financial statements of the differences between the statutory basis of accounting and generally accepted accounting principles are not reasonably determinable, but are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the 1996 financial statements referred to above do not present fairly the financial position of United of Omaha Life Insurance Company as of December 31, 1996, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.

However, in our opinion, the statutory financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and surplus of United of Omaha Life Insurance Company as of December 31, 1996, and the results of its operations and its cash flows for the year then ended, on the basis of accounting described in Note 1 to the financial statements.



DELOITTE & TOUCHE LLP

Omaha, Nebraska
April 21, 1997

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors
United of Omaha Life Insurance Company
Omaha, Nebraska

We have audited the accompanying balance sheet of United of Omaha Life Insurance Company (a Nebraska corporation and wholly-owned subsidiary of Mutual of Omaha Insurance Company), as of December 31, 1995, and the related statements of operations, capital and surplus, and cash flows for each of the two years in the period ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to report on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our originally issued report dated February 23, 1996, we expressed an opinion that the 1995 financial statements, prepared using accounting practices prescribed or permitted by the Insurance Department of the State of Nebraska, presented fairly, in all material respects, the financial position of United of Omaha Life Insurance Company as of December 31, 1995, and the results of its operations and its cash flow for each of the two years in the period ended December 31, 1995 in conformity with generally accepted accounting principles. As described in Note 1 to the financial statements, pursuant to the provisions of Statement of Financial Accounting Standards Board Interpretation 40,
Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises, as amended ("FIN 40"), financial statements of mutual life insurance enterprises for periods ending on or before December 15, 1996, prepared using accounting practices prescribed or permitted by insurance regulators (statutory financial statements) are no longer considered presentations in conformity with generally accepted accounting principles. Accordingly, our present opinion on the presentation of the 1995 financial statements in accordance with generally accepted accounting principles, as presented herein, is different from that expressed in our previous report.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of United of Omaha Life Insurance Company as of December 31, 1995, or the results of its operations and its cash flows for each of the two years in the period ended December 31, 1995.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of United of Omaha Life Insurance Company as of December 31, 1995, and the results of its operations and its cash flows for the each of the two years in the period ended December 31, 1995, in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Nebraska.


Coopers & Lybrand L.L.P.


Omaha, Nebraska
February 23, 1996 [except for the change in our opinion as required by FIN 40, for which the date is April 9, 1997]


UNITED OF OMAHA LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF MUTUAL OF OMAHA INSURANCE COMPANY)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND SURPLUS
DECEMBER 31, 1996 AND 1995
(in thousands)
------------------------------------------------------------------------------------------------------------------------


ADMITTED ASSETS                                                                     1996         1995

Cash and invested assets (Notes 2 and 3):
  Bonds                                                                           $  6,194,033 $  5,348,682
  Preferred stocks                                                                       2,967        2,967
  Common stocks                                                                        206,792      215,614
  Mortgage loans                                                                       914,877    1,039,336
  Real estate occupied by the Company, net of accumulated depreciation of
   $51,913 in 1996 and $48,176 in 1995                                                  85,958       89,366
  Real estate acquired in satisfaction of debt, net of accumulated depreciation
    of $3,418 in 1996 and $4,007 in 1995                                                47,288       53,812
  Investment in real estate, net of accumulated depreciation of $14,576 in 1996
    and $14,052 in 1995                                                                  9,930       13,234
  Policy loans                                                                         118,150      111,335
  Cash and short-term investments                                                      117,502      176,000
  Other invested assets                                                                 70,027       46,272
                                                                                 -------------- ------------
           Total cash and invested assets                                            7,767,524    7,096,618

Premiums deferred and uncollected                                                       94,802       85,015
Investment income due and accrued                                                       75,193       73,470
Electronic data processing equipment, net                                               44,971       53,474
Receivable from parent, subsidiaries and affiliates (Note 6)                             8,075        7,671
Other assets (Note 3)                                                                   47,050       70,443
Separate accounts assets                                                               499,423      156,212
                                                                                 -------------- ------------
           Total admitted assets                                                  $  8,537,038  $ 7,542,903
                                                                                 ============== ============
LIABILITIES

Policy reserves (Notes 6 and 10):
  Aggregate reserve for policies and contracts                                    $  5,427,996 $  4,724,703
  Liability for premium and other deposit funds                                      1,670,294    1,746,619
  Policy and contract claims                                                            49,317       48,022
  Other                                                                                 74,171       71,293
                                                                                 -------------- ------------
           Total policy reserves                                                     7,221,778    6,590,637

Interest maintenance reserve                                                            26,872       25,378
Asset valuation reserve                                                                114,495      106,346
General expenses and taxes due or accrued (Note 5)                                      35,147       32,866
Federal income taxes due or accrued (Note 4)                                            20,241       17,342
Other liabilities (Note 3)                                                              84,293     101,537
Separate accounts liabilities                                                          499,392      156,184
                                                                                 -------------- -------------
           Total liabilities                                                         8,002,218    7,030,290
                                                                                 -------------- -------------
SURPLUS
Capital stock, $10 par value, 900,000 shares authorized and outstanding                  9,000        9,000
Gross paid-in and contributed surplus                                                   62,724       62,724
Unassigned surplus (Note 11)                                                           463,096      440,889
                                                                                 -------------- ------------
           Total surplus                                                               534,820      512,613
                                                                                 -------------- ------------
           Total liabilities and surplus                                          $  8,537,038  $ 7,542,903
                                                                                 ============== ============

The accompanying notes are an integral part of these statutory financial statements.

UNITED OF OMAHA LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF MUTUAL OF OMAHA INSURANCE COMPANY)

STATUTORY STATEMENTS OF INCOME
FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994
(in thousands)
-------------------------------------------------------------------------------------------------------------------------


                                                                                 1996           1995           1994

Income:
  Net premiums and annuity considerations (Notes 6 and 7)                     $   1,285,507  $ 1,278,389    $ 1,198,989
  Other considerations and fund deposits                                            260,508       81,818         51,580
  Net investment income (Notes 2 and 6)                                             546,634      526,246        444,160
  Other income                                                                       20,604       25,233         32,075
                                                                                -------------  ------------  -----------
           Total income                                                           2,113,253    1,911,686      1,726,804
                                                                                -------------  ------------  -----------
Benefits and expenses:
  Policyholder and beneficiary benefits (Note 6)                                    890,668      728,340        668,542
  Increase in reserves for policyholder and beneficiary benefits                    561,185      781,059        718,113
  Commissions                                                                       126,692       98,132         97,436
  Operating expenses (Notes 5 and 6)                                                175,723      186,158        175,988
  Expense realignment costs (Note 13)                                                 9,099         -              -
  Net transfers to separate accounts                                                277,638       41,074         23,453
                                                                                -------------  ------------  -----------
           Total benefits and expenses                                            2,041,005    1,834,763      1,683,532
                                                                                -------------  ------------  -----------
           Net gain from operations before federal income taxes and
             net realized capital gains                                              72,248       76,923         43,272

Federal income taxes (Note 4)                                                        41,101       30,227         25,500
                                                                                -------------  ------------  -----------
           Net gain from operations before net realized capital gains                31,147       46,696         17,772

Net realized capital gains (Notes 2 and 6)                                           23,461       14,476          4,826
                                                                                -------------  ------------  -----------
           Net income                                                         $      54,608    $  61,172    $    22,598
                                                                                =============  ===========   ===========

The accompanying notes are an integral part of these statutory financial statements.

UNITED OF OMAHA LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF MUTUAL OF OMAHA INSURANCE COMPANY)

STATUTORY STATEMENTS OF CHANGES IN SURPLUS
FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994
(in thousands)
-----------------------------------------------------------------------------------------------------------


                                                                    1996           1995            1994

Capital stock:
  Balance at beginning and end of year                          $    9,000    $     9,000     $    9,000
                                                                 ---------    -----------     ----------
Gross paid-in and contributed surplus:
  Balance at beginning of year                                      62,724         62,724         12,724
  Paid-in by Mutual of Omaha Insurance Company (Note 6)                 -              -          50,000
                                                                 ---------    -----------     ----------
  Balance at end of year                                            62,724         62,724         62,724
                                                                 ---------    -----------     ----------
Unassigned surplus:
  Balance at beginning of year                                     440,889        378,242        354,608
  Net income                                                        54,608         61,172         22,598
  Change in net unrealized capital gains (losses) (Note 2)         (23,064)         6,299         12,348
  (Increase) decrease in:
    Non-admitted assets                                              2,561          1,593         (4,670)
    Asset valuation reserve                                         (8,150)        (6,483)        (6,619)
  Pension plan contribution (Note 5)                                (3,599)            -              -
  Other, net                                                          (149)            66            (23)
                                                                 ---------    -----------     ----------
  Balance at end of year                                           463,096        440,889        378,242
                                                                 ---------    -----------     ----------

           Total surplus                                      $    534,820    $   512,613   $    449,966
                                                                 =========     ==========     ==========

The accompanying notes are an integral part of these statutory financial statements.

UNITED OF OMAHA LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF MUTUAL OF OMAHA INSURANCE COMPANY)

STATUTORY STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994
(in thousands)
-------------------------------------------------------------------------------------------------------------------------

                                                               1996               1995             1994
Cash from operations:
  Premiums, considerations and other fund deposits        $  1,539,502          $1,343,041     $1,240,212
  Net investment income                                        537,288             512,992        434,840
  Other income                                                  20,642              21,771         53,829
  Benefits                                                    (888,661)           (728,025)      (665,575)
  Commissions and general expenses                            (314,100)           (276,574)      (262,282)
  Federal income taxes                                         (42,235)            (23,796)       (30,496)
  Net transfers to separate accounts                          (292,935)            (41,112)       (23,453)
                                                          ------------------------------------------------
           Net cash from operations                            559,501             808,297        747,075
                                                           -----------------------------------------------
Cash from investments:
  Proceeds from investments sold, redeemed or matured:
    Bonds                                                      992,065             582,788        606,001
    Mortgage loans                                             132,406             131,975        135,034
    Stocks                                                      52,062              73,863        365,849
    Real estate                                                 18,601              15,353         26,537
    Other invested assets                                       32,150               4,391          7,781
  Tax on capital gains                                          (9,665)             (2,525)       (12,993)
  Cost of investments acquired:
    Bonds                                                   (1,818,632)         (1,460,824)    (1,441,532)
    Mortgage loans                                             (22,607)            (56,781)       (32,909)
    Stocks                                                     (25,848)            (28,873)      (386,130)
    Other invested assets                                      (53,150)            (22,321)        (3,744)
    Real estate                                                 (4,205)             (4,897)        (6,256)
  Net increase in policy loans                                  (6,815)             (6,494)        (3,771)
                                                          ------------------------------------------------
           Net cash from investments                          (713,638)           (774,345)      (746,133)
                                                            ----------------------------------------------
Cash from financing and other sources:
  Other cash provided                                          102,623              38,420          8,067
  Other cash used                                               (6,984)             (5,434)       (38,888)
  Capital and surplus paid-in (Note 6)                             -                  -            50,000
                                                           -----------------------------------------------
           Net cash from financing and other sources            95,639              32,986         19,179
                                                           -----------------------------------------------
Net change in cash and short-term investments                  (58,498)             66,938         20,121

Cash and short-term investments:
  Beginning of year                                            176,000             109,062         88,941
                                                             --------------------------------------------
  End of year                                            $     117,502             176,000        109,062
                                                             ============================================

The accompanying notes are an integral part of these statutory financial statements.

UNITED OF OMAHA LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF MUTUAL OF OMAHA INSURANCE COMPANY)


NOTES TO STATUTORY FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994
(dollar amounts in thousands)
--------------------------------------------------------------------------------

1.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      Nature of Operations - United of Omaha Life Insurance Company (the Company) is a wholly-owned subsidiary of Mutual of Omaha Insurance Company (Mutual of Omaha), a mutual life and health and accident insurance company domiciled in the State of Nebraska. At December 31, 1996, the Company owned 100% of the outstanding common stock of the following entities:
      Companion Life Insurance Company (Companion), United World Life Insurance Company (United World), Mutual of Omaha Structured Settlement Company - Nebraska (MOSSCO-NE), Mutual of Omaha Structured Settlement Company-Connecticut (MOSSCO-CT), and Mutual of Omaha Structured Settlement Company-New York (MOSSCO-NY). The Company has insurance licenses to operate in 49 states, the District of Columbia, Guam, Puerto Rico, and the U.S. Virgin Islands. Individual life insurance and annuity products are sold primarily through a network of career agents, direct mail, brokers, financial planners and banks. Group business is produced by representatives located in Mutual of Omaha group offices throughout the country.

      Basis of Presentation - The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Nebraska. Prescribed statutory accounting practices are contained in a variety of publications of the National Association of Insurance Commissioners (NAIC), as well as state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices which may not necessarily be prescribed but are not prohibited.

      The 1995 and 1994 financial statements, presented for comparative purposes, were previously described as also being prepared in accordance with generally accepted accounting principles (GAAP) for mutual life insurance companies and their wholly-owned life insurance company subsidiaries. Pursuant to Financial Accounting Standards Board Interpretation 40, Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises ("FIN 40"), as amended, which is effective for 1996 annual financial statements, financial statements based on statutory accounting practices can no longer be described as prepared in conformity with GAAP. Furthermore, financial statements prepared in conformity with statutory accounting practices for periods prior to the effective date of FIN 40 are no longer considered GAAP presentations when presented in comparative form with financial statements for periods subsequent to the effective date. Accordingly, the prior independent auditors' reports have been reissued in accordance with FIN 40.

      The accompanying statutory financial statements vary in some respects from those that would be presented in conformity with GAAP. The most significant differences include: (a) bonds are generally carried at amortized cost rather than being valued at either amortized cost or fair value based on their classification according to the Company's ability and intent to hold or trade the securities; (b) acquisition costs, such as commissions and other costs related to acquiring new business, are charged to operations as incurred and not deferred, whereas premiums are taken into income on a pro rata basis over the respective term of the policies;
      (c) deferred federal income taxes are not provided for temporary differences between tax and financial reporting; (d) no provision has been made for federal income taxes on unrealized appreciation of investments which are carried at market value; (e) asset valuation reserves (AVR) and interest maintenance reserves (IMR) are established; (f) different actuarial assumptions are used for calculating certain policy reserves; and (g) changes in certain assets designated as "non-admitted" assets have been charged to unassigned surplus. The aggregate effect of the foregoing differences on the accompanying statutory financial statements has not been determined, but was presumed to be material.

      Management is required to make estimates and assumptions that affect the reported amounts in the statutory financial statements. Actual results could differ significantly from those estimates.

      Investments - Bonds are generally stated at amortized cost. Bonds not backed by other loans are amortized using the scientific method.
      Loan-backed bonds and structured securities are amortized using the interest method based on anticipated prepayments at the date of purchase. Changes in estimated cash flows from the original purchase assumptions are accounted for using the retrospective method. Preferred stocks are stated primarily at cost. Common stocks of unaffiliated companies are stated at market value and affiliated companies (principally insurance companies) are valued at underlying statutory book value. The change in the stated value is recorded as a change in unrealized capital gains (losses), a component of unassigned surplus, ignoring the effect of income taxes.

      Mortgage loans and policy loans are stated at the aggregate unpaid balance. In accordance with statutory accounting practices, the Company records a general reserve for losses on mortgage loans as part of the asset valuation reserve.

      Home office and investment real estate are valued at cost, less allowance for depreciation. Property acquired in satisfaction of debt is initially valued at the lower of cost or fair market value. Depreciation is provided on the straight-line basis over the estimated useful lives of the related assets.

      Short-term investments include all investments whose maturities, at the time of acquisition, are one year or less and are stated at cost which approximates market.

      Investment income is recorded when earned. Realized gains and losses on sale or maturity of investments are determined on the specific identification basis. Any portion of invested assets designated as "non-admitted" was excluded from the statutory statements of admitted assets, liabilities and surplus and recorded as a change in unrealized capital gains (losses).

      Asset Valuation and Interest Maintenance Reserves - The Company establishes certain reserves as promulgated by the National Association of Insurance Commissioners (NAIC). The AVR is established for the specific risk characteristics of invested assets of the Company. The IMR is established for the realized gains and losses on the redemption of fixed income securities resulting from changes in interest rates, net of tax. Gains and losses pertaining to the IMR are subsequently amortized into investment income over the expected remaining period to maturity of the investments sold or called.

      Policy Reserves - Policy reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premiums on policies in force. Reserves for life policies are computed principally by using the Commissioners' Reserve Valuation Method basis or the net level premium basis with assumed interest rates (2.5% to 6%) and mortality (American Experience, 1941, 1958, 1960 and 1980 CSO tables) as prescribed by regulatory authorities. Reserves for annuities and deposit administration contracts are computed on the basis of interest rates ranging from 2.5% to 12.75%. Policy and contract claim liabilities include provisions for reported claims and estimates for claims incurred but not reported. To the extent the ultimate liability differs from the amounts recorded, such differences are reflected in operations when additional information becomes known.

      Premiums and Related Commissions - Premiums are recognized as income over the premium paying period. Commissions and other expenses related to the acquisition of policies are charged to operations as incurred.

      Federal Income Taxes - The Company files a consolidated federal income tax return with its parent and other eligible subsidiaries. The method of allocating taxes among the companies is subject to a written agreement approved by the Board of Directors. Each company's provision for federal income taxes is based on a separate return calculation with each company recognizing tax benefits of net operating loss carryforwards and tax credits on a separate return basis.

      The provision for federal income taxes is based on income which is currently taxable. Deferred federal income taxes are not provided for temporary differences between income tax and statutory reporting. The Company recognizes the benefits of net operating losses, foreign tax credit, and general business credit carryforwards when realized.

      Non-Admitted Assets - Certain assets designated as "non-admitted" assets, principally receivables and office furniture and equipment, are excluded from the statutory statements of admitted assets, liabilities, and surplus. The net change in such assets is charged or credited directly to unassigned surplus.

      Fair  Values  of  Financial   Instruments  -  The  following  methods  and
      assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

            Cash, Short-Term Investments and Other Invested Assets - The carrying amounts reported in the statutory statements of admitted assets, liabilities, and surplus approximate their fair values.

            Bonds - The fair values for bonds are based on quoted market prices, where available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services or based on expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments.

            Unaffiliated Common Stocks - The fair values for unaffiliated common stocks are based on quoted market prices and are reported in the statutory statements of admitted assets, liabilities, and surplus.

            Mortgage Loans - The fair values for mortgage loans are estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings, credit quality, and maturity of the investments.

            Policy Loans - The Company does not believe an estimate of the fair value of policy loans can be made without incurring excessive cost. Policy loans have no stated maturities and are usually repaid by reductions to benefits and surrenders. Because of the numerous assumptions which would have to be made to estimate fair value, the Company believes that such information would not be meaningful.

            Investment Contracts - The fair values for liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, which are based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

      Derivatives - The Company utilizes swap and cap arrangements, for purposes other than trading, to hedge risk, to manage investment returns, and to align currency rates with its insurance obligations. The foreign currency swap arrangements are stated at market value. The differences between the amounts paid or received on foreign currency and interest-rate swaps are reflected in the statutory statements of income. Interest-rate cap arrangements are stated at amortized cost. Interest-rate caps are amortized and recorded as an adjustment to net investment income over the life of the investment using the effective interest method.

      The Company also invests in equity linked notes that are stated at amortized cost and intends to hold them to maturity. These instruments pay interest based on a very modest (or no) semi-annual or annual coupon rate and pay at maturity all principal plus "contingent" interest based on a coupon rate equal to the percentage increase in a designated index. If the index has declined over the term of the note, no contingent interest is payable, but at maturity all principal would nevertheless be payable. The designated index is typically linked to the performance of a known stock index or basket of indices. Interest income is recognized when earned.

      Separate Accounts - The assets of the separate accounts shown in the statutory statements of admitted assets, liabilities, and surplus are carried at fair value and consist primarily of common stocks, mutual funds and commercial paper held by the Company for the benefit of certificate holders under specific individual and group annuity contracts. Benefits paid to separate account certificate holders are reflected in the statutory statements of income, but are offset by transfers from the separate accounts. The payment of such benefits and the earning of investment income constitute the only significant activities in the separate accounts.

      Reclassifications - Certain reclassifications have been made to the prior years amounts to conform with current year presentation with no changes to unassigned surplus or net income.

2.    INVESTMENTS

      The cost or amortized cost, gross unrealized gains, gross unrealized losses and estimated fair value of the Company's investment securities were as follows:

                                             Cost or         Gross         Gross        Estimated
                                             Amortized      Unrealized    Unrealized       Fair
                                               Cost           Gains         Losses         Value

At December 31, 1996:
  Governments                            $   67,058      $     447   $     1,077  $      66,428
  States, territories and possessions         1,187             47           -            1,234
  Political subdivisions                     20,104            327           232         20,199
  Special revenue                         1,210,844         18,600        13,724      1,215,720
  Public utilities                          416,189         21,892           995        437,086
  Industrial and miscellaneous            4,340,670        122,767        50,250      4,413,187
  Credit-tenant loans                       277,025         10,186         2,557        284,654
                                          ---------       --------      --------      ---------
           Total                         $6,333,077    $   174,266    $   68,835   $  6,438,508
                                          =========       ========      ========    ===========

  Bonds                                  $6,194,033
  Short-term investments                    139,044
                                          ---------
                                         $6,333,077

Preferred stocks                         $    3,365     $   1,899   $        398   $      4,866
                                          =========      =========     =========     ==========
Common stocks:
  Affiliated                             $   66,086     $   7,514   $       -      $     73,600
  Unaffiliated                               61,054        74,540          2,402        133,192
                                          ---------       --------      --------      ---------
                                         $  127,140     $  82,054   $      2,402   $    206,792
                                          =========      =========     =========     ==========
At December 31, 1995:
  Governments                            $   68,814     $   3,600   $         74   $     72,340
  States, territories and
    possessions                               6,354           164             -           6,518
  Political subdivisions                     23,300           703              6         23,997
  Special revenue                         1,243,137        39,397          4,179      1,278,355
  Public utilities                          433,579        36,389            450        469,518
  Industrial and
    miscellaneous                         3,527,698       197,605         21,205      3,704,098
  Credit-tenant loans                       231,739        19,304            540        250,503
                                          ---------       --------      --------      ---------
           Total                          5,534,621       297,162         26,454      5,805,329
                                          =========      =========     =========     ==========

  Bonds                                   5,348,682
  Short-term investments                    185,939
                                          ---------
                                          5,534,621
                                          =========

Preferred stocks                         $    3,365        $1,860    $       398    $     4,827
                                          =========      =========     =========     ==========

Common stocks:
  Affiliated                             $   66,085         3,374            763         68,696
  Unaffiliated                               46,422       101,917          1,421        146,918
                                          -----------   -----------  -------------   -----------
                                            112,507       105,291          2,184        215,614
                                          =========      =========     =========     ==========

      The amortized cost and estimated fair value of debt securities at December 31, 1996, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.


                                         Amortized         Estimated
                                           Cost           Fair Value

Due in one year or less                  $     328,043     $     329,148
Due after one year through five years        1,363,244         1,374,351
Due after five years through ten years       1,511,490         1,527,455
Due after ten years                          3,130,300         3,207,554
                                          ------------         ---------

                                          $  6,333,077      $  6,438,508
                                          ============      ============


      The sources of net investment income were as follows:

                            1996            1995            1994

Bonds                       $  439,884      $  388,690      $  320,299
Preferred stocks                   399             399             400
Common stocks (Note 6)           1,789          27,756           3,651
Mortgage loans                  87,035          96,891         109,279
Real estate                     29,860          26,860          27,978
Policy loans                     6,855           6,348           5,914
Short-term investments           7,339           6,665           4,047
Other                           (2,732)         (1,858)            497
                           ---- --------------- ----------------------
                               570,429         551,751         472,065
Investment expense             (28,270)        (29,424)        (31,414)
Amortization of IMR              4,475           3,919           3,509
                           ----- --------------- --------------- -----

                            $  546,634      $  526,246      $  444,160
                            =============   =============   ==========

      Realized capital gains and losses on invested assets consist of the following:

                                                                     Net
                                       Gross          Gross        Realized
                                       ealized      Realized        Gains
                                       Gains         Losses        (Losses)
Year ended December 31, 1996:
  Bonds                                $    9,290    $    1,489     $    7,801
  Common stocks (Note 6)                   41,198           351         40,847
  Mortgage loans                              660         7,618         (6,958)
  Real estate                               2,690         2,949           (259)
  Other                                     3,830            34          3,796
                                        ------------  ----------      ---------
                                        $  57,668     $  12,441         45,227
                                        ============  ===========
  Less: Capital gains tax (Note 6)                                     (15,798)
           Transfer to IMR                                              (5,968)
                                                                        -------
Net realized capital gains                                           $  23,461
                                                                      =========

Year ended December 31, 1995:
  Bonds                                $    4,830    $      158     $    4,672
  Common stocks (Note 6)                   36,564           663         35,901
  Mortgage loans                              977         8,894         (7,917)
  Real estate                               1,804         8,041         (6,237)
  Other                                     1,479           185          1,294
                                        ------------  ----------      ---------
                                        $  45,654     $  17,941         27,713
                                        ============  ===========
  Less: Capital gains tax (Note 6)                                      (9,665)
           Transfer to IMR                                              (3,572)
                                                                        -------

Net realized capital gains                                           $  14,476
                                                                      =========

Year ended December 31, 1994:
  Bonds                                $    5,764    $      145     $    5,619
  Common stocks                             6,608         1,478          5,130
  Mortgage loans                            2,270         7,011         (4,741)
  Real estate                               6,540         1,922          4,618
  Other                                     3,985             20         3,965
                                        ------------  ----------      ---------
                                        $  25,167     $  10,576         14,591
                                        ============  ===========
  Less: Capital gains tax                                               (5,075)
           Transfer to IMR                                              (4,690)

Net realized capital gains                                          $    4,826
                                                                     ==========

      The maximum and minimum lending rates for mortgage loans during 1996 ranged from 6.86% to 7.88%. The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages, was 75%. The estimated fair value of the mortgage loan portfolio was approximately $928,621 and $1,072,501 at December 31, 1996 and 1995, respectively.

      The  Company's   mortgage  loans  finance   various  types  of  commercial
      properties throughout the United States. The geographic distributions of the mortgage loans were as follows at December 31, 1996 and 1995:


                                1996             1995

   California              $    87,778     $      98,299
   Nebraska                     53,118            59,210
   Missouri                     49,422            61,494
   Indiana                      49,004            47,693
   Washington                   44,615            47,189
   All other states            630,940           725,451
                            ----------           -------

                         $     914,877      $  1,039,336
                            ==========      ============


      The  following  table  summarizes  the   non-performing  and  restructured
mortgage loans at December 31, 1996 and 1995:

                                 1996           1995

   Non-performing           $    8,917     $    2,013
   Restructured                 13,501         24,184
                              --------         ------

                           $    22,418      $  26,197
                             =========      =========

      At December 31, 1996,  securities with an amortized cost of $5,487 were on
      deposit   with   government   agencies  as  required  by  law  in  various
      jurisdictions in which the Company conducts business.

3.    DERIVATIVE FINANCIAL INSTRUMENTS

      The Company enters into interest-rate swap agreements to manage interest-rate exposure. The primary reason for the interest-rate swap agreements is to modify the interest-rate sensitivities of certain investments so that they are highly correlated with the interest-rate sensitivities of certain insurance liabilities. Interest-rate swap transactions generally involve the exchange of fixed or floating rate interest payment obligations without the exchange of the underlying principal amount.

      The Company also uses interest-rate caps to more effectively manage interest-rate risk associated with single premium deferred annuity contracts. An interest-rate cap is a right to receive the excess of a reference interest rate over a given rate. This allows the Company to limit the risk associated with an increase in interest rates.

      The Company purchases corporate bonds in the foreign bond markets. These bonds are typically issued by U.S. corporations and denominated in a variety of currencies. These bonds, on occasion, are available for purchase in the secondary market at attractive yields. The Company enters into currency swaps simultaneous with its foreign currency bond purchases so that all future foreign currency-denominated interest and principal payments on such bonds are swapped with high quality counterparties at the time of purchase for known amounts of U.S.
      dollars.

      The Company uses equity linked notes to more cost effectively diversify its exposure to equity markets and as an asset replication instrument to match the liabilities of certain group annuity contracts where the customer seeks equity market participation. Equity linked notes help reduce the Company's exposure to fluctuations in equity instruments by linking a substantial portion of their expected total return to certain market indices while preserving the invested principal.

      The following table summarizes the Company's derivative financial instruments. Notional amounts are used on certain instruments to express the volume of these transactions, but do not represent the much smaller amounts potentially subject to credit risk.

                               Notional     Statement    Fair      Year(s) of
                                Amount        Value      Value     Maturity
At December 31, 1996:
  Interest-rate swaps         $  202,500  $     -      $ (9,259)    1999 - 2003
                              =========== ========== ============

  Interest-rate caps          $  320,000  $    2,739 $    1,883     2000 - 2001
                              =========== ========== ============

  Foreign currency swaps     $    21,503  $ (10,401) $  (10,401)    1997 - 1998
                             ============ ========== ===========

  Equity linked notes         $  109,925  $    5,902 $   41,289     1997 - 2016
                              =========== ========== ============


At December 31, 1995:
  Interest-rate swaps         $  202,500  $     -    $  (17,210)    1999 - 2003
                              =========== ========== ============

  Interest-rate caps          $  165,000  $    1,343 $       608        2000
                              =========== ========== ============

  Foreign currency swaps     $    80,729  $ (32,796) $  (32,796)    1996 - 1998
                             ============ ========== ===========

  Equity linked notes        $    48,925  $     -    $   15,741     1997 - 2015
                             ============ ======================

      The Company has considerable experience in evaluating and managing credit risk. Each issuer or counterparty is extensively reviewed to evaluate its financial stability before entering into each agreement and throughout the period that the financial instrument is owned.

      The Company has commitments to fund bond investments of approximately $42,200 and mortgage loans of approximately $7,200 as of December 31, 1996. These commitments are legally binding and have fixed expiration dates or other termination clauses that may require a payment of a fee. In the event that the financial condition of a borrower deteriorates materially, the commitment may be terminated. Since some of the commitments may expire or terminate, the total commitments do not necessarily represent future liquidity requirements.

4.    FEDERAL INCOME TAXES

      The provision for federal income taxes reflects an effective income tax rate which differs from the prevailing federal income tax rate primarily as a result of income and expense recognition differences between statutory and income tax reporting. The major differences include capitalization and amortization of certain acquisition amounts for tax purposes, different methods for determining statutory and tax insurance reserves, timing of the recognition of market discount on bonds and certain accrued expenses, and the acceleration of depreciation for tax purposes.

      The Company's tax returns have been examined by the Internal Revenue Service (IRS) through 1992. The Company is currently appealing certain adjustments proposed by the IRS for tax years 1987 through 1992. The tax returns for 1993 through 1995 are currently under examination. Management believes the results of these examinations will have no material impact on the Company's statutory financial statements.

      Under federal income tax law prior to 1984, the Company accumulated approximately $31,615 of deferred taxable income which could become subject to income taxes in the future under certain conditions. Management believes the chance that those conditions will exist is remote.

5.    RETIREMENT BENEFITS

      The Company participates with affiliated companies in a noncontributory defined benefit plan covering all United States employees meeting certain minimum requirements. Mutual of Omaha and certain subsidiaries
      (collectively referred to as the Companies) generally make annual contributions to the plan in an amount between the minimum ERISA required contribution and the maximum tax deductible contribution. Funds for the plan are held in the general and separate accounts of the Company under a group annuity contract.

      Information regarding accrued benefits and net assets has not been determined on an individual company basis. The Company's employees comprised approximately 28% of the total employee group in 1996, 1995 and 1994. The Companies expensed contributions of $12,152, $9,115 and $8,746 in 1996, 1995 and 1994, respectively. During 1996, the Companies changed mortality tables from 1971 GAM to the 1983 GAM. As a result of the table change, the actuarial present value of accrued benefits as of January 1, 1996, increased by $21,637. The Companies made an additional contribution of $21,637 and recorded it as a direct charge to surplus, net of federal income taxes of $7,573. A comparison of accrued benefits and net assets for the entire plan as of January 1, 1996 and 1995 follows:

                                                   1996            1995
Actuarial present value of accrued benefits:
  Vested                                         $  352,736      $  280,516
  Nonvested                                           4,036           1,263
                                               ------ --------------- -----

                                                 $  356,772      $  281,779
                                                 =============   ==========

Net assets available for benefits                $  324,925      $  301,773
                                                 =============   ==========

Assumptions:
  Annual investment return                       9.00 %          9.16 %
  Mortality table                              1983 GAM        1971 GAM
  Discount rate                                  7.62 %          7.93 %

      The Companies also have the Mutual of Omaha 401(k) Long-Term Savings Plan covering all United States employees who have completed one year of service and have reached their 21st birthday. Participants may elect to contribute 1% to 16% of their salary annually subject to plan and IRS limitations. The Companies match at least 25% of the first 6% of the contributions made by each participant. The Companies match up to an additional 75% of the first 6% of the contributions made by each participant if certain company-wide performance measures are met. Contributions by the Companies were $5,600, $5,775 and $5,477 in 1996, 1995 and 1994, respectively.

      The Companies provide certain postretirement medical and life insurance benefits. The Companies subsidize these benefits with certain limitations to retirees and eligible employee groups. Associates retiring on or before December 31, 1997, are eligible for the full subsidy if they are at least age 55 with at least 10 years of service and continuously covered by one of the Companies' health plans for 10 years prior to retirement. Associates retiring after December 31, 1997, must be at least age 60 with at least 15 years of service and continuously covered for 15 years by one of the Companies' health plans prior to retirement to be eligible for a subsidy. Associates hired on or after January 1, 1995, are not eligible for a Company subsidy. The cost of these postretirement benefits is allocated to the Companies in accordance with an intercompany cost-sharing arrangement. The Companies use the accrual method of accounting for postretirement benefits and elected to amortize the original transition obligation over 20 years.

      The following table sets forth the Plan's funded status at December 31, 1996 and 1995:

                                                   1996            1995

Accumulated postretirement benefits obligation:
    Fully eligible actives                        $     8,008     $     9,071
    Retirees                                           76,136          72,688
                                                       ------          ------
                                                       84,144          81,759
Unrecognized transition obligation                    (64,294)        (69,716)
Unrecognized gain                                       7,928           9,951
                                                       ------          ------

           Total accrued                           $   27,778      $   21,994
                                                   =============   ===========
Assumptions:
  Discount rate                                      7.50 %          7.25 %
  Health care cost trend rate:
    First year                                       8.50 %          8.50 %
    Ultimate                                         5.00 %          5.00 %
    Grading period                                   8 years       10 years


      The Companies' net periodic postretirement benefit costs include the following components:

                                          1996          1995           1994

Eligibility costs                        $    1,385    $    1,654     $    1,839
Interest costs                                5,909         5,567          5,761
Net amortization and deferral                     -          (683)             -
Amortization of transition obligation         4,018         4,101          4,101
                                          -----------   -----------    ---------

           Total benefit costs            $  11,312     $  10,639      $  11,701
                                          ============  ============   =========


      The health care cost trend rate assumption has a significant effect on the amounts reported. To illustrate, increasing the assumed health care cost trend rate by one percentage point in each year would increase the Companies' accumulated postretirement benefits obligation as of December 31, 1996 by approximately $6,130 and the estimated eligibility cost and interest cost components of the net periodic postretirement benefit costs for 1996 by approximately $799.

6.    RELATED PARTY TRANSACTIONS

      The home office properties are occupied jointly by the Company, Mutual of Omaha and certain affiliates. Because of this relationship, the Companies incur joint operating expenses subject to allocation. Management believes the method of allocating such expenses is fair and reasonable.

      The Company received management and administrative service fees for MOSSCO-NE, MOSSCO-NY and MOSSCO-CT of $350 and $151 and for the years ended December 31, 1996 and 1995, respectively.

      The Company paid Kirkpatrick, Pettis, Smith, Polian, Inc., an affiliate, for equity investment management services of $444, $543 and $431 during 1996, 1995 and 1994, respectively, and MOSSCO-NE, MOSSCO-NY and MOSSCO-CT for assignment fees of $440 and $361 during 1996 and 1995, respectively.

      On January 2, 1996, the Company sold 7,580 shares of First National of Nebraska, Inc. common stock for $27,667 to Mutual. The share price was determined by the stock's publicly traded market value at the date of the transaction. The Company recognized a realized gain of $27,632 and related federal income taxes were $9,671.

      In July 1995, the Company received a $25,000 extraordinary dividend from United World. Assets distributed to the Company included cash of $1,744, bonds with a market value of $23,113 and accrued interest on the transferred bonds of $143. The transfer of bonds and accrued interest occurred July 1, 1995 and the cash was transferred July 3, 1995, the first banking day after July 1. The bonds transferred to the Company consisted of corporate bonds, agency mortgage-backed bonds and agency asset-backed bonds.

      On August 31, 1995, the Company received $23,250 in cash from Mutual of Omaha, for 600,000 shares of FirsTier, Inc. common stock. The gross realized capital gain on the common stock transferred was $22,852, and related federal income taxes were $7,998.

      In 1994, the Company received a $50,000 contribution to its capital and surplus from Mutual of Omaha and the Company contributed $20,000 to the capital and surplus of Companion.

      Under the terms of a reinsurance treaty effected June 1, 1955, all health and accident insurance written by the Company is ceded to Mutual of Omaha. The operating results of certain lines of group health and accident and life insurance are shared equally by the Company and Mutual of Omaha. The amounts ceded by the Company and included in the statutory statements of admitted assets, liabilities and surplus were as follows:

                                                   1996            1995

Aggregate reserve for policies and contracts    $    88,332     $    89,012
                                                ==============  ===========

Policy and contract claims                       $  104,874      $  127,625
                                                 =============   ==========


      The amounts ceded by the Company and included in the statutory statements of income were as follows:
                                                1996           1995      1994


Premium considerations                        $368,126   $  395,014   $  439,361
                                              =========  ==========   ==========

Policyholder and beneficiary benefits         $273,576   $  309,876   $  324,846
                                              =========  ==========   ==========

Group reinsurance settlement income (expense)$  (2,818)  $    5,354       11,324
                                             ========== ============  ==========

      The Company also assumes group and individual life insurance from Companion. The amounts assumed by the Company and included in the statutory statements of admitted assets, liabilities and surplus were as follows:

                                              1996         1995

Aggregate reserve for policies and contracts  $  3,749     $  3,736
                                              ===========  ===========

Policy and contract claims                    $  2,125     $  2,430
                                              ===========  ===========

      The amounts assumed by the Company and included in the statutory statements of income were as follows:

                                            1996          1995         1994

Premium considerations                      $  2,668      $  4,268     $  5,018
                                            ===========   ===========  ========

Policyholder and beneficiary benefits       $  2,390      $  3,061     $  4,413
                                            ===========   ===========  ========


7.    REINSURANCE

      In the normal course of business, the Company assumes and cedes reinsurance. The ceding of reinsurance does not discharge an insurer from its primary legal liability to a policyholder. The Company remains liable to the extent that a reinsurer is unable to meet its obligations.

      The reconciliation of total premiums to net premiums is as follows:

                                  1996              1995              1994

     Direct                  $  1,641,295      $  1,658,506      $  1,622,903
     Assumed                       26,581            27,496            25,317
     Ceded                       (382,369)         (407,613)         (449,231)
                              --------------    --------------    -----------

           Net               $  1,285,507      $  1,278,389      $  1,198,989
                             ===============   ===============   ============

8.    CREDIT ARRANGEMENTS

      The Company and Mutual of Omaha are authorized by their Boards of Directors to borrow a maximum of $50,000 on a joint basis under lines of credit. At December 31, 1996, the Company had no outstanding borrowings against its uncommitted, uncollateralized revolving lines of credit. Interest rates applicable to borrowings under the Companies' lines of credit arrangements are negotiated with the lender at the time of borrowing.

9.    CONTINGENT LIABILITIES

      Various lawsuits have arisen in the ordinary course of the Company's business. The Company believes that its defenses are meritorious and the eventual outcome of those lawsuits will not have a material effect on the Company's financial position.

10.   DEPOSIT FUNDS

      The estimated fair value and statement value of guaranteed investment and select maturity contracts were:

                                   1996              1995

     Estimated fair value         $  1,200,031    $  1,355,355
                                   ============   ============

     Statement value              $  1,247,546    $  1,315,730
                                  =============   ============

      Fair values for the Company's insurance liabilities other than those for investment-type insurance contracts are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest-rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

      At December 31, 1996 and 1995, the Company held annuity reserves and deposit fund liabilities of $1,092,555 and $954,862, respectively, that were subject to discretionary withdrawal at book value with a surrender charge of less than 5%.

11.   STOCKHOLDER DIVIDENDS

      Regulatory restrictions limit the amount of dividends available for distribution without prior approval of regulatory authorities. The maximum amount of dividends which can be paid to the stockholder without prior approval of the Director of Insurance of the State of Nebraska is the greater of 10% of the insurer's surplus as of the previous December 31 or net gain from operations for the previous twelve month period ending December 31. Based upon these restrictions, the Company is permitted a maximum dividend distribution of $52,582 in 1997.

12.   BUSINESS RISKS

      The Company is subject to regulation by state insurance departments and undergoes periodic examinations by those departments. The following is a description of the most significant risks facing life and health insurers and how the Company manages those risks:

           Legal/Regulatory Risk is the risk that changes in the legal or regulatory environment in which an insurer operates will occur and create additional costs or expenses not anticipated by the insurer in pricing its products. The Company mitigates this risk by operating throughout the United States, thus reducing its exposure to any single jurisdiction, and by diversifying its products.

           Credit Risk is the risk that issuers of securities owned by the Company will default, or that other parties, including reinsurers which owe the Company money, will not pay. The Company minimizes this risk by adhering to a conservative investment strategy and by maintaining sound reinsurance, credit and collection policies.

           Interest-Rate Risk is the risk that interest rates will change and cause a decrease in the value of an insurer's investments. The
           Company mitigates this risk by attempting to match the maturity schedule of its assets with the expected payouts of its liabilities. To the extent that liabilities come due more quickly than assets mature, the Company may have to sell assets prior to maturity and recognize a gain or loss.

13.   EXPENSE REALIGNMENT COSTS

      In March 1996, the Company and its affiliates (the Companies) announced the elimination of approximately 1,000 positions as a part of the initiative to reduce operating costs 15% by the end of 1997. The Companies incurred approximately $27,300 of severance and related costs, consulting fees and other one-time costs associated with expense realignment activities during 1996.

UNITED OF OMAHA
SEPARATE ACCOUNT C

FINANCIAL STATEMENTS AND
INDEPENDENT AUDITORS' REPORT
DECEMBER 31, 1996 AND 1995

INDEPENDENT AUDITORS' REPORT

To the Board of Directors
United of Omaha Life Insurance Company

We have audited the accompanying statement of net assets of United of Omaha Separate Account C as of December 31, 1996, and the related statements of operations and changes in net assets for the year then ended. Our responsibility is to express an opinion on these financial statements based on our audit. The statement of changes in net assets of United of Omaha Separate Account C for the year ended December 31, 1995 was audited by other auditors whose report, dated March 20, 1996, expressed an unqualified opinion. The financial statements are the responsibility of the Company's management.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of United of Omaha Separate Account C as of December 31, 1996, and the results of its operations and changes in its net assets for the year then ended in conformity with generally accepted accounting principles.


March 18, 1997

UNITED OF OMAHA SEPARATE ACCOUNT C

STATEMENT OF NET ASSETS
DECEMBER 31, 1996
--------------------------------------------------------------------------------------------------------------------------------


                                                                              Series I
                                     -------------------------------------------------------------------------------------------
                                              Fidelity                  Scudder                      T. Rowe Price
                                     ----------------------------  -------------------   ---------------------------------------
                                                                                                      New             Limited -
                                                Asset    Index       Money            Internationl  America   Equity    Term
ASSETS                                Growth   Manager    500       Market     Bond       Stock     Growth    Income    Bond
Investments in portfolio shares,
 at cost                             $821,366  $447,256  $344,899   $22,805   $398,980  $729,757    $448,804   $504,616 $90,791
                                      =======  ========  ========   =======   ========  ========   =========   ======== ========
Investments in portfolio shares,
 at market                           $863,055  $502,220  $392,606   $22,805   $403,878  $780,860    $497,148   $547,464 $90,388
                                     --------  --------  --------   -------   --------   -------    --------   -------- -------
Net assets                           $863,055  $502,220  $392,606   $22,805   $403,878  $780,860    $497,148   $547,464 $90,388
                                      =======  ========  ========   =======   ========  ========   =========   ======== ========
Accumulation units outstanding         54,874    39,757    23,634    20,740     34,258    63,804      28,069     34,029   8,059
                                      =======  ========  ========   =======   ========  ========   =========   ======== ========
Net asset value per unit             $  15.73     12.63     16.61      1.10      11.79     12.24       17.71      16.09   11.22
                                      =======  ========  ========   =======   ========  ========   =========   ======== ========


The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT C

STATEMENT OF NET ASSETS
DECEMBER 31, 1996 (Continued)
------------------------------------------------------------------------------------------------------------------------------------



                                                                            Series V
                           ---------------------------------------------------------------------------------------------------------
                                        Fidelity                 Scudder                           T. Rowe Price
                           -----------------------------------  -----------  -------------------------------------------------------
                                         Asset                                  New                                        Limited -
                                        Manager      Equity -                 America   Personal      Equity                   Term
ASSETS                     Contrafund    Growth      Income    International  Growth    Strategy      Income  International   Bond
Investments in portfolio
shares, at cost           $23,074,471 $21,029,439 $27,514,727 $14,373,937 $13,685,377 $20,779,697 $23,871,090 $19,752,092 $6,670,659
                          =========== =========== =========== =========== =========== =========== =========== =========== ==========
Investments in portfolio
shares, at market value   $25,116,473 $22,102,000 $29,544,271 $15,319,638 $14,213,674 $21,663,152 $25,558,736 $20,800,847 $6,681,908
                          ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------

Net assets                $25,116,473 $22,102,000 $29,544,271 $15,319,638 $14,213,674 $21,663,152 $25,558,736 $20,800,847 $6,681,908
                          =========== =========== =========== =========== =========== =========== =========== =========== ==========
Accumulation units
 outstanding                1,785,274   1,655,034   2,256,678   1,269,457     917,255   1,703,217   1,861,298   1,736,784    631,437
                          =========== =========== =========== =========== =========== =========== =========== =========== ==========

Net asset value per unit       $14.07      $13.35      $13.09      $12.07      $15.50      $12.72      $13.73      $11.98     $10.58
                          =========== =========== =========== =========== =========== =========== =========== =========== ==========



The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT C

STATEMENT OF NET ASSETS
DECEMBER 31, 1996 (Continued)
------------------------------------------------------------------------------------------------------------------------------------



                                                                             Series V
                                   -------------------------------------------------------------------------------------------------
                                           Alger                   Federated                               MFS
                                   -----------------------   -----------------------  ----------------------------------------------
                                   American                                U.S.
                                     Small      American       Money    Government       World       High                 Emerging
ASSETS                           Capitalization  Growth        Market   Securities II Government    Income    Research     Growth
Investments in portfolio
  shares, at cost                $18,592,669  $16,937,604   $22,789,036 $12,194,841 $8,279,921   $9,852,512  $17,293,387 $25,158,674
                                  =========== ===========   =========== =========== ===========  =========== =========== ===========
Investments in portfolio
  shares, at market
                                 $18,350,561  $17,765,602   $22,789,036 $12,279,967 $8,628,974  $9,921,613   $18,340,296 $24,993,470
                                 ----------- ------------   ----------- ----------- ---------- -----------   -----------  ----------

Net assets                       $18,350,561  $17,765,602   $22,789,036 $12,279,967 $8,628,974  $9,921,613   $18,340,296 $24,993,470
                                  =========== ===========   =========== =========== ===========  =========== =========== ===========
Accumulation units outstanding     1,474,107    1,358,882    21,525,823   1,128,539    819,686     859,361     1,381,316   1,854,145
                                  =========== ===========   =========== =========== ===========  =========== =========== ===========
Net asset value per unit             $ 12.45       $13.07        $ 1.06      $10.88     $10.53      $11.55        $13.28      $13.48
                                  =========== ===========   =========== =========== ===========  =========== =========== ===========



The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT C

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996
------------------------------------------------------------------------------------------------------------------------------------

                                                                                       Series I
                                                 -----------------------------------------------------------------------------------
                                                          Fidelity                 Scudder                   T. Rowe Price
                                                 ---------------------------  ------------------  ----------------------------------
                                                                                                             New           Limited -
                                                           Asset    Index      Money            Internatiol America  Equity    Term
                                                  Growth  Manager    500      Market    Bond      Stock     Growth   Income    Bond
Investment income:
  Reinvested dividends and capital
   gain distributions                            $50,482 $30,416   $15,604    $8,123   $31,760   $15,596   $14,802  $18,036  $7,624
  Mortalilty risk charges and expenses (Note 2)  (10,764) (6,964)   (5,344)   (2,354)   (4,782)   (9,746)   (6,591)  (7,018) (1,848)
                                                 -------- -------  --------   -------  --------  --------  --------  ------- -------
           Net investment income                  39,718  23,452    10,260     5,769    26,978     5,850     8,211   11,018   5,776
                                                 -------- -------  --------   -------  --------  --------  --------  ------- -------
Gains (losses) on investments:
  Net realized gains (losses)                     63,433  28,483    65,211       -      (6,984)   74,996    94,845   85,226  (1,281)
  Net change in unrealized gains (losses)        (14,264)  9,046   (1,854)       -     (13,389)    5,222   (26,737) (10,984) (3,493)
                                                 -------- -------  --------   -------  --------  --------  --------  ------- -------
           Net gains (losses) on investments      49,169  37,529   63,357        -     (20,373)   80,218    68,108   74,242  (4,774)
                                                 -------- -------  --------   -------  --------  --------  --------  ------- -------
Changes in net assets resulting from operations  $88,887 $60,981  $73,617     $5,769    $6,605   $86,068   $76,319   85,260   $1,002
                                                 ======= =======  =========   =======  =======  ========= =========  =======  ======



The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT C

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996 (Continued)
------------------------------------------------------------------------------------------------------------------------------------



                                                                                 Series V
                                    ------------------------------------------------------------------------------------------------
                                                Fidelity                Scudder                       T. Rowe Price
                                    ---------------------------------  -----------  ------------------------------------------------
                                                 Asset                                New                                  Limited -
                                                Manager    Equity -                 America   Personal  Equity                Term
                                    Contrafund   Growth     Income    International Growth   Strategy   Income  International Bond
Investment income:
  Reinvested dividends and
    capital gain distributions       $28,266    962,332    198,092       90,929    136,780   756,282     533,897   279,801  186,164
  Mortalilty risk charges and
    expenses (Note)                 (162,408)  (128,204)  (192,101)    (108,767)   (77,133) (119,454)   (140,270) (130,949) (38,590)
                                     --------  ---------  ---------   ----------   -------   -------   ----------  --------  -------

    Net investment income (expense) (134,142)   834,128      5,991      (17,838)    59,647   636,828     393,627   148,852  147,574
                                     --------  ---------  ---------   ----------   -------   -------   ----------  --------  -------

Gains (losses) on investments:
  Net realized gains (losses)        853,257     26,270     66,968      142,614    270,938    71,841     139,631   211,865   (8,394)
  Net change in unrealized
   gains (losses)                  2,043,475  1,113,958  1,952,736      931,966    501,079   849,854   1,630,152   998,543    7,327
                                     --------  ---------  ---------   ----------   -------   -------   ----------  --------  -------
           Net gains (losses)
            on investments         2,896,732  1,140,228  2,019,704    1,074,580    772,017   921,695  1,769,783  1,210,408   (1,067)
                                     --------  ---------  ---------   ----------   -------   -------   ----------  --------  -------

Changes in net assets resulting
  from operations                 $2,762,590  1,974,356  2,025,695    1,056,742    831,664 1,558,523  2,163,410  1,359,260  146,507
                                   =========  =========  =========    =========   ======== =========  =========  =========  ========


The accompanying notes are an integral part of these financial statements.


UNITED OF OMAHA SEPARATE ACCOUNT C

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996 (Continued)
------------------------------------------------------------------------------------------------------------------------------------



                                                                                       Series V
                                                ------------------------------------------------------------------------------------
                                                        Alger               Federated                           MFS
                                                ----------------------  -------------------   --------------------------------------
                                                American                            U.S.
                                                  Small     American      Money   Government   World       High             Emerging
                                              Capitalization Growth      Market   Securities IGovernment  Income   Research   Growth
Investment income:
  Reinvested dividends and capital gain
    distributions                              $32,685     209,881      648,902   383,899        -        540,303  256,668  208,228
  Mortalilty risk charges and expenses
   (Note 2)                                   (122,787)   (113,220)    (168,920)  (77,667)    (59,094)    (71,106) (95,561)(152,438)
                                              ---------   ---------    ---------  --------    --------    --------  ------ ---------
           Net investment income (expense)     (90,102)     96,661      479,982   306,232     (59,094)    469,197  161,107   55,790
                                              ---------   ---------    ---------  --------    --------    --------  ------ ---------
Gains (losses) on investments:
  Net realized gains (losses)                   74,642      14,309          -     (49,646)    (67,457)   152,606    214,289  774,322
  Net change in unrealized gains (losses)     (226,324)    829,801          -      73,418     391,014     75,136 1,023,212 (182,142)
                                              ---------   ---------    ---------  --------    --------    --------  ------ ---------
           Net gains (losses) on investments  (151,682)    844,110          -      23,772     323,557    227,742  1,237,501  592,180
                                              ---------   ---------    ---------  --------    --------    --------  ------ ---------
Changes in net assets resulting from
   operations                              $  (241,784)    940,771      479,982   330,004     264,463    696,939  1,398,608  647,970
                                             ==========   ========     =========  =======    ========    =======  =========  =======


The accompanying notes are an integral part of these financial statements.


UNITED OF OMAHA SEPARATE ACCOUNT C

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995
------------------------------------------------------------------------------------------------------------------------------------

                                                                                  Series I
                                       ---------------------------------------------------------------------------------------------
                                                 Fidelity                     Scudder                       T. Rowe Price
                                       ------------------------------  ----------------------  -------------------------------------
                                                                                                            New            Limited -
                                                   Asset     Index       Money               Internationl America   Equity     Term
1996                                    Growth    Manager     500        Market      Bond      Stock      Growth    Income     Bond
From operations:
  Net investment income (expense)      $39,718   $23,452    $10,260     $ 5,769    $26,978    $ 5,850     $8,211   $11,018  $ 5,776
  Net realized gains (losses)           63,433    28,483     65,211         -       (6,984)    74,996     94,845    85,226   (1,281)
  Net change in unrealized gains
    (losses)                           (14,264)    9,046     (1,854)        -      (13,389)     5,222    (26,737)  (10,984)  (3,493)
                                       --------  -------     --------    -------   -------     ------    --------  -------   -------
                                        88,887    60,981     73,617       5,769      6,605     86,068     76,319    85,260    1,002
                                       --------  -------     --------    -------   -------     ------    --------  -------   -------
From policyowner transactions:
  Policy purchases                     576,908   225,912    318,093   1,935,551    498,979    657,977    354,624   497,476   77,168
  Policy withdrawals                  (519,798) (227,418)  (354,611) (2,164,070)  (478,603)  (639,384)  (343,889) (558,562)(182,180)
                                       --------  -------     --------    -------   -------     ------    --------  -------   -------
                                        57,110    (1,506)   (36,518)   (228,519)    20,376     18,593     10,735   (61,086 (105,012)
                                       --------  -------     --------    -------   -------     ------    --------  -------   -------

Increase (decrease) in net assets      145,997    59,475     37,099    (222,750)    26,981    104,661     87,054    24,174 (104,010)

Net assets, beginning of year          717,058   442,745    355,507     245,555    376,897    676,199    410,094   523,290  194,398
                                       --------  -------     --------    -------   -------     ------    --------  -------   -------

Net assets, end of year               $863,055  $502,220   $392,606     $22,805   $403,878   $780,860   $497,148  $547,464  $90,388
                                       =======  ========   ========    ========  =========  =========  =========  ========  =======

Accumulation unit purchases             38,413    19,583    21,578    1,798,321     43,899     57,565     21,755    34,541    7,101
Accumulation unit withdrawals          (35,107)  (19,435)  (23,865)  (2,009,547)   (42,051)   (56,257)   (21,106)  (38,862) (16,690)
                                       --------  -------     --------    -------   -------     ------    --------  -------   -------
Net increase (decrease) in units
   outstanding                           3,306       148    (2,287)    (211,226)     1,848      1,308        649    (4,321)  (9,589)

Units outstanding, beginning of year    51,568    39,609    25,921      231,966     32,410     62,496     27,420    38,350   17,648
                                       --------  -------     --------    -------   -------     ------    --------  -------   -------
Units outstanding, end of year          54,874    39,757    23,634       20,740     34,258     63,804     28,069    34,029    8,059
                                       =======  ========   ========    ========  =========  =========  =========  ========  =======



The accompanying notes are an integral part of these financial statements.


UNITED OF OMAHA SEPARATE ACCOUNT C

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995 (Continued)
------------------------------------------------------------------------------------------------------------------------------------

                                                                             Series V
                            --------------------------------------------------------------------------------------------------------
                                         Fidelity                 Scudder                          T. Rowe Price
                            -----------------------------------  -----------  ------------------------------------------------------
                                          Asset                                   New                                      Limited -
                                         Manager    Equity -                    America    Personal    Equity                 Term
1996 (continued)            Contrafund    Growth     Income      International  Growth     Strategy    Income   International Bond
From operations:
  Net investment income
  (expense)                  $(134,142)   $834,128     $5,991     $(17,838)      $59,647    $636,828   $393,627   $148,852 $147,574
  Net realized gains (losses)  853,257      26,270      6,968      142,614       270,938      71,841    139,631    211,865   (8,394)
  Net change in unrealized
    gains (losses)           2,043,475   1,113,958  1,952,736      931,966       501,079     849,854  1,630,152    998,543    7,327
                             ---------  ----------  ---------    ---------      --------   ---------  ---------  ---------  --------
                             2,762,590   1,974,356  2,025,695    1,056,742       831,664   1,558,523  2,163,410  1,359,260  146,507

From policyowner transactions:
  Policy purchases          28,902,535  18,900,374 28,928,271   17,755,845    14,607,377  20,255,902 23,732,206 20,749,014 6,350,319
  Policy withdrawals        (8,313,477) (1,021,094)(4,118,781)  (4,546,528)   (1,991,381) (1,540,617)(1,754,680)(3,224,170)(395,866)
                             ---------  ----------  ---------    ---------      --------   ---------  ---------  ---------  --------
                            20,589,058  17,879,280 24,809,490   13,209,317    12,615,996  18,715,285 21,977,526 17,524,844 5,954,453
                             ---------  ----------  ---------    ---------      --------   ---------  ---------  ---------  --------
Increase in net assets      23,351,648  19,853,636 26,835,185   14,266,059    13,447,660  20,273,808 24,140,936 18,884,104 6,100,960

Net assets, beginning of
    year                     1,764,825   2,248,364  2,709,086    1,053,579       766,014   1,389,344  1,417,800  1,916,743  580,948
                             ---------  ----------  ---------    ---------      --------   ---------  ---------  ---------  --------
Net assets, end of year     25,116,473  22,102,000 29,544,271   15,319,638    14,213,674  21,663,152 25,558,736 20,800,847 6,681,908
                             =========  ==========  =========   ==========       =======  ==========  =========  =========  =======

Accumulation unit purchases  2,289,226   1,547,210  2,376,936    1,580,078       997,035   1,722,222  1,892,614  1,853,967  616,757
Accumulation unit withdrawals (654,316)    (91,746)  (353,937)    (409,650)     (138,446)   (142,292)  (153,310)  (298,582) (41,338)
                             ---------  ----------  ---------    ---------      --------   ---------  ---------  ---------  --------
Net increase in units
 outstanding                 1,634,910   1,455,464  2,022,999    1,170,428       858,589   1,579,930  1,739,304  1,555,385  575,419

Units outstanding,
 beginning of year             150,364     199,570    233,679       99,029        58,666     123,287    121,994    181,399   56,018
                             ---------  ----------  ---------    ---------      --------   ---------  ---------  ---------  --------
Units outstanding, end
  of year                    1,785,274   1,655,034  2,256,678    1,269,457       917,255   1,703,217  1,861,286  1,736,784  631,437
                             =========  ==========  =========   ==========       =======  ==========  =========  =========  =======



The accompanying notes are an integral part of these financial statements.


UNITED OF OMAHA SEPARATE ACCOUNT C


STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995 (Continued)
------------------------------------------------------------------------------------------------------------------------------------



                                                                                   Series V
                                        --------------------------------------------------------------------------------------------
                                                Alger                    Federated                             MFS
                                        -----------------------  -------------------------------------------------------------------
                                         American                               U.S.
                                          Small     American        Money    Government      World      High                Emerging
1996 (continued)                      Capitalization Growth        Market    Securities II Government  Income    Research     Growth
From operations:
  Net investment income (expense)       $(90,102)    96,661       479,982     306,232      (59,094)  469,197     161,107     55,790
  Net realized gains (losses)             74,642     14,309          -        (49,646)     (67,457)  152,606     214,289    774,322
  Net change in unrealized gains
      (losses)                          (226,324)   829,801          -         73,418      391,014    75,136   1,023,212   (182,142)
                                         --------  --------      --------    --------      -------   -------   ---------  ----------
                                        (241,784)   940,771       479,982     330,004     264,463   696,939   1,398,608      647,970
                                         --------  --------      --------    --------      -------   -------   ---------  ----------

From policyowner transactions:
  Policy purchases                    18,653,051 16,379,038    95,951,854  12,639,198    9,995,281 2,970,271 17,476,610  33,768,862
  Policy withdrawals                  (1,858,776)(1,198,863)  (76,778,825) (1,983,287)  (2,208,387(4,658,885)(1,822,076)(10,862,876)
                                        --------  --------      --------    --------      -------   -------   ---------  ----------
                                      16,794,275 15,180,175    19,173,029  10,655,911    7,786,895 8,311,386  15,654,534  22,905,986
                                         --------  --------      --------    --------      -------   -------   ---------  ----------

Increase in net assets                16,552,491 16,120,946    19,653,011  10,985,915    8,051,358 9,008,325  17,053,142  23,553,956

Net assets, beginning of year          1,798,070  1,644,656     3,136,025   1,294,052      577,616   913,288   1,287,154   1,439,514
                                         --------  --------      --------    --------      -------   -------   ---------  ----------


Net assets, end of year              $18,350,561 17,765,602    22,789,036  12,279,967    8,628,974 9,921,613  18,340,296  24,993,470
                                      ========== ==========    ==========  ==========   ========== =========  ==========  ==========

Accumulation unit purchases            1,481,303  1,325,942    92,414,020   1,201,567      987,874 1,205,897   1,423,099   2,557,929
Accumulation unit withdrawals           (155,866)  (107,957)  (73,953,800)   (195,468)    (224,581) (433,914)   (158,948)  (827,244)
                                         --------  --------      --------    --------      -------   -------   ---------  ----------

Net increase in units outstanding      1,325,437  1,217,985    18,460,220   1,006,099      763,293   771,983   1,264,151   1,730,685

Units outstanding, beginning of year     148,670    140,897     3,065,603     122,440       56,393    87,378     117,165     123,460
                                         --------  --------      --------    --------      -------   -------   ---------  ----------

Units outstanding, end of year         1,474,107  1,358,882    21,525,823   1,128,539      819,686   859,361   1,381,316   1,854,145
                                      ========== ==========    ==========  ==========   ========== =========  ==========  ==========

The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT C

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995 (Continued)
-----------------------------------------------------------------------------------------------------------------------------

                                                                         Series I
                               ----------------------------------------------------------------------------------------------
                                         Fidelity                    Scudder                      T. Rowe Price
                               -----------------------------   ---------------------  ---------------------------------------
                                                                                                   New              Limited -
                                           Asset    Index        Money                InternationAmerica   Equity     Term
1995                            Growth    Manager    500         Market     Bond        Stock    Growth    Income     Bond
From operations:
  Net investment income
  (expense)                    $(6,032)  (2,973)   (2,481)      6,971      12,29      (5,329)   (3,237)    10,060     7,302
  Net realized gains (losses)   51,335    6,107     7,221         -        8,672      14,204    20,051     23,083      (266)
  Net change in unrealized
  gains (losses)                55,541   46,256    49,539         -       18,311      46,323    74,806     53,984     3,769
                               -------  -------   --------     --------  --------    -------    ------    -------    ------
                               100,844   49,390    54,279       6,971     39,281      55,198    91,620     87,127    10,805
                               -------  -------   --------     --------  --------    -------    ------    -------    ------

From policyowner transactions
  Policy purchases             812,170  444,084   340,669   1,687,720    507,554     779,041   400,288    628,482   230,791
  Policy withdrawals          (209,820) (69,970)  (40,455) (1,584,587)  (170,937)   (183,337)  (87,850)  (203,293)  (78,201)
                               -------  -------   --------     --------  --------    -------    ------    -------    ------
                               602,350  374,114   300,214     103,133    336,617     595,704   312,438    425,189   152,590
                               -------  -------   --------     --------  --------    -------    ------    -------    ------

Increase in net assets         703,194  423,504   354,493     110,104    375,898     650,902   404,058    512,316   163,395

Net assets, beginning
  of year                       13,864   19,241     1,014     135,451        999      25,297     6,036     10,974    31,003
                               -------  -------   --------     --------  --------    -------    ------    -------    ------

Net assets, end of year      $ 717,058  442,745   355,507     245,555    376,897     676,199   410,094    523,290   194,398
                               ======= ========  ========    =========   =======    =========  ========  =========  =======

Accumulation unit purchases     65,591   44,206    29,101   1,634,827     47,785      77,911    33,546     53,879    22,142
                               -------  -------   --------     --------  --------    -------    ------    -------    ------

Net increase in units
   outstanding                  50,239   37,625    25,824      98,759     32,308      59,931    26,817     37,280    14,596
Units outstanding,
  beginning of year              1,329    1,984        97     133,207        102       2,565       603      1,070     3,052
                               -------  -------   --------     --------  --------    -------    ------    -------    ------

Units outstanding, end of year  51,568   39,609    25,921     231,966     32,410      62,496    27,420     38,350    17,648
                               ======= ========  ========    =========   =======    =========  ========  =========  =======


The accompanying notes are an integral part of these financial statements.


UNITED OF OMAHA SEPARATE ACCOUNT C

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995 (Continued)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                 Series V
                                    ------------------------------------------------------------------------------------------------
                                               Fidelity                Scudder                        T. Rowe Price
                                    --------------------------------  -----------  -------------------------------------------------
                                                Asset                                 New                                  Limited -
                                               Manager    Equity -                  America   Personal    Equity                Term
1995 (continued)                    Contrafund  Growth     Income     International Growth    Strategy    Income  International Bond
From operations:
  Net investment income (expense)   $17,612    82,490      8,528         (1,943)    (1,535)    10,358     10,791     (3,098)  3,597
  Net realized gains (losses)           648    (6,780)     3,329          1,297      6,022      1,657        182        630      45
  Net change in unrealized
    gains (losses)                   (1,473)  (41,397)    76,808         13,735     27,218     33,601     57,494     50,212   3,922
                                     -------  --------    ------        --------   -------    -------    -------    -------  -------
                                     16,787    34,313     88,665         13,089     31,705     45,616     68,467     47,744   7,564
                                     -------  --------    ------        --------   -------    -------    -------    -------  -------
From policyowner transactions:
  Policy purchases                1,829,379 2,534,948  2,725,552      1,109,625    850,222  1,381,006  1,355,232  1,931,038 591,784
  Policy withdrawals                (81,341) (320,897)  (105,131)       (69,135)  (115,913)   (37,278)    (5,899)  (62,039)(18,400)
                                     -------  --------    ------        --------   -------    -------    -------    -------  -------
                                  1,748,038 2,214,051  2,620,421      1,040,490    734,309  1,343,728  1,349,333 1,868,999  573,384
                                     -------  --------    ------        --------   -------    -------    -------    -------  -------

Increase in net assets            1,764,825 2,248,364  2,709,086      1,053,579    766,014  1,389,344  1,417,800 1,916,743  580,948

Net assets, beginning of year         -         -          -            -          -           -          -          -       -
                                   -------  --------    ------        --------   -------    -------    -------    -------  -------

Net assets, end of year          $1,764,825 2,248,364  2,709,086      1,053,579    766,014  1,389,344  1,417,800 1,916,743  580,948
                                  ========= =========  =========    ===========    =======  =========  ========= =========  ========

Accumulation unit purchases         157,743   229,399    243,665        105,654     68,110    126,843    122,813   187,685   57,913
Accumulation unit withdrawals        (7,379)  (29,829)    (9,986)        (6,625)    (9,444)    (3,556)      (819)   (6,286) (1,895)
                                     -------  --------    ------        --------   -------    -------    -------    -------  -------

Net increase in units outstanding   150,364   199,570    233,679         99,029     58,666    123,287    121,994    181,399  56,018
Units outstanding, beginning of year   -         -          -            -          -           -          -          -       -
                                     -------  --------    ------        --------   -------    -------    -------    -------  -------

Units outstanding, end of year      150,364   199,570    233,679         99,029     58,666    123,287    121,994    181,399  56,018
                                  ========= =========  =========    ===========    =======  =========  ========= =========  ========


The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT C

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995 (Continued)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                     Series V
                                            ----------------------------------------------------------------------------------------
                                                    Alger                   Federated                           MFS
                                            -----------------------  ---------------------------------------------------------------
                                             American                              U.S.
                                              Small       American    Money    Government     World      High               Emerging
1995 (continued)                            Capitalization Growth      Market   Securities II Government Income   Research    Growth
From operations:
  Net investment income (expense)            $(2,598)     (2,794)     19,437     10,808       48,304    18,284     16,825    35,768
  Net realized gains (losses)                 (6,715)        776        -           750        1,664     2,898        827     6,101
  Net change in unrealized gains (losses)    (15,784)     (4,802)       -        11,708      (41,961)   (6,035)    23,697    16,938
                                            ---------     --------    -------   --------     --------   -------    ------    -------

                                             (25,097)     (6,820)     19,437     23,266        8,007    15,147     41,349    58,807
                                            ---------     --------    -------   --------     --------   -------    ------    -------
From policyowner transactions:
  Policy purchases                         1,978,407   1,795,154   6,534,133  1,343,005      654,040   988,556  1,257,919 1,515,369
  Policy withdrawals                        (155,240)   (143,678) (3,417,545)   (72,219)     (84,431)  (90,415)   (12,114) (134,662)
                                            ---------     --------    -------   --------     --------   -------    ------    -------
                                           1,823,167   1,651,476   3,116,588  1,270,786      569,609   898,141  1,245,805  1,380,707
                                            ---------     --------    -------   --------     --------   -------    ------    -------
Increase in net assets                     1,798,070   1,644,656   3,136,025  1,294,052      577,616   913,288  1,287,154  1,439,514

Net assets, beginning of year                   -           -             -         -          -         -           -          -
                                            ---------     --------    -------   --------     --------   -------    ------    -------
Net assets, end of year                    1,798,070   1,644,656   3,136,025  1,294,052      577,616   913,288  1,287,154  1,439,514
                                            =========  ===========  ========  =========      =======   =======  =========  =========

Accumulation unit purchases                  161,350     153,249   6,430,464    129,643       64,841    96,273    118,459    136,247
Accumulation unit withdrawals                (12,680)    (12,352) (3,364,861)    (7,203)      (8,448)   (8,895)    (1,294)  (12,787)
                                            ---------     --------    -------   --------     --------   -------    ------    -------
Net increase in units outstanding            148,670     140,897   3,065,603    122,440       56,393    87,378    117,165    123,460

Units outstanding, beginning of year            -           -             -         -          -         -           -          -
                                            ---------     --------    -------   --------     --------   -------    ------    -------
Units outstanding, end of year               148,670     140,897   3,065,603    122,440       56,393    87,378    117,165    123,460
                                            =========  ===========  ========  =========      =======   =======  =========  =========


The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT C

NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995
--------------------------------------------------------------------------------


1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     United of Omaha Separate Account C (the Separate Account) was established by United of Omaha Life Insurance Company (United of Omaha) on December 1, 1993, under procedures established by Nebraska law, and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Separate Account is a segregated investment account of United of Omaha. It is divided into subaccounts, each of which invests exclusively in shares of a corresponding mutual fund portfolio. The available portfolios are:

     SERIES I

    FIDELITY                            T. ROWE PRICE

    VIP Growth                          International Stock
    VIP II Asset Manager                New America Growth
    VIP II Index 500                    Equity Income
                                        Limited-Term Bond

    SCUDDER

    Money Market
    Bond

SERIES V

    FIDELITY                            ALGER

    Contrafund Portfolio                American Small Capitalization Portfolio
    Asset Manager:  Growth Portfolio    American Growth Portfolio
    Equity-Income Portfolio

    SCUDDER                             FEDERATED

    International Portfolio             Prime Money Fund II ("Money Market")
                                          Portfolio
                                        Fund for U.S. Government Securities
                                          II Portfolio

    T. ROWE PRICE                        MFS

    New America Growth Portfolio         World Government Portfolio
    Personal Strategy Balanced Portfolio High Income Fund Portfolio
    Equity Income Portfolio              Research Portfolio
    International Portfolio              Emerging Growth Portfolio
    Limited-Term Bond Portfolio

     SECURITY VALUATION AND RELATED INVESTMENT INCOME - The market value of investments is based on year end closing bid prices. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date.

     FEDERAL INCOME TAXES - Operations of the Separate Account are part of, and are taxed with, the operations of United of Omaha, which is taxed as a "life insurance company" under the Internal Revenue Code.

     RECLASSIFICATIONS - Certain reclassifications have been made to prior year amounts to conform with current year presentation.

2.   ACCOUNT CHARGES

     United of Omaha deducts a daily charge as compensation for the mortality and expense risks assumed by United of Omaha. The charge is equal on an annual basis to a percentage of the average daily net assets of each subaccount. United of Omaha guarantees that the mortality and expense charge shall not increase. The percentages are:

               Series I                                                 1.25%
               Series V                                                 1.00%

     United of Omaha may incur premium taxes relating to the policies. United of Omaha will deduct a charge for any premium taxes related to a particular policy at the time of purchase payments, upon surrender, upon death of any owner, or at the annuity start date.

     No charges are currently deducted from the Separate Account for federal or state income taxes, since none are currently imposed. Should such taxes be imposed in the future, United of Omaha may make deductions from the Separate Account to pay such taxes.

     United of Omaha deducts a daily administrative expense charge from the net assets of the Separate Account. The nominal annual rate is a percentage of the net asset value of each subaccount as follows:

               Series I                                                 .15%
               Series V                                                 .20%

     There is also an annual policy fee of $30 that is deducted from the accumulation value on the last valuation date of each policy year or at complete surrender. The annual policy fee is waived if the accumulation value is greater than $50,000 on the last valuation date of the applicable policy year. The annual policy fee shall not increase.

     On the Series V products, the policyowner has the option to purchase the enhanced death benefit. A charge equal to the annual rate of .35% of the average death benefit amount will be assessed on each policy anniversary or pro rata upon full surrender.

     A withdrawal charge will be assessed on withdrawals in excess of a percentage of the participant's accumulation value as of the last contract anniversary preceding the request for the withdrawal. The allowable withdrawal percentage is as follows:

               Series I                                                   10%
               Series V                                                   15%

     The amount of the charge will depend upon the period of time elapsed since the purchase payment (first-in, first-out arrangement) was made, as follows:

                                              CHARGE ON WITHDRAWAL
                                                    EXCEEDING
          PURCHASE PAYMENT YEAR                 ALLOWABLE AMOUNT

                   1                                   7%
                   2                                   6%
                   3                                   5%
                   4                                   4%
                   5                                   3%
                   6                                   2%
                   7                                   1%

     There is no charge for the first 12 transfers between subaccounts of the Separate Account in each policy year. However, there is a $10 fee for the 13th and each subsequent request during a single policy year. Any applicable transfer fee is deducted from the amount transferred. All transfer requests made simultaneously will be treated as a single request. No transfer fee will be imposed for any transfer which is not at the policyowner's request. The transfer fee will not increase.


3.   NET ASSETS

     Total net assets (policyowners' cumulative investment accounts) consist of the following at December 31, 1996:


                                    Series I
                          ------------------------------------------------------------------------------------------------
                                    Fidelity                    Scudder                       T. Rowe Price
                          ------------------------------  ---------------------  -----------------------------------------
                                                                                                 New              Limited -
                                         Asset     Index       Money              International America   Equity     Term
                              Growth    Manager     500        Market     Bond        Stock     Growth    Income     Bond

Shares purchased            $1,402,565  689,609   659,762    3,758,544  1,007,534   1,462,813   760,684 1,136,963   338,959
Shares sold                   (746,629)(308,572) (403,200)  (3,753,430)  (658,089)   (838,339) (441,645) (773,346) (264,374)
Reinvested dividends and
 capital gains distributions    50,662   31,629    15,905       17,691     47,847      16,083    14,869     32,689   17,753
Net realized gains (losses)    114,768   34,590    72,432         -         1,688      89,200   114,896    108,310   (1,547)
Change in unrealized gains
           (losses)             41,689   54,964    47,707         -         4,898      51,103    48,344     42,848     (403)
                           -----------  -------   -------   ----------  ---------  ----------   --------  --------   -------

Net assets                  $  863,055  502,220   392,606       22,805    403,878     780,860   497,148    547,464    90,388
                          =====================================================================================================




                                    Series V
                    ----------------------------------------------------------------------------------------------------------
                                 Fidelity                 Scudder                         T. Rowe Price
                    ----------------------------------- ------------ ---------------------------------------------------------
                                  Asset                                  New                                       Limited -
                                 Manager    Equity -                   America    Personal    Equity                  Term
                    Contrafund   Growth      Income     International  Growth     Strategy    Income    International Bond

Shares purchased   $30,731,914 21,435,322  31,653,823     18,865,470  15,457,599  21,636,908 25,087,438  22,680,052   6,942,103
Shares sold         (8,560,666)(1,475,408) (4,420,248)    (4,726,373) (2,185,962) (1,700,088)(1,903,742) (3,420,256)   (453,835)
Reinvested dividends
 and capital gains
  distributions         49,318  1,050,035     210,855         90,929     136,780     769,379    547,581     279,801     190,740
Net realized
 gains (losses)        853,905     19,490      70,297        143,911     276,960      73,498    139,813     212,495      (8,349)
Change in unrealized
  gains              2,042,002  1,072,561   2,029,544        945,701     528,297     883,455  1,687,646   1,048,755     11,249
                          ----------------------------------------------------------------------------------------------------------

Net assets         $25,116,473 22,102,000  29,544,271     15,319,638  14,213,674  21,663,152 25,558,736  20,800,847  6,681,908
                    =============================================================================================================


                                                                       Series V
                           --------------------------------------------------------------------------------------------------
                                   Alger                  Federated                                MFS
                           ----------------------- ------------------------  ------------------------------------------------
                            American                               U.S.
                             Small      American       Money     Government     World       High                   Emerging
                         Capitalization  Growth        Market    Securities II Government   Income      Research     Growth

Shares purchased           $20,631,458  18,174,192   102,485,987 13,982,203    10,649,322 13,958,827  18,734,529   35,284,231
Shares sold                 (2,139,401) (1,458,555)  (80,371,179)(2,135,387)   (2,352,776)(4,821,690) (1,931,478) (11,152,213)
Reinvested dividends
 and capital
  gains distributions           32,685     209,881       674,228    396,921        49,168    559,871     275,220      246,233
Net realized gains (losses)     67,927      15,085          -       (48,896)      (65,793)   155,504     215,116      780,423
Change in unrealized gains
  (losses)                    (242,108)    824,999            22     85,126       349,053     69,101   1,046,909     (165,204)
                           ------------  ---------   ------------  ---------  -----------  ---------  -----------  ------------

Net assets                 $18,350,561  17,765,602     22,789,058 12,279,967    8,628,974  9,921,613  18,340,296   24,993,470
                           =====================================================================================================

Gross unrealized gains on investments aggregated $12,915,951 and $662,936 at December 31, 1996 and 1995, respectively, and gross unrealized losses on investments aggregated $407,715 at December 31, 1996.

PART C  OTHER INFORMATION

ITEM 24.    FINANCIAL STATEMENTS AND EXHIBITS
        (a) Financial Statements

            All required financial statements are included in Part B of this Registration Statement.

        (b) Exhibits:  The following exhibits are filed herewith:

EXHIBIT NO.     DESCRIPTION OF EXHIBIT
(1)   (a)       Resolution of the Board of Directors establishing the Variable
                Account.

(2)             Not applicable.

(3)   (a)       Principal  Underwriter  Agreement by and between United,  on its own behalf and on behalf of the Variable Account, and Mutual of Omaha Investor Services.

      (b)       Form of  Broker/Dealer  Supervision  and Sales  Agreement by and
                between Mutual of Omaha Investor Services, Inc. and the Broker/
                Dealer.
(4)   (a)       Form of Policy for the SERIES V variable annuity Policy.

      (b)       Form of Riders to the Policy.

(5)             Form of Application to the Policy.

(6)   (a)       Articles of Incorporation of United of Omaha Life Insurance
                Company.

      (b)       Bylaws of United of Omaha Life Insurance Company.

(7)             Not applicable.

(8)     (a)     Participation Agreement with the Alger American Fund

        (b)     Participation Agreement with the Insurance Management Series

        (c) Participation Agreement with the Fidelity VIP Fund and Fidelity VIP Fund II.

        (d)     Participation Agreement with the MFS Variable Insurance Trust.

        (e)     Participation Agreement with the Pioneer Variable Contracts
                Trust.

        (f) Participation Agreement with the Scudder Variable Life Investment Fund.

        (g) Participation Agreement with T. Rowe Price International Series, T. Rowe Price Fixed Income Series, and T. Rowe Price Equity Series.

        (h)     Administrative Services Agreement with Vantage Computer Systems.

 (9)            Opinion and Consent of Counsel.

(10)            Consents of Independent Auditors

(11)            Not applicable.

(12)            Not applicable.

(13)            Schedules of Computation of Performance Data.

(14)            Powers of Attorney.



ITEM 25.       DIRECTORS AND OFFICERS OF THE DEPOSITOR

Our Directors and senior officers* are:

DIRECTORS
Foggie, Samuel L.     Banking and Finance Industry Executive
Plunkett III, Hugh V. Attorney (Plunkett, Schwartz & Petersen)
Sampson, Richard J.   Retired Group Insurance Executive (Mutual of Omaha
                        Insurance Company)
Skutt, Thomas J.      Chairman of the Board (Mutual of Omaha Insurance Company)
Straus, Oscar S.      Investments; President, The Daniel and Florence Guggenheim
Foundation
Sturgeon, John A.     President and General Comptroller
Wayne, Michael A.     Foundation and Cance Institute Executive
Weekly, John W.       Vice Chairman of the Board, Chief Executive Officer
                     (Mutual of Omaha Insurance Company)

OFFICERS*
Thomas J. Skutt       Chairman of the Board
John W. Weekly        Vice Chairman of the Board, Chief Executive Officer
G. Ronald Ames        Executive Vice President (Acquisitions)
Robert B. Bogart      Executive Vice President (Human Resources)
Stephen R. Booma      Executive Vice President (Managed Care)
Cecil D. Bykerk       Executive Vice President (Chief Actuary)
James L. Hanson       Executive Vice President (Information Services)
Lawrence F. Harr      Executive Vice President (Executive Counsel)
Randall C. Horn       Executive Vice President (Group Insurance)
M. Jane Huerter       Executive Vice President (Corporate Secretary; Federal
                      Legislative Issues; Public Affairs)
Ernest B. Johnston    Executive Vice President (Underwriting; Customer Service)
John L. Maginn        Executive Vice President (Treasurer; Chief Investment
                        Officer)
Thomas J. McCusker    Executive Vice President (General Counsel)
Thomas T. Sawicz      Executive Vice President (Sales and Marketing)
John A. Sturgeon      Executive Vice President (General Comptroller)

        *Business address for all directors and officers is Mutual of Omaha Plaza, Omaha, Nebraska 68175.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT


NAME OF CORPORATION (WHERE ORGANIZED)                                           TYPE OF CORPORATION

Mutual of Omaha Insurance Company (NE)                                  Accident & Health Insurance
        KFS Corporation (NE)                                            Holding corporation
               Kirkpatrick, Pettis, Smith, Polian Inc. (NE)             Registered broker-dealer  & investment advisor
               KPM Investment Management, Inc. (NE)                     Investment advisor
               Kirkpatrick Pettis Trust Company (NE)                    Trust company
        Mutual of Omaha Health Plans, Inc. (NE)                         Holding corporation
               Exclusive Healthcare, Inc. (NE)                          HMO
                      Mutual of Omaha of Colorado, Inc. (CO) (50%)      HMO
                      Mutual of Omaha Health Plans of Lincoln, Inc.(NE) Staff Model HMO
                      Preferred HealthAlliance, Inc. (NE) (51%)         Joint venture w/physician &
                                                                        hospital organization
               Mutual of Omaha Dental Plans of Nebraska, Inc. (NE)      Limited pre-paid DHMO
               Mutual of Omaha Dental Plans of Nevada, Inc. (NV)        Limited pre-paid DHMO
        Mutual of Omaha Health Plans of Indiana, Inc. (IN)              HMO
        Mutual of Omaha Health Plans of Ohio, Inc. (OH)                 HMO
               Mutual of Omaha of South Dakota & Community Health
                                      Plus HMO, Inc. (SD)               HMO
        Mutual of Omaha Tri-State Health Plans, Inc. (TN)               HMO
        Mutual of Omaha Holdings, Inc. (NE)                             Holding corporation
               Mutual Asset Management Co. (NE)                         Asset management services
               Mutual of Omaha Investor Services, Inc. (NE)             Registered securities Broker-Dealer
               Mutual of Omaha Marketing Corporation (NE)               Markets health insurance
               Omex Realty, Inc. (NE)                                   Real estate investments
               TWCO, Inc. (NE)                                          Markets water purification products
               UB Realty, Inc. (NE)                                     Real estate investments
        Mutual of Omaha U.K. Limited (U.K.)                             Insurance in United Kingdom (inactive)
        The Omaha Indemnity Company (WI)                                Property & casualty insurance  (no new business
                                                                          since 1986)
        Omaha Property and Casualty Insurance Company (NE)              Property & casualty insurance
               Adjustment Services, Inc. (NE)                           Claims adjusting services
        Tele-Trip Company, Inc. (DE)                                    Markets travel/flight insurance in airports
        United of Omaha Life Insurance Company (NE)                     Life, H&A insurance/annuities
               Companion Life Insurance Company (NY)                    Life insurance/annuities
               Mutual of Omaha Structured Settlement Company, Inc. (CT) Structured settlements
               Mutual of Omaha Structure Settlement Company of
                                            New York, Inc. (NY)         Structured settlements
        United World Life Insurance Company (NE)                        Accident & health and life insurance
        United Properties Co. (CA) (50%)                                Real estate general partnership

*Subsidiaries of subsidiaries are indicated by indentations.


ITEM 27.       NUMBER OF POLICYOWNERS

      As of December 31, 1996, there were 6026 Owners of the Policies.

ITEM 28.       INDEMNIFICATION

   The Nebraska Business Corporation Act (Section 21-2004(15)) provides for permissive indemnification in certain situations, mandatory indemnification in other situations, and prohibits indemnification in certain situations. The Nevada Business Corporation Act also specifies procedures for determining when indemnification payments can be made.
   Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of United of Omaha pursuant to the foregoing provisions, or otherwise, United of Omaha has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by United of Omaha of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), United of Omaha will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue. With respect to indemnification, Section XI of United of Omaha's Articles of Incorporation provides as follows:

               An outside director of the Company shall not be personally liable in the Company on its Stockholders for monetary damages for breach of fiduciary duty as a director, except for liability for: (i) any act or omission not in good faith which involves intentional misconduct or a knowing violation of the law; (ii) any transaction from which the outside director derived an improper direct or indirect financial benefit; (iii) paying or approving a dividend which is in violation of Nebraska law; (v) any act or omission which violates a declaratory or injunctive order obtained by the Company or its Stockholders; and (v) any act or omission occurring prior to the effective date of the amendments to the Articles of Incorporation of the Company incorporating this ARTICLE XI.

               For purposes of this ARTICLE XI, an outside director shall mean a member of the Board of Directors who is not an officer or a person who may control the conduct of the Company through management agreements, voting trusts, directorships in related corporations, or any other device or relationship.

               If the Nebraska Business Corporation Act is amended after approval by the Stockholders of this ARTICLE XI to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Company shall be eliminated or limited to the fullest extent permitted by the Nebraska Business Corporation Act as so amended.

               Any repeal or modification of the foregoing ARTICLE XI by the Stockholders of the Company shall not adversely affect any right or protection of a director of the Company existing at the time of such repeal or modification.

   Article VII of United of Omaha's Bylaws provides as follows:
               Any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that such person then is or was a director, officer, employee, or agent of the Company (or is or was serving at the request of the Company in any such capacity for an other legal entity or enterprise, shall be indemnified by the Company against expense, judgements, fines, and amounts paid in settlement to the full extent that such persons are permitted to be indemnified by the laws of the State of Nebraska as in effect as of any date of determination. The provisions of this Article shall not adversely affect any right to indemnification which any person may have apart from the provisions of this Article.


ITEM 29.       PRINCIPAL UNDERWRITER

     (a) In addition to Registrant, Mutual of Omaha Investor Services is the Principal Underwriter for policies offered by Companion Life Insurance Company through Companion Life Separate Account C.
     (b) The directors and officers of Mutual of Omaha Investor Services, Inc. (principal address: Mutual of Omaha Plaza, Omaha, Nebraska 68175) are as follows:

            NAME                                   TITLE

            Richard A. Witt          President, Director
            William J. Bluvas        Vice President, Finance and Treasurer
            M. Jane Huerter          Secretary and Director
            Scott C. Hoyt            Assistant Secretary
            Michael F. Gentile       Vice President, Operations
            Linda K. Augustyn        Vice President, Investor Relations and
                                       Communications
            Lawrence F. Harr         Director
            John L. Maginn           Director
            Thomas T. Sawicz         Director
            John W. Weekly           Chairman, Director

     (c) Mutual of Omaha Investor Services, Inc. ("MOIS") is the principal underwriter of the Policies. Commissions payable to a broker-dealer will be up to 7.5% of Purchase Payments. For the fiscal year ended December 31, 1996, United of Omaha paid $??? in total compensation to MOIS; of this amount MOIS retained $??? as concessions for its services as Principal Underwriter and for distribution concessions, with the remaining amount paid to other broker-dealers.

ITEM 30.    LOCATION OF ACCOUNTS AND RECORDS

            The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by United of Omaha Life Insurance Company at Mutual of Omaha Plaza, Omaha, Nebraska 68175.

ITEM 31.    MANAGEMENT SERVICES.

            All management policies are discussed in Part A or Part B of this registration statement.

ITEM 32.    UNDERTAKINGS

            (a)Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as Purchase Payments under the Policy may be accepted.
            (b)Registrant undertakes that it will include either (i) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information or
(ii) a space in the Policy application that an applicant can check to request a Statement of Additional Information.
            (c)Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to United of Omaha at the address or phone number listed in the Prospectus.
            (d) Registrant represents that the fees and charges under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Registrant.

SECTION 403(B) REPRESENTATIONS
        United of Omaha represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88), regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) Policies, and that paragraphs numbered (1) through (4) of that letter will be complied with.

STATEMENT PURSUANT TO RULE 6C-7:  TEXAS OPTIONAL RETIREMENT PROGRAM
        United of Omaha and the Variable Account rely on 17 C.F.R. ss. 270.6c-7, and represent that the provisions of that Rule have been or will be complied with.

                                   SIGNATURES

        As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1993 and has caused this Posteffective Amendment No. 2 to the Registration Statement to be signed on its behalf, in the City of Omaha and State of Nebraska, on this 23rd day of April, 1997.

                       UNITED OF OMAHA SEPARATE ACCOUNT C

                     UNITED OF OMAHA LIFE INSURANCE COMPANY
                                     Depositor

                              /s/ Kenneth W. Reitz
                                     ---------------------------------------
                                     By:    Kenneth W. Reitz
                                            First Vice President & Counsel

        As required by the Securities Act of 1933, this Preeffective Amendment No. 3 to the Registration Statement has been signed by the following persons in the capacities and on the duties indicated.

SIGNATURES                           TITLE                            DATE

          /s/ Thomas J. Skutt
by__________________________*       Chairman of the Board         4/23/1997
Thomas J. Skutt

          /s/ John W. Weekly
by__________________________*       Vice-Chairman of the Board,   4/23/1997
John W. Weekly                      Chief Executive Officer

          /s/ John A. Sturgeon
by__________________________*       President and General         4/23/1997
John A. Sturgeon                    Comptroller, Director
                                   (Principal Financial
                                    Officer and Principal
                                    Accounting Officer)

          /s/ Samuel L. Foggie
by__________________________*       Director                      4/23/1997
Samuel L. Foggie

/s/ Hugh V. Plunkett, III
by__________________________        Director                      4/23/1997
Hugh V. Plunkett, III

          /s/ Richard J. Sampson
by__________________________*       Director                      4/23/1997
Richard J. Sampson

          /s/ Oscar S. Straus
by__________________________*       Director                      4/23/1997
Oscar S. Straus


by__________________________        Director
Michael A. Wayne


* Signed by Kenneth W. Reitz under Powers of Attorney executed on May 22 and 23 and June 1, 1995.